The information in this preliminary prospectus supplement, which relates to an effective registration statement under the Securities Act of 1933, as amended, is not complete and may be changed. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell these securities or a solicitation of an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Filed pursuant to Rule 497(c) under the Securities Act of 1933,
As Amended File no. 333-149315
Subject to Completion

Preliminary Prospectus Supplement dated November 23, 2009
PROSPECTUS SUPPLEMENT
(To prospectus dated May 1, 2009)
$

Tortoise Energy Capital Corporation

     % Mandatory Redeemable Preferred Shares
Liquidation Preference $10.00 per share
Mandatorily Redeemable          , 2016

Tortoise Energy Capital Corporation (the “Company,” “we”, “us” or “our”) is a nondiversified, closed-end management investment company. Our investment objective is to seek a high level of total return with an emphasis on current distributions to stockholders.

We are offering our mandatory redeemable preferred stock (referred to as “Mandatory Redeemable Preferred Shares” or “MRP Shares”) with an aggregate liquidation preference of $      in this prospectus supplement. This prospectus supplement is not complete and should be read in conjunction with our prospectus dated May 1, 2009 (the “prospectus”), which accompanies this prospectus supplement. This prospectus supplement does not include all information that you should consider before purchasing any MRP Shares. You should read this prospectus supplement and the prospectus prior to purchasing any MRP Shares.

Investors in MRP Shares will be entitled to receive cash dividends at an annual rate of     % per annum. Dividends on the MRP Shares will be payable monthly. The initial dividend period for the MRP Shares will commence on the issue date and end on December 31, 2009. Each subsequent dividend period will be a calendar month (or the portion thereof occurring prior to the redemption of such MRP Shares). Dividends will be paid on the first business day of the month next following a dividend period and upon redemption of the MRP Shares. Dividends with respect to any monthly dividend period will be declared and paid to holders of record of MRP Shares as their names appear on our books and records at the close of business on the 15th day of such monthly dividend period (or if such day is not a business day, the next preceding business day).

We are required to redeem the MRP Shares on          , 2016. In addition, MRP Shares are subject to optional and mandatory redemption by us in certain circumstances described in this prospectus supplement.

Application has been made to list the MRP Shares on the New York Stock Exchange (the “NYSE”) under the symbol “TYY Pr A” so that trading on such exchange will begin within 30 days after the date of this prospectus supplement, subject to notice of issuance. Prior to the expected commencement of trading on the NYSE, the underwriters do not intend to make a market in the MRP Shares and a market for the MRP Shares is not expected to develop. Consequently, it is anticipated that, prior to the commencement of trading on the NYSE, an investment in MRP Shares will be illiquid.

We intend to use the net proceeds from the sale of MRP Shares, along with borrowings under our credit facility, to redeem all of our outstanding auction rate preferred stock (“Tortoise Auction Preferred Shares”). Certain of the underwriters and their affiliates or their customers own or are obligated to repurchase in the future Tortoise Auction Preferred Shares and, as a result, may benefit from any such partial redemption. See “Prospectus Supplement Summary — The Offering.”

Investing in MRP Shares involves certain risks. See “Risk Factors” beginning on page 29 of the prospectus and “Risks of Investing in Mandatory Redeemable Preferred Shares” beginning on page S-20 of this prospectus supplement.

	Per Share	Total

Public offering price	$	$
Underwriting discount	$	$
Proceeds to us (before expenses)(1)(2)	$	$

(1)	Does not include offering expenses payable by us estimated to be $ .

(2)	We have granted the underwriters the option to purchase up to an additional MRP Shares from us at the public offering price, less the underwriting discount, to cover over-allotments, if any, within 30 days from the date of this prospectus supplement. If the underwriters exercise their overallotment option in full, the total public offering price will be $ and the total underwriting discount will be $ . The proceeds to us will then be $ , before deducting offering expenses.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters expect to deliver the MRP Shares in book-entry form, through the facilities of The Depository Trust Company, to broker-dealers on or about           , 2009.

Joint Book-Running Managers

Sole Structuring Coordinator

Wells Fargo Securities	BofA Merrill Lynch
Co-Managers

RBC Capital Markets	Stifel Nicolaus

          , 2009

The offering is conditioned upon the MRP Shares receiving a rating of not less than “Aa2” from Moody’s and “AA” from Fitch.

This prospectus supplement has been filed with the Securities and Exchange Commission (the “SEC”). Additional copies of this prospectus supplement, the prospectus or the statement of additional information dated May 1, 2009, as supplemented from time to time, are available by calling 1-866-362-9331 or by writing to us, or you may obtain copies (and other information regarding us) from the SEC’s web site (http://www.sec.gov). You also may e-mail requests for these documents to the SEC at publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Room 1580, Washington, D.C. 20549.

This prospectus supplement, which describes the specific terms of this offering, also adds to and updates information contained in the accompanying prospectus and the documents incorporated by reference in the prospectus. The prospectus gives more general information, some of which may not apply to this offering. Capitalized terms used but not defined in this prospectus supplement shall have the meanings given to such terms in the Articles Supplementary setting forth the rights and preferences of the MRP Shares (the “Articles Supplementary”). The Articles Supplementary are available from us upon request.

If the description of this offering varies between this prospectus supplement and the accompanying prospectus, you should rely on the information contained in this prospectus supplement.

The MRP Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Prospectus
Prospectus Summary	1
Summary of Company Expenses	9
Financial Highlights	11
Senior Securities	13
Market and Net Asset Value Information	15
Use of Proceeds	16
The Company	17
Investment Objective and Principal Investment Strategies	18
Leverage	25
Risk Factors	29
Management of the Company	37
Closed-End Company Structure	39
Certain Federal Income Tax Matters	41
Determination of Net Asset Value	45
Automatic Dividend Reinvestment Plan	46
Description of Securities	48
Rating Agency Guidelines	54
Certain Provisions in the Company’s Charter and Bylaws	56
Selling Stockholders	57
Plan of Distribution	57
Administrator and Custodian	59
Legal Matters	59
Available Information	60
Table of Contents of the Statement of Additional Information	61

You should rely on the information contained in or incorporated by reference in this prospectus supplement in making an investment decision. Neither we nor the Underwriters have authorized anyone to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the Underwriters are not, making an offer to sell these MRP Shares in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus supplement is accurate only as of the date of this prospectus supplement, and that our business, financial condition and prospects may have changed since this date. We will amend or supplement this prospectus supplement to reflect material changes to the information contained in this prospectus supplement to the extent required by applicable law.

S-i

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus supplement, the accompanying prospectus and the statement of additional information contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this prospectus supplement, as well as in the accompanying prospectus. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the conditions in the U.S. and international financial, petroleum and other markets, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the SEC.

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors” section of the prospectus accompanying this prospectus supplement. All forward-looking statements contained or incorporated by reference in this prospectus supplement or the accompanying prospectus are made as of the date of this prospectus supplement or the accompanying prospectus, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “1933 Act”).

Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors” section of the prospectus accompanying this prospectus supplement as well as in the “Risks of Investing in Mandatory Redeemable Preferred Shares” section of this prospectus supplement. We urge you to review carefully those sections for a more detailed discussion of the risks of an investment in MRP Shares.

S-ii

PROSPECTUS SUPPLEMENT SUMMARY

This summary contains basic information about us but does not contain all of the information that is important to your investment decision. You should read this summary together with the more detailed information contained elsewhere in this prospectus supplement and accompanying prospectus and in the statement of additional information, especially the information set forth under the heading “Risk Factors” beginning on page 29 of the accompanying prospectus and “Risks of Investing in Mandatory Redeemable Preferred Shares” beginning on page S-20 of this prospectus supplement.

The Company

We seek to provide our stockholders with an efficient vehicle to invest in a portfolio consisting primarily of publicly traded master limited partnerships (“MLPs”) and their affiliates in the energy infrastructure sector. Our investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. For purposes of our investment objective, total return includes capital appreciation of, and all distributions received from, securities in which we invest regardless of the tax character of the distributions.

We are a nondiversified, closed-end management investment company. We commenced operations in May 2005 following our initial public offering. As of the date of this prospectus supplement, we have $65 million of Tortoise Auction Preferred Shares, outstanding. The Tortoise Auction Preferred Shares and MRP Shares are collectively referred to herein as the “Tortoise Preferred Shares.” As of the date of this prospectus supplement, we have $90 million of privately placed senior debt securities (the “Tortoise Notes”) outstanding.

We have established an unsecured credit facility with U.S. Bank N.A. serving as a lender and the lending syndicate agent on behalf of other lenders participating in the credit facility, which currently allows us to borrow up to $50 million. Outstanding balances under the credit facility generally accrue interest at a variable annual rate equal to the one-month LIBOR rate plus 2.00%, with a fee of 0.25% on any unused balance of the credit facility. As of the date of this prospectus supplement, the current rate for outstanding balances is 2.24%. The credit facility remains in effect through June 20, 2010. We may draw on the facility from time to time in accordance with our investment policies. As of the date of this prospectus supplement, we have approximately $3.3 million outstanding under the credit facility. We have a fiscal year ending November 30.

We expect to distribute substantially all of our distributable cash flow (“DCF”) to holders of common stock through quarterly distributions. DCF is the amount we receive as cash or paid-in-kind distributions from MLPs or their affiliates, and interest payments received on debt securities owned by us, less current or anticipated operating expenses, current taxes on our taxable income, and leverage costs paid by us (including leverage costs of the Tortoise Preferred Shares and Tortoise Notes). Our Board of Directors adopted a policy to target distributions to common stockholders in an amount of at least 95% of DCF on an annual basis.

Investment Adviser

Tortoise Capital Advisors, L.L.C. (the “Adviser”) serves as our investment adviser. The Adviser specializes in managing portfolios of investments in MLPs and other energy companies. The Adviser was formed in October 2002 to provide portfolio management services to institutional and high-net-worth investors seeking professional management of their MLP investments. As of October 31, 2009, the Adviser had approximately $2.5 billion of client assets under management. The Adviser’s investment committee is comprised of five portfolio managers. See “Management of the Company” in the accompanying prospectus.

The Adviser also serves as the investment adviser to Tortoise Energy Infrastructure Corporation, Tortoise North American Energy Corporation, Tortoise Capital Resources Corporation and Tortoise Power and Energy Infrastructure Fund, Inc., which are also publicly traded, closed-end management investment companies, as well as to a privately-owned registered closed-end management investment company and separate accounts.

S-1

The principal business address of the Adviser is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

Recent Developments

Adviser Transaction. On September 15, 2009, the Adviser announced that senior management of the Adviser had acquired, along with Mariner Holdings, LLC (“Mariner”), all of the ownership interests in the Adviser (the “Transaction”). As part of the Transaction, Mariner purchased a majority stake in the Adviser, with the intention to provide growth capital and resources and provide the Adviser with a complementary strategic partner in the asset management business. Mariner is an independent investment firm with affiliates focused on wealth and asset management.

On September 11, 2009, our stockholders approved, and on September 15, 2009, effective upon the closing of the Transaction we entered into, a new Investment Advisory Agreement with the Adviser (the “Current Investment Advisory Agreement”). The terms of the Current Investment Advisory Agreement are substantially identical to the terms of the Investment Advisory Agreement formerly in place between us and the Adviser (the “Former Investment Advisory Agreement”), except for the effective and termination dates, and simply continue the relationship between us and the Adviser. The advisory fee we pay to the Adviser under the Current Investment Advisory Agreement has not changed from the amount paid under the Former Investment Advisory Agreement.

On September 15, 2009, effective upon the consummation of the Transaction, Terry Matlack resigned from our Board of Directors in order to comply with a safe harbor under Section 15(f) of the Investment Company Act of 1940 (the “1940 Act”). Mr. Matlack remains a Managing Director of our Advisor, a member of our Advisor’s Investment Committee and our Chief Financial Officer.

Our portfolio management, investment objectives and policies, and investment processes did not change as a result of the Transaction or entering into the Current Investment Advisory Agreement. The current Managing Directors of the Adviser continue to serve as the Investment Committee of the Adviser responsible for the investment management of our portfolio. The Adviser retained its name and other personnel currently providing services to us and remains located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

The business and affairs of the Adviser are currently managed by its five Managing Directors — David J. Schulte (also our Chief Executive Officer and President), Terry C. Matlack (also our Chief Financial Officer), H. Kevin Birzer (also a director and our Chairman of the Board), Zachary A. Hamel (also our Senior Vice President), and Kenneth P. Malvey (also our Senior Vice President and Treasurer).

Common Stock Distribution. On June 1, 2009, we paid a distribution in the amount of $0.40 per common share. On September 1, 2009, we paid a distribution in the amount of $0.40 per common share. On November 9, 2009, we announced the declaration of our distribution of $0.40 per share to be paid on November 30, 2009 to stockholders of record on November 23, 2009.

Credit Facility Extension. On June 19, 2009, we entered into an amendment of our unsecured credit facility with U.S. Bank N.A. and a lending syndicate effective as of June 20, 2009. The amended credit agreement provides for a $50 million revolving credit facility and extends the term of the credit facility until June 20, 2010. During the extension, outstanding balances will accrue interest at a variable annual rate equal to the one-month LIBOR rate plus 2.00% and unused balances of the credit facility will accrue a non-use fee equal to an annual rate of 0.25%.

S-2

The Offering

MRP Shares Offered	MRP Shares, $10.00 liquidation preference per share ($ aggregate liquidation preference). The MRP Shares are being offered by the underwriters (the “Underwriters”) listed under “Underwriting,” for which Banc of America Securities LLC and Wells Fargo Securities, LLC are acting as representatives. We have granted the Underwriters the right to purchase up to an additional MRP Shares to cover over-allotments. Unless otherwise specifically stated, the information throughout this prospectus supplement does not take into account the possible issuance to the Underwriters of additional MRP Shares pursuant to their right to purchase additional MRP Shares to cover over-allotments. Certain of the Underwriters and their affiliates currently own or are obligated to repurchase in the future outstanding Tortoise Auction Preferred Shares. In addition, customers of certain Underwriters and their affiliates currently own outstanding Tortoise Auction Preferred Shares. Upon the successful completion of this offering, these outstanding Tortoise Auction Preferred Shares will be redeemed by us with the net proceeds of this offering as set forth in “Use of Proceeds.” Although such a redemption will be done in accordance with the 1940 Act in a manner that does not favor these Underwriters, affiliates or customers, the Underwriters or their affiliates may nonetheless be deemed to obtain a material benefit from the offering of the MRP Shares due to such redemption including, for certain of the Underwriters and their affiliates, potentially substantial financial relief and/or relief related to legal and regulatory matters associated with currently illiquid Tortoise Auction Preferred Shares.

Dividend Rate	MRP Shares will pay a monthly cash dividend at a rate of % per annum. The dividend rate is subject to adjustment (but will not in any event be lower than %) in certain circumstances. See “Description of Mandatory Redeemable Preferred Shares — Dividends and Dividend Periods — Fixed Dividend Rate,” “Description of Mandatory Redeemable Preferred Shares — Dividends and Dividend Periods — Adjustment to Fixed Dividend Rate — Ratings” and “Description of Mandatory Redeemable Preferred Shares — Dividends and Dividend Periods — Default Rate — Default Period.”

Dividend Payments	The holders of MRP Shares will be entitled to receive cash dividends when, as and if, authorized by the Board of Directors and declared by us, out of funds legally available therefore. Dividends on the MRP Shares will be payable monthly. The initial dividend period for the MRP Shares will commence on the Original Issue Date and end on December 31, 2009 and each subsequent dividend period will be a calendar month (or the portion thereof occurring prior to the redemption of such MRP Shares) (each dividend period a “Dividend Period”). Dividends will be paid on the first Business Day of the month next following a Dividend Period and upon redemption of the MRP Shares (each payment date a “Dividend Payment Date”). Dividends with respect to any monthly Dividend Period will be declared and paid to holders of record of the MRP Shares as their names appear on our

S-3

books and records at the close of business on the 15th day of such monthly Dividend Period (or if such day is not a Business Day, the next preceding Business Day). See “Description of Mandatory Redeemable Preferred Shares — Dividends and Dividend Periods.”

Term Redemption	We are required to redeem all outstanding MRP Shares on , 2016 at a redemption price equal to $10.00 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the redemption date (the “Redemption Price”). See “Description of Mandatory Redeemable Preferred Shares — Redemption — Term Redemption.”

Mandatory Redemption for Asset Coverage, Effective Leverage Ratio and MRP Shares Basic Maintenance Amount	Asset Coverage. If we fail to maintain asset coverage of at least 225% as of the close of business on the last Business Day of any week, and such failure is not cured as of the close of business on the date that is 30 days following such Business Day, the MRP Shares will be subject to mandatory redemption at the Redemption Price. See “Asset Coverage Requirements” and “Description of Mandatory Redeemable Preferred Shares — Redemption — Mandatory Redemption.”

Effective Leverage Ratio. If our Effective Leverage Ratio (as defined below) exceeds 50% as of the close of business on the last Business Day of any week, and such failure is not cured as of the close of business on the date that is 30 days following such Business Day, the MRP Shares will be subject to mandatory redemption at the Redemption Price. See “Effective Leverage Ratio Requirement” and “Description of Mandatory Redeemable Preferred Shares — Redemption — Mandatory Redemption.”

MRP Shares Basic Maintenance Amount. If we fail to maintain assets in our portfolio that have a value equal to the MRP Share Basic Maintenance Amount (as defined below) as of the close of business on the last Business Day of any week, and such failure is not cured as of the close of business on the date that is 30 days following such Business Day, the MRP Shares will be subject to mandatory redemption at the Redemption Price. See “Asset Coverage Requirements” and “Description of Mandatory Redeemable Preferred Shares — Redemption — Mandatory Redemption.”

Optional Redemption	We may redeem the MRP shares at any time following the one year anniversary of the Original Issue Date at a redemption price equal to the Redemption Price plus an optional redemption premium per share. See “Description of Mandatory Redeemable Preferred Shares — Redemption — Optional Redemption.”

Use of Proceeds	We estimate that our net proceeds from this offering after expenses will be approximately $ million. We intend to use all of the net proceeds of this offering, along with funds borrowed under our credit facility, to redeem all $65 million of our outstanding Tortoise Auction Preferred Shares and maintain our leveraged capital structure.

NYSE Listing	Application has been made to list the MRP Shares on the NYSE under the symbol “TYY Pr A” so that trading on such exchange will begin within 30 days after the date of this prospectus

S-4

supplement, subject to notice of issuance. Prior to the expected commencement of trading on the NYSE, the underwriters do not intend to make a market in the MRP Shares and a market for the MRP Shares is not expected to develop. Consequently, it is anticipated that, prior to the commencement of trading on the NYSE, an investment in MRP Shares will be illiquid.

Ratings	It is a condition of the Underwriters’ obligation to purchase the MRP Shares offered hereby that the MRP Shares will be rated no less than “Aa2” by Moody’s and “AA” by Fitch (each a “Rating Agency”), respectively, as of the Original Issue Date. There can be no assurance that such ratings will be maintained at the level originally assigned through the term of the MRP Shares. The ratings are based on current information furnished to Moody’s and Fitch by us and the Adviser. The ratings may be changed, suspended or withdrawn in the Rating Agencies’ discretion. We, however, will use commercially reasonable efforts to cause at least one of Moody’s or Fitch to publish a credit rating with respect to MRP Shares for so long as MRP Shares are outstanding. The dividend rate payable on the MRP Shares will be subject to an increase in the event that the ratings of the MRP Shares by Moody’s and Fitch are each downgraded below Aa2 and AA, respectively, or if no Rating Agency is then rating the MRP Shares. See “Description of Mandatory Redeemable Preferred Shares — Dividends and Dividend Periods — Adjustment to Fixed Dividend Rate — Ratings.” The Board of Directors has the right to terminate the designation of either Moody’s or Fitch as a Rating Agency for purposes of the MRP Shares, provided that at least one Rating Agency continues to maintain a rating with respect to the MRP Shares. In such event, any rating of such terminated Rating Agency, to the extent it would have been taken into account in any of the provisions of the MRP Shares which are described in this prospectus supplement or included in the Articles Supplementary, will be disregarded, and only the ratings of the then-designated Rating Agency will be taken into account.

Federal Income Tax Matters	Under present law, we believe that the MRP Shares will constitute equity, and thus distributions with respect to the MRP Shares will generally constitute dividends to the extent of our allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders but are expected to be treated as “qualified dividend income” that is generally subject to reduced rates of federal income taxation for noncorporate investors and are also expected to be eligible for the dividends received deduction available to corporate stockholders. See “Federal Income Tax Matters.”

Redemption and Paying Agent	Computershare Trust Company, N.A.

Risk Factors	See “Risk Factors” and other information included in the accompanying prospectus, as well as “Risks of Investing in Mandatory Redeemable Preferred Shares” in this prospectus supplement, for a discussion of factors you should carefully consider before deciding to invest in MRP Shares.

S-5

FINANCIAL HIGHLIGHTS

Information contained in the table below under the heading “Per Common Share Data” and “Supplemental Data and Ratios” shows our per common share operating performance. Except when noted, the information in this table is derived from our financial statements audited by Ernst & Young LLP, whose report on such financial statements is contained in our 2008 Annual Report and incorporated by reference into the statement of additional information, both of which are available from us upon request. The information as of August 31, 2009 and for the period from December 1, 2008 through August 31, 2009 appears in our unaudited interim financial statements as filed with the SEC in our most recent stockholder report for the period ended August 31, 2009. See “Where You Can Find More Information” in this prospectus supplement.

	Period from				Period from
	December 1,				May 31,
	2008				2005(1)
	through	Year Ended	Year Ended	Year Ended	through
	August 31,	November 30,	November 30,	November 30,	November 30,
	2009	2008	2007	2006	2005
	(Unaudited)

Per Common Share Data(2)
Net Asset Value, beginning of period	$12.85	$27.84	$26.79	$23.23	$—
Public offering price	—	—	—	—	25.00
Underwriting discounts and offering costs on issuance of common and preferred stock(3)	—	—	(0.03)	(0.06)	(1.18)
Premiums less underwriting discounts and offering costs on offering of common stock(4)	—	—	(0.12)	—	—
Income (loss) from Investment Operations:
Net investment income (loss)(5)(6)	(0.17)	(0.89)	(0.64)	(0.36)	0.04
Net realized and unrealized gains (losses) on investments and interest rate swap contracts(5)(6)	6.57	(12.05)	3.80	5.68	(0.05)

Total increase (decrease) from investment operations	6.40	(12.94)	3.16	5.32	(0.01)

Less Distributions to Preferred Stockholders:
Net investment income	—	—	—	—	—
Return of capital	(0.04)	(0.35)	(0.33)	(0.19)	—

Total distributions to preferred stockholders	(0.04)	(0.35)	(0.33)	(0.19)	—

Less Distributions to Common Stockholders:
Net investment income	—	—	—	—	(0.03)
Return of capital	(1.20)	(1.70)	(1.63)	(1.51)	(0.55)

Total distributions to common stockholders	(1.20)	(1.70)	(1.63)	(1.51)	(0.58)

Net Asset Value, end of period	$18.01	$12.85	$27.84	$26.79	$23.23

Per common share market value, end of period	$18.23	$11.11	$25.47	$26.50	$22.09
Total Investment Return Based on Market Value(7)	93.95%	(52.44)%	1.73%	27.67%	(8.33)%

S-6

	Period from				Period from
	December 1,				May 31,
	2008				2005(1)
	through	Year Ended	Year Ended	Year Ended	through
	August 31,	November 30,	November 30,	November 30,	November 30,
	2009	2008	2007	2006	2005
	(Unaudited)

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$316,841	$224,483	$484,645	$429,010	$370,455
Ratio of expenses (including net current and deferred income tax (benefit) expense) to average net assets(8)(9)(10)	20.56%	(21.81)%	10.51%	17.38%	1.29%
Ratio of expenses (excluding net current and deferred income tax (benefit) expense) to average net assets(8)(10)(11)	3.37%	6.51%	4.46%	3.47%	1.39%
Ratio of net investment income (loss) to average net assets (including net current and deferred income tax (benefit) expense)(8)(9)(10)	(19.21)%	23.33%	(9.84)%	(16.31)%	0.60%
Ratio of net investment income (loss) to average net assets (excluding net current and deferred income tax (benefit) expense)(8)(10)(11)	(2.02)%	(4.99)%	(3.79)%	(2.40)%	0.50%
Portfolio turnover rate(8)	15.08%	6.44%	9.90%	5.56%	0.08%
Short-term borrowings, end of period (000’s)	$7,300	—	$24,700	$28,000	—
Long-term debt obligations, end of period (000’s)	$90,000	$90,000	$190,000	$120,000	$120,000
Preferred stock, end of period (000’s)	$65,000	$95,000	$110,000	$70,000	—
Per common share amount of long-term debt obligations outstanding, at end of period	$5.11	$5.15	$10.92	$7.49	$7.52
Per common share amount of net assets, excluding long-term debt obligations, at end of period	$23.12	$18.00	$38.76	$34.28	$30.75
Asset coverage, per $1,000 of principal amount of long-term debt obligations and short-term borrowings(12)	$4,924	$4,550	$3,770	$4,372	$4,087
Asset coverage ratio of long-term debt obligations and short-term borrowings(12)	492%	455%	377%	437%	409%
Asset coverage, per $25,000 liquidation value per share of preferred stock(13)	$146,862	$84,075	$135,147	$178,218	—
Asset coverage, per $25,000 liquidation value per share of preferred stock(14)	$73,805	$55,336	$62,315	$74,198	—
Asset coverage ratio of preferred stock(14)	295%	221%	249%	297%	—

(1)	Commencement of Operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

S-7

(3)	Represents the issuance of common stock for the period ended August 31, 2009. Represents the issuance of preferred stock for the years ended November 30, 2007 and 2006. Represents the issuance of common stock for the period from May 31, 2005 through November 30, 2005.

(4)	Represents the premium on the shelf offering of less than $0.01 per share, less the underwriting and offering costs of $0.13 per share.

(5)	The per common share data for the periods ended November 30, 2008, 2007, 2006 and 2005 do not reflect the change in estimate of investment income and return of capital, for the respective period. See Note 2C to the August 31, 2009 financial statements for further disclosure.

(6)	The per common share data for the year ended November 30, 2008 reflects the cumulative effect of adopting FIN 48, which was a $776,852 increase to the beginning balance of accumulated net investment loss, or $(0.04) per share.

(7)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the beginning of period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(8)	Annualized for periods less than one full year.

(9)	For the period from December 1, 2008 through August 31, 2009, the Company accrued $1,517,868 and $40,180,074 for current and deferred tax expense, respectively. For the year ended November 30, 2008, the Company accrued $427,891 for current tax expense and $114,309,765 for net deferred income tax benefit. The Company accrued $30,376,674 and $54,292,114 for the years ended November 30, 2007 and 2006, respectively, for current and deferred income tax expense. For the period from May 31, 2005 through November 30, 2005, the Company accrued $192,462 in net deferred income tax benefit.

(10)	The expense ratios and net investment income (loss) ratios do not reflect the effect of distributions to preferred stockholders.

(11)	This ratio excludes the impact of current and deferred income taxes.

(12)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.

(13)	Represents value of total assets less all liabilities and indebtedness not represented by preferred stock at the end of the period divided by preferred stock outstanding at the end of the period, assuming the retirement of all long-term debt obligations and short-term borrowings.

(14)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by the sum of long-term debt obligations, short-term borrowings and preferred stock outstanding at the end of the period.

S-8

USE OF PROCEEDS

The net proceeds of the offering of the MRP Shares will be approximately $     , after payment of the Underwriters’ discount and estimated offering costs.

We intend to use all of the net proceeds of this offering, along with funds borrowed under our credit facility, to redeem all $65 million of our outstanding Tortoise Auction Preferred Shares and maintain our leveraged capital structure.

S-9

CAPITALIZATION

The following table sets forth our capitalization: (i) as of August 31, 2009; (ii) pro forma to reflect the subsequent borrowing under our credit facility through the date of this prospectus supplement, and the issuance of 247,943 shares of common stock under our at-the-market offering program during the period from September 1, 2009 through the date of this prospectus supplement; and (iii) pro forma as adjusted to give effect to the issuance of the MRP Shares offered hereby and the redemption of all of our outstanding Tortoise Auction Preferred Shares with the proceeds of such offering. As indicated below, common stockholders will bear the offering costs associated with this offering.

	Actual
	August 31,		Pro Forma as
	2009	Pro Forma	Adjusted
	(Unaudited)	(Unaudited)	(Unaudited)

Short-term debt:
Unsecured credit facility: $50,000,000 available(1)	7,300,000		3,300,000
Long-term debt:
Tortoise Notes, denominations of $25,000 or any multiple thereof(2)	90,000,000	90,000,000	90,000,000
Preferred Stock:
Tortoise Preferred Shares, $25,000 stated value per share at liquidation; 4,400 shares authorized/2,600 shares issued and outstanding actual and pro forma; no shares outstanding pro forma as adjusted)(2)	65,000,000	65,000,000	—
Mandatory Redeemable Preferred Shares, $10.00 stated value per share at liquidation; no shares authorized/outstanding actual and pro forma; 10,000,000 shares authorized/ outstanding pro forma as adjusted)(2)	—	—
Net Assets Applicable to Common Stockholders Consist of
Capital Stock, $0.001 par value, 100,000,000 common shares authorized; 17,595,214 common shares issued and outstanding actual; 17,843,157 common shares issued and outstanding pro forma and pro forma as adjusted(2)	17,595	17,843(3)	17,843(3)
Additional paid-in capital	299,560,123	304,366,890(4)	304,366,890(4)
Accumulated net investment loss, net of income taxes	(36,233,444)	(36,233,444)	(36,233,444)
Accumulated realized loss, net of income taxes	(15,638,591)	(15,638,591)	(15,638,591)
Net unrealized appreciation of investments, net of income taxes	69,135,027	69,135,027	69,135,027

Net assets applicable to common stockholders	$316,840,710	$321,647,725	$321,647,725

(1)	We have an unsecured credit facility with U.S. Bank, N.A. and a lending syndicate that allows us to borrow up to $50 million. The amended credit facility expires on June 20, 2010. As of the date of this prospectus supplement, we had $3.3 million borrowed under our credit facility.

(2)	None of these outstanding shares/notes are held by us or for our account.

(3)	Reflects the issuance of 247,943 shares of common stock (aggregate par value $248) under our at-the-market offering program during the period from September 1, through the date of this prospectus supplement.

(4)	Reflects the issuance of 247,943 shares of common stock during the period from September 1, 2009 through the date of this prospectus supplement in an aggregate amount of $4,807,015 less $0.001 par value per share ($248).

S-10

ASSET COVERAGE REQUIREMENTS

The 1940 Act and each Rating Agency impose asset coverage requirements that may limit our ability to engage in certain types of transactions and may limit our ability to take certain actions without confirming with each Rating Agency that such action will not impair the ratings.

We are required to satisfy two separate asset maintenance requirements with respect to outstanding Tortoise Preferred Shares: (1) we must maintain assets in our portfolio that have a value, discounted in accordance with guidelines set forth by each Rating Agency, at least equal to the aggregate liquidation preference of the Tortoise Preferred Shares, plus specified liabilities, payment obligations and other amounts sufficient to maintain a rating equal to or greater than AA from Fitch and Aa2 from Moody’s (the “MRP Shares Basic Maintenance Amount”); and (2) we must satisfy the 1940 Act asset coverage requirements. Further details about the components of the MRP Shares Basic Maintenance Amount can be found in the Articles Supplementary. Each Rating Agency may amend its guidelines from time to time.

In order to meet the 1940 Act asset coverage requirements, we must maintain, with respect to outstanding Tortoise Preferred Shares, asset coverage of at least 200%. Notwithstanding the foregoing, we have agreed, while the MRP Shares are outstanding, to maintain asset coverage of at least 225% (the “MRP Shares Asset Coverage”). We estimate that based on the composition of our portfolio as of August 31, 2009, assuming the issuance of all MRP Shares offered hereby, the application of all the proceeds received in this offering to redeem all of our outstanding Tortoise Auction Preferred Shares and giving effect to the deduction of the sales load and estimated offering costs related thereto estimated at $     , our asset coverage would be:

Value of Company assets less all liabilities and indebtedness not represented by senior securities		$
	=		= %
Senior securities representing indebtedness, plus the		$
aggregate liquidation preference of Tortoise Preferred Shares

A copy of the current Rating Agency Guidelines will be provided to any holder of MRP Shares promptly upon written request by such holder to the Company at 11550 Ash Street, Suite 300, Leawood, Kansas 66211, attention: Connie J. Savage. See “Rating Agency Guidelines” in the accompanying prospectus for a more detailed description of our asset maintenance requirements.

EFFECTIVE LEVERAGE RATIO REQUIREMENT

If our Effective Leverage Ratio exceeds 50% as of the close of business on any Business Day (the “Effective Leverage Ratio Requirement”), the MRP Shares are subject to mandatory redemption as provided below. The “Effective Leverage Ratio” on any date means the quotient of the sum of (A) the aggregate liquidation preference of our “senior securities” (as that term is defined in the 1940 Act) that are stock for purposes of the 1940 Act, excluding, without duplication, (1) any such senior securities for which we have issued a notice of redemption and either have delivered Deposit Securities or sufficient funds (in accordance with the terms of such senior securities) to the paying agent for such senior securities or otherwise have adequate Deposit Securities or sufficient funds on hand for the purpose of such redemption and (2) any such senior securities that are to be redeemed with net proceeds from the sale of the MRP Shares, for which we have delivered Deposit Securities or sufficient funds to the Paying Agent or otherwise have adequate Deposit Securities or sufficient funds on hand for the purpose of such redemption; and (B) the aggregate principal amount of our “senior securities representing indebtedness” (as that term is defined in the 1940 Act); divided by the market value (determined in accordance with our valuation procedures) of our total assets (including amounts attributable to senior securities), less the amount of our accrued liabilities (other than liabilities for the aggregate principal amount of senior securities representing indebtedness, including floating rate securities).

S-11

DESCRIPTION OF MANDATORY REDEEMABLE PREFERRED SHARES

The following is a brief description of the terms of the MRP Shares. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of the Mandatory Redeemable Preferred Shares in the Articles Supplementary, a copy of which is filed as an exhibit to our registration statement.

General

Our Charter authorizes the issuance of up to 10,000,000 shares of preferred stock, par value $0.001 per share, with preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption as determined by the Board of Directors without the approval of common stockholders. In addition, the Board of Directors, without any action by our stockholders, may amend our Charter to increase or decrease the aggregate number of shares of stock or the number of shares of any class or series of stock that we have authority to issue. The MRP Shares have a liquidation preference of $10.00 per share, plus all accumulated but unpaid dividends (whether or not earned or declared) to the date of final distribution. The MRP Shares when issued and sold through this offering (1) will be fully paid and non-assessable, (2) will not be convertible into shares of our common stock or any other security, and (3) will have no preemptive rights. The MRP Shares will be subject to optional and mandatory redemption as described below under “— Redemption.”

Holders of MRP Shares will not receive certificates representing their ownership interest in such shares. The Depository Trust Company (“DTC”) will initially act as Securities Depository with respect to the MRP Shares.

Computershare Trust Company, N.A. will act as the transfer agent, registrar, and paying agent (“Paying Agent”) for the MRP Shares. Furthermore, the Paying Agent will send notices to holders of MRP Shares of any meeting at which holders of MRP Shares have the right to vote. See “Description of Securities — Preferred Stock — Voting Rights” in the accompanying prospectus. However, the Paying Agent generally will serve merely as our agent, acting in accordance with our instructions.

We will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any MRP Shares, so long as we are current in the payment of dividends on the MRP Shares and on any of our other Tortoise Preferred Shares.

Dividends and Dividend Periods

General. Holders of MRP Shares will be entitled to receive cash dividends, when, as and if authorized by the Board of Directors and declared by us, out of funds legally available therefor, on the initial Dividend Payment Date with respect to the initial Dividend Period and, thereafter, on each Dividend Payment Date with respect to a subsequent Dividend Period at the rate per annum (the “Dividend Rate”) equal to the Applicable Rate (or the Default Rate) for each Dividend Period. The Applicable Rate is computed on the basis of a 360 day year consisting of twelve 30 day months. Dividends so declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distribution declared and payable on our common stock. For a description of the tax treatment of distributions paid on the MRP Shares, see “Federal Income Tax Matters” in this prospectus supplement.

Fixed Dividend Rate. The Applicable Rate is an annual rate of     % for MRP Shares and may be adjusted upon a change in the credit rating of the MRP Shares.

Payment of Dividends and Dividend Periods. Dividends on the MRP Shares will be payable monthly. The initial Dividend Period for the MRP Shares will commence on the Original Issue Date and end on December 31, 2009 and each subsequent Dividend Period will be a calendar month (or the portion thereof occurring prior to the redemption of such MRP Shares). Dividends will be paid on the Dividend Payment Date — the first Business Day following the last day of the Dividend Period and upon redemption of the MRP Shares. Dividends with respect to any monthly Dividend Period will be declared and paid to holders of record

S-12

of MRP Shares as their names shall appear on our books and record at the close of business on the 15th day of such monthly Dividend Period (or if such day is not a Business Day, the next preceding Business Day). Dividends payable on any MRP Shares for any period of less than a full monthly Dividend Period, including in connection with the first Dividend Period for such shares or upon any redemption of such shares on any redemption date other than on a Dividend Payment Date, will be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed for any period of less than one month.

Adjustment to Fixed Dividend Rate — Ratings. So long as MRP Shares are rated on any date no less than “Aa2” by Moody’s or “AA” by Fitch, then the Dividend Rate will be equal to the Applicable Rate. If the highest credit rating assigned on any date to outstanding MRP Shares by Moody’s or Fitch is equal to one of the ratings set forth in the table below, the Dividend Rate applicable to such outstanding MRP Shares for such date will be adjusted by multiplying the Applicable Rate by the applicable percentage (expressed as a decimal) set forth opposite the applicable highest credit rating so assigned on such date to such outstanding MRP Shares by any such Rating Agency as set forth in the table below.

Dividend Rate Adjustment Schedule

		Applicable
Moody’s	Fitch	Percentage

“Aa3”	“AA−”	110%
“A1” to “A3”	“A+” to “A−”	125%
“Baa1” to “Baa3”	“BBB+” to “BBB−”	150%
“Ba1” and lower	“BB+” and lower	200%

If no Rating Agency is rating outstanding MRP Shares, the Dividend Rate applicable to the MRP Shares for such date shall be the rate obtained by multiplying the Applicable Rate by 200%, unless the Dividend Rate is the Default Rate, in which case the Dividend Rate shall remain the Default Rate.

The Board of Directors has the right to terminate the designation of either Moody’s or Fitch as a Rating Agency for purposes of the MRP Shares, provided that at least one Rating Agency continues to maintain a rating with respect to the MRP Shares. In such event, any rating of such terminated Rating Agency, to the extent it would have been taken into account in any of the provisions of the MRP Shares which are described in this prospectus supplement or included in the Articles Supplementary, will be disregarded, and only the ratings of the then-designated Rating Agency will be taken into account. If a Rating Agency replaces any credit rating used in the determination of the Dividend Rate with a replacement credit rating, references to the replaced credit rating shall thereafter refer to the replacement credit rating. No adjustment to the Dividend Rate shall result in the Dividend Rate being less than the Applicable Rate.

Default Rate — Default Period. The Dividend Rate will be the Default Rate in the following circumstances. Subject to the cure provisions below, a “Default Period” with respect to MRP Shares will commence on a date we fail to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (i) the full amount of any dividends on the MRP Shares payable on the Dividend Payment Date (a “Dividend Default”) or (ii) the full amount of any redemption price payable on such Redemption Date (a “Redemption Default” and, together with a Dividend Default, hereinafter referred to as a “Default”).

Subject to the cure provisions in the next paragraph below, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends and any unpaid redemption price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of a Dividend Default, the Dividend Rate for each day during the Default Period will be equal to the Default Rate. The “Default Rate” for any calendar day shall be equal to the Applicable Rate in effect on such day plus five percent (5%) per annum.

No Default Period with respect to a Dividend Default or Redemption Default will be deemed to commence if the amount of any dividend or any redemption price due (if such default is not solely due to our

S-13

willful failure) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time, within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount and period of such non-payment based on the number of days comprising such period divided by 360.

Mechanics of Payment of Dividends. Not later than 3:00 p.m., New York City time, on the Business Day next preceding each Dividend Payment Date, we are required to deposit with the Paying Agent sufficient funds for the payment of dividends. We do not intend to establish any reserves for the payment of dividends. All amounts paid to the Paying Agent for the payment of dividends will be held in trust for the payment of such dividends to the holders of MRP Shares. Dividends will be paid by the Paying Agent to the holders of MRP Shares as their names appear on our books and records. Dividends that are in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date. Such payments are made to holders of MRP Shares as their names appear on our books and records on a date not exceeding 15 calendar days preceding the payment date thereof, as may be fixed by the Board of Directors. Any payment of dividends in arrears will first be credited against the earliest accumulated but unpaid dividends. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on any MRP Shares which may be in arrears. See “— Default Rate — Default Period.”

Upon failure to pay dividends for two years or more, the holders of MRP Shares will acquire certain additional voting rights. See “Description of Securities — Preferred Stock — Voting Rights” in the prospectus. Such rights shall be the exclusive remedy of the holders of MRP Shares upon any failure to pay dividends on MRP Shares.

Redemption

Term Redemption. We are required to redeem all of the MRP Shares on          , 2016 (the “Term Redemption Date”), at the Redemption Price.

Optional Redemption. To the extent permitted under the 1940 Act and Maryland law, we may, at our option, redeem MRP Shares, in whole or in part, out of funds legally available therefor, at any time and from time to time following the one year anniversary of the Original Issue Date, upon not more than 40 calendar days’ prior notice. The optional redemption price per MRP Share shall be the Redemption Price, plus the applicable Optional Redemption Premium per share (as calculated below) (the “Optional Redemption Price”). The “Optional Redemption Premium” with respect to each MRP Share will be an amount equal to:

•	if the optional redemption occurs on or after , 2010 and prior to 2011, 1.00% of the liquidation preference per share;

•	if the optional redemption occurs on or after , 2011 and prior to 2012, 0.50% of the liquidation preference per share; or

•	if the optional redemption occurs on or after , 2012 and prior to the Term Redemption Date or during any Rating Downgrade Period, 0.00% of the liquidation preference per share.

If fewer than all of the outstanding MRP Shares are to be redeemed in an optional redemption, we shall allocate the number of shares required to be redeemed pro rata among the Holders of MRP Shares in proportion to the number of shares they hold, by lot or by such other method as we shall deem fair and equitable.

We shall not effect any optional redemption unless on the date of such notice and on the date fixed for the redemption, (i) we have available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of MRP Shares by reason of the redemption of MRP Shares on such date fixed for the redemption, and (ii) we would satisfy the MRP Shares Basic Maintenance Amount and Effective Leverage Ratio Requirement immediately subsequent to such redemption, if such redemption were to occur on such date.

S-14

We also reserve the right to repurchase MRP Shares in market or other transactions from time to time in accordance with applicable law and at a price that may be more or less than the liquidation preference of the MRP Shares, but we are under no obligation to do so.

Mandatory Redemption. If, while any MRP Shares are outstanding, we fail to satisfy the MRP Shares Asset Coverage, MRP Shares Basic Maintenance Amount or Effective Leverage Ratio Requirement as of the close of business on the last Business Day of any week, and such failure is not cured as of the close of business on the date that is 30 days from such Business Day (a “Cure Date”), the MRP Shares will be subject to mandatory redemption out of funds legally available therefor at the Redemption Price. See “Rating Agency Guidelines — 1940 Act Asset Coverage” in the accompanying prospectus, but note that we have agreed, while the MRP Shares are outstanding, to maintain asset coverage of at least 225% instead of 200%.

The number of MRP Shares to be redeemed under these circumstances will be equal to the lesser of (1) the minimum number of MRP Shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would result in our satisfying the MRP Shares Asset Coverage, MRP Shares Basic Maintenance Amount or Effective Leverage Ratio Requirement, as the case may be, in each case as of the relevant Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all MRP Shares then outstanding will be redeemed), and (2) the maximum number of MRP Shares that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date (as defined below) at the Redemption Price.

We shall allocate the number of shares required to be redeemed to satisfy the MRP Shares Asset Coverage, MRP Shares Basic Maintenance Amount or the Effective Leverage Ratio Requirement, as the case may be, pro rata among the Holders of MRP Shares in proportion to the number of shares they hold, by lot or by such other method as we shall deem fair and equitable, subject to any mandatory redemption provisions.

We are required to effect such a mandatory redemption not later than 30 days after the Cure Date, (the “Mandatory Redemption Date”), except that if we do not have funds legally available for the redemption of, or are not otherwise legally permitted to redeem, all of the required number of MRP Shares of a series that are subject to mandatory redemption, or we otherwise are unable to effect such redemption on or prior to such Mandatory Redemption Date, we will redeem those MRP Shares on the earliest practicable date on which we will have such funds available, upon notice to record owners of MRP Shares to be redeemed and the Paying Agent. Our ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law.

Redemption Procedure. Pursuant to Rule 23c-2 under the 1940 Act, we will file a notice of our intention to redeem any MRP Shares with the SEC so as to provide at least the minimum notice required by such rule or any successor provision (notice currently must be filed with the SEC generally at least 30 days prior to the redemption date).

We shall deliver a notice of redemption to the Paying Agent and the Holders of MRP Shares to be redeemed not more than 40 days prior to the applicable redemption date (“Notice of Redemption”). The Notice of Redemption will be addressed to the registered owners of the MRP Shares at their addresses appearing on our books or records. Such notice will set forth (1) the redemption date, (2) the number and identity of MRP Shares to be redeemed, (3) the redemption price (specifying the amount of accumulated dividends to be included therein and the amount of the redemption premium, if any), (4) that dividends on the shares to be redeemed will cease to accumulate on such redemption date, and (5) the provision under the Articles Supplementary by which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

If less than all of the MRP Shares are redeemed on any date, the shares per Holder to be redeemed on such date will be selected by us on a pro rata basis in proportion to the number of shares held by such Holder, by lot or by such other method as is determined by us to be fair and equitable.

If Notice of Redemption has been given, then upon the deposit with the Paying Agent of Deposit Securities sufficient to effect such redemption, dividends on such shares will cease to accumulate and such

S-15

shares will be no longer deemed to be outstanding for any purpose and all rights of the Holders of the shares so called for redemption will cease and terminate, except the right of the Holders of such shares to receive the redemption price, but without any interest or additional amount. Upon written request, we shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (1) the aggregate redemption price of the MRP Shares called for redemption on such date and (2) such other amounts, if any, to which Holders of MRP Shares called for redemption may be entitled. Any funds so deposited that are unclaimed two years after such redemption date will be paid, to the extent permitted by law, by the Paying Agent to us upon our request. Subsequent to such payment, Holders of MRP Shares called for redemption may look only to us for payment.

So long as any MRP Shares are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository’s normal procedures provide for it to distribute the amount of the redemption price to its agent members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

Notwithstanding the provisions for redemption described above, no MRP Shares may be redeemed unless all dividends in arrears on the outstanding MRP Shares, and any of our shares ranking on a parity with the MRP Shares with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment, except in connection with our liquidation, in which case all MRP Shares and all shares ranking in parity with the MRP Shares must receive proportionate amounts. At any time we may purchase or acquire all the outstanding MRP Shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding MRP Shares of the same series.

Except for the provisions described above, nothing contained in the Articles Supplementary limits any legal right of ours to purchase or otherwise acquire any MRP Shares at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any MRP Shares for which Notice of Redemption has been given and we are in compliance with the MRP Shares Asset Coverage, MRP Shares Basic Maintenance Amount and Effective Leverage Ratio Requirement after giving effect to such purchase or acquisition on the date thereof. Any shares purchased, redeemed or otherwise acquired by us shall be returned to the status of authorized but unissued shares. If less than all outstanding MRP Shares are redeemed or otherwise acquired by us, we shall give notice of such transaction to the Paying Agent, in accordance with the procedures agreed upon by the Board of Directors.

Term Redemption Liquidity Account

On or prior to          , 2016 ( the “Liquidity Account Initial Date”), we will cause the custodian to segregate, by means of appropriate identification on its books and records or otherwise in accordance with the custodian’s normal procedures, from our other assets (the “Term Redemption Liquidity Account”) Deposit Securities or any other security or investment owned by us rated not less than A3 by Moody’s or A− by Fitch or an equivalent rating by any Other Rating Agency (each a “Liquidity Account Investment” and collectively the “Liquidity Account Investments”) with a Market Value equal to at least 110% of the Term Redemption Amount (as defined below) with respect to such MRP Shares. The “Term Redemption Amount” for MRP Shares is equal to the Redemption Price to be paid on the Term Redemption Date, based on the number of MRP Shares then outstanding, assuming for this purpose that the Dividend Rate in effect at the Liquidity Account Initial Date will be the Dividend Rate in effect until the Term Redemption Date. If, on any date after the Liquidity Account Initial Date, the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account for MRP Shares as of the close of business on any Business Day is less than 110% of the Term Redemption Amount, then we will cause the custodian to take all such necessary actions, including segregating our assets as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity

S-16

Account is at least equal to 110% of the Term Redemption Amount not later than the close of business on the next succeeding Business Day.

We may instruct the custodian on any date to release any Liquidity Account Investments from segregation with respect to the MRP Shares and to substitute therefor other Liquidity Account Investments not so segregated, so long as the assets segregated as Liquidity Account Investments at the close of business on such date have a Market Value equal to 110% of the Term Redemption Amount. We will cause the custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Term Redemption Liquidity Account, other than liens, security interests or encumbrances arising by operation of law and any lien of the custodian with respect to the payment of its fees or repayment for its advances.

The Deposit Securities included in the Term Redemption Liquidity Account may be applied by us, in our discretion, towards payment of the Redemption Price. Upon the deposit by us with the Paying Agent of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the MRP Shares on the Term Redemption Date, the requirement to maintain the Term Redemption Liquidity Account as described above will lapse and be of no further force and effect.

S-17

FEDERAL INCOME TAX MATTERS

The following is a general summary of the material federal income tax considerations of the ownership and disposition of MRP Shares. This discussion is based on the provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), the applicable Treasury regulations promulgated thereunder, judicial authority and current administrative rulings and practice, all of which are subject to change, possibly on a retroactive basis. There can be no assurance that the Internal Revenue Service (the “IRS”) will not challenge one or more of the tax consequences described herein, and we have not obtained, nor do we intend to obtain, a ruling from the IRS with respect to such consequences. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to holders in light of their particular circumstances or who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, tax-exempt investors, individual retirement accounts, certain tax-deferred accounts, and foreign investors. Tax matters are very complicated, and the tax consequences of an investment in and holding of MRP Shares will depend on the particular facts of each investor’s situation. Investors are urged to consult their own tax advisors with respect to the application to their own circumstances of the general federal income taxation rules described below and with respect to other federal, state, local or foreign tax consequences to them before making an investment in MRP Shares. Unless otherwise noted, this discussion assumes that investors are U.S. persons for federal income tax purposes and hold MRP Shares as capital assets. For more detailed information regarding the federal income tax consequences of investing in our securities see “Certain Federal Income Tax Matters” in the accompanying prospectus.

If an entity that is classified as a partnership for federal income tax purposes is a beneficial owner of MRP Shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships and other entities that are classified as partnerships for federal income tax purposes and persons holding MRP Shares through a partnership or other entity classified as a partnership for federal income tax purposes are urged to consult their own tax advisors.

Federal Income Tax Treatment of Holders of MRP Shares

Under present law, we believe that the MRP Shares will constitute equity, and thus distributions with respect to the MRP Shares (other than distributions in redemption of MRP Shares subject to Section 302(b) of the Internal Revenue Code) will generally constitute dividends to the extent of our allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders but are expected to be treated as “qualified dividend income” that is generally subject to reduced rates of federal income taxation for noncorporate investors and are also expected to be eligible for the dividends received deduction available to corporate stockholders under Section 243 of the Internal Revenue Code. Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. Based upon the historic performance of the MLPs, we anticipate that the distributed cash from the MLPs will exceed our share of the MLPs’ income and our gain on the sale of MLP interests.

Earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on MRP Shares, and then to the extent remaining, if any, to pay distributions on the common stock. Distributions in excess of the Company’s earnings and profits, if any, will first reduce a stockholder’s adjusted tax basis in his or her MRP Shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a stockholder.

Distributions constituting dividends generally will be taxable as ordinary income to holders but are expected to be treated as “qualified dividend income” that is generally subject to reduced rates of federal income taxation for noncorporate investors and are also expected to be eligible for the dividends received deduction available to corporate stockholders under Section 243 of the Internal Revenue Code. Under federal income tax law, qualified dividend income received by individual and other noncorporate stockholders is taxed at long-term capital gain rates, which currently reach a maximum of 15%. Qualified dividend income

S-18

generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain criteria. To be treated as qualified dividend income, the stockholder must hold the MRP Shares paying otherwise qualifying dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. A stockholder’s holding period may be reduced for purposes of this rule if the stockholder engages in certain risk reduction transactions with respect to the MRP Shares. The provisions of the Internal Revenue Code applicable to qualified dividend income are effective through 2010. Thereafter, higher federal income tax rates will apply unless further legislative action is taken.

Corporate holders should be aware that certain limitations apply to the availability of the dividends received deduction, including limitations on the aggregate amount of the deduction that may be claimed and limitations based on the holding period of the MRP Shares on which the dividend is paid, which holding period may be reduced if the holder engages in risk reduction transactions with respect to its shares. Corporate holders are urged to consult their own tax advisors regarding the application of these limitations to their particular situation.

Sale, Exchange or Redemption of MRP Shares. The sale or exchange of MRP Shares by holders will generally be a taxable transaction for federal income tax purposes. Holders of shares of stock who sell or exchange such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale or exchange and their adjusted tax basis in the shares sold or exchanged. The gain or loss from the sale or exchange of MRP Shares will generally be capital gain or loss. Similarly, a redemption by us (including a redemption resulting from our liquidation), if any, of all the shares actually and constructively held by a stockholder generally will give rise to capital gain or loss under Section 302(b) of the Internal Revenue Code, except to the extent that the redemption proceeds represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by Section 302(b) of the Internal Revenue Code must be satisfied as to the redeeming stockholder to achieve such treatment. If a redemption by us does not satisfy the conditions imposed by Section 302(b) of the Internal Revenue Code for a redeeming stockholder, the redemption will constitute a distribution on the MRP Shares to the stockholder subject to the rules set forth above.

Capital gain or loss will generally be long-term capital gain or loss if the shares were held for more than one year and will be short-term capital gain or loss if the disposed shares were held for one year or less. Net long-term capital gain recognized by a noncorporate holder generally will be subject to federal income tax at a lower rate (currently a maximum rate of 15%) than net short-term capital gain or ordinary income (currently a maximum rate of 35%). Under current law, the maximum federal income tax rate on long-term capital gain for noncorporate holders is scheduled to increase to 20% for taxable years after 2010. For corporate holders, capital gain is generally taxed at the same rate as ordinary income, that is, currently at a maximum rate of 35%. A holder’s ability to deduct capital losses may be limited.

Backup Withholding. We may be required to withhold, for federal income tax purposes, a portion of all distributions (including redemption proceeds) payable to stockholders who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if we have been so notified). Certain corporate and other stockholders specified in the Internal Revenue Code and the applicable Treasury regulations are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder’s federal income tax liability provided the appropriate information is furnished to the IRS in a timely manner.

Other Taxation. Foreign stockholders, including stockholders who are nonresident alien individuals, may be subject to withholding of U.S. federal income taxes on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable income tax treaty. Our distributions also may be subject to state and local taxes.

S-19

RISKS OF INVESTING IN MANDATORY REDEEMABLE PREFERRED SHARES

Investing in any of our securities involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in MRP Shares you should consider carefully the following risks, as well as the risk factors set forth under “Risk Factors” beginning on page 29 of the accompanying prospectus.

Interest Rate Risk — MRP Shares. MRP Shares pay dividends at a fixed dividend rate. Prices of fixed income investments vary inversely with changes in market yields. The market yields on intermediate term securities comparable to MRP Shares may increase, which would likely result in a decline in the secondary market price of MRP Shares prior to their term redemption.

Secondary Market and Delayed Listing Risk. Because we have no prior trading history for exchange-listed preferred shares, it is difficult to predict the trading patterns of MRP Shares, including the effective costs of trading MRP Shares. Moreover, MRP Shares will not be listed on a stock exchange until up to 30 days after the date of this prospectus supplement and during this time period an investment in MRP Shares will be illiquid. Even after the MRP Shares are listed on the NYSE as anticipated, there is a risk that the market for MRP Shares may be thinly traded and relatively illiquid compared to the market for other types of securities, with the spread between the bid and asked prices considerably greater than the spreads of other securities with comparable terms and credit ratings.

Early Redemption Risk. We may voluntarily redeem MRP Shares or may be forced to redeem MRP Shares to meet regulatory requirements or asset coverage requirements. Such redemptions may be at a time that is unfavorable to holders of MRP Shares. See “Asset Coverage Requirements” and “Description of Mandatory Redeemable Preferred Shares — Redemption.”

Reinvestment Risk. Given the seven-year term and potential for early redemption of MRP Shares, holders of MRP Shares may face an increased reinvestment risk, which is the risk that the return on an investment purchased with proceeds from the sale or redemption of MRP Shares may be lower than the return previously obtained from an investment in MRP Shares.

MRP Shares Accounting Designation Risk. We believe that because the MRP Shares have a fixed term, under generally accepted accounting principles we will need to classify the outstanding MRP Shares as debt securities on our financial statements.

Credit Crisis and Liquidity Risk. General market uncertainty and extraordinary conditions in the credit markets may impact the liquidity of our investment portfolio, which in turn, during extraordinary circumstances, could impact our distributions and/or the liquidity of the Term Redemption Liquidity Account. Furthermore, there may be market imbalances of sellers and buyers of MRP Shares during periods of extreme illiquidity and volatility. Such market conditions may lead to periods of thin trading in any secondary market for MRP Shares and may make valuation of MRP Shares uncertain. As a result, the spread between bid and asked prices is likely to increase significantly such that an MRP Shares investor may have greater difficulty selling his or her MRP Shares. Less liquid and more volatile trading environments could result in sudden and significant valuation increases or declines in market price for MRP Shares.

S-20

UNDERWRITING

Under the terms and subject to the conditions contained in an underwriting agreement dated the date of this prospectus supplement, the Underwriters named below, for whom Banc of America Securities LLC and Wells Fargo Securities, LLC are acting as representatives, have severally agreed to purchase, and we have agreed to sell to them, severally, the number of MRP Shares indicated below:

Number of
Name	MRP Shares

Banc of America Securities LLC
Wells Fargo Securities, LLC
RBC Capital Markets Corporation
Stifel, Nicolaus & Company, Incorporated

Total

The underwriting agreement provides that the obligations of the several Underwriters to pay for and accept delivery of the MRP Shares offered by this prospectus supplement are subject to the approval of certain legal matters by their counsel and to certain other conditions. The Underwriters are severally obligated to take and pay for all of the MRP Shares offered by this prospectus supplement if any such MRP Shares are taken.

The Underwriters initially propose to offer part of the MRP Shares directly to the public at the public offering price listed on the cover page of this prospectus supplement and part to certain dealers at a price that represents a concession not in excess of $0.12 per MRP Share under the public offering price. Any Underwriter may allow, and such dealers may reallow, a concession not in excess of $0.10 per MRP Share to certain other dealers. After the initial offering of the MRP Shares, the offering price and other selling terms may from time to time be varied by the representatives. Investors must pay for any MRP Shares purchased on or before          , 2009.

We have granted the Underwriters an option, exercisable for 30 days from the date of this prospectus supplement, to purchase up to an aggregate of           additional MRP Shares at the public offering price listed on the cover page of this prospectus supplement, less an underwriting discount. The Underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the MRP Shares offered by this prospectus supplement. To the extent the option is exercised, each Underwriter will become obligated, subject to certain conditions, to purchase the same percentage of the additional MRP Shares as the number listed next to the Underwriter’s name in the preceding table bears to the total number of MRP Shares listed in the preceding table. If the Underwriters’ option is exercised in full, the total price to the public would be $     , the total underwriting discount would be $      and total proceeds to us would be $     .

The following table shows the underwriting discount we will pay in connection with this offering. The information assumes either no exercise or full exercise by the Underwriters of their overallotment option. However, the Underwriters are not required to take or pay for the MRP Shares covered by the Underwriters’ over-allotment option described below.

	Per	Without	With
	MRP Share	Option	Option

Underwriting discount	$0.20	$	$

Application has been made to list the MRP Shares, subject to official notice of issuance, on the New York Stock Exchange under the symbol “TYY Pr A.” Prior to this offering, there has been no public market for MRP Shares. It is anticipated that trading on the New York Stock Exchange will begin within 30 days from the date of this prospectus supplement. If a secondary market does develop prior to the commencement of trading on the New York Stock Exchange, holders of MRP Shares may be able to sell such shares only at substantial discounts from liquidation preference.

S-21

We and our Advisor have each agreed that, without the prior written consent of the representatives, on behalf of the Underwriters, we will not, during the period ending 90 days after the date of this prospectus supplement:

•	offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any senior securities (as defined in the 1940 Act) or any securities convertible into or exercisable or exchangeable for senior securities; or

•	enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the MRP Shares,

whether any such transaction described above is to be settled by delivery of MRP Shares or such other securities, in cash or otherwise; or file any registration statement with the SEC relating to the offering of any MRP Shares or any securities convertible into or exercisable or exchangeable for MRP Shares.

In order to facilitate the offering of the MRP Shares, the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the MRP Shares. Specifically, the Underwriters may over-allot in connection with the offering, creating a short position in the MRP Shares for their own account. In addition, to cover over-allotments or to stabilize the price of the MRP Shares, the Underwriters may bid for, and purchase, MRP Shares in the open market. Finally, the underwriting syndicate may reclaim selling concessions allowed to an Underwriter or a dealer for distributing the MRP Shares in the offering, if the syndicate repurchases previously distributed MRP Shares in transactions to cover syndicate short positions, in stabilization transactions or otherwise. Any of these activities may stabilize or maintain the market price of the MRP Shares above independent market levels. The Underwriters are not required to engage in these activities, and may end any of these activities at any time without notice.

We anticipate that the representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of our portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters. From time to time, certain Underwriters have provided, and continue to provide, investment banking services to us, the Advisor and its affiliates for which they have received customary fees and expenses. The Underwriters may, from time to time, engage in transactions with or perform services for us, the Advisor and its affiliates in the ordinary course of business.

Certain of the Underwriters and their affiliates currently own or are obligated to repurchase in the future outstanding Tortoise Auction Preferred Shares. In addition, customers of certain Underwriters and their affiliates currently own outstanding Tortoise Auction Preferred Shares. Upon the successful completion of this offering, these outstanding Tortoise Auction Preferred Shares will be redeemed by us with the net proceeds of the offering as set forth in “Use of Proceeds.” Although such a redemption will be done in accordance with the 1940 Act in a manner that does not favor these Underwriters, affiliates or customers, the Underwriters or their affiliates may nonetheless be deemed to obtain a material benefit from the offering of the MRP Shares due to such redemption including, for certain of the Underwriters and their affiliates, potentially substantial financial relief and/or relief related to legal and regulatory matters associated with currently illiquid Tortoise Auction Preferred Shares.

We and the Adviser have agreed to indemnify the Underwriters against certain liabilities relating to this offering, including liabilities under the 1933 Act and to contribute to payments that the Underwriters may be required to make for those liabilities.

The principal business address of Banc of America Securities LLC is One Bryant Park, New York, New York 10036. The principal business address of Wells Fargo Securities, LLC is One Wachovia Center, 6th Floor, 301 South College Street, Charlotte, North Carolina 28288.

S-22

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and are required to file reports, including annual and semi-annual reports, proxy statements and other information with the SEC. We voluntarily file quarterly stockholder reports. Our most recent annual stockholder report filed with the SEC is for the period ended November 30, 2008 and our most recent quarterly stockholder report filed with the SEC is for the period ended August 31, 2009. Both reports, along with our quarterly reports filed with the SEC for the periods ended February 28, 2009 and May 31, 2009, are incorporated by reference into our statement of additional information. These documents are available on the SEC’s EDGAR system and can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additional information about the operation of the public reference room facilities may be obtained by calling the SEC at (202) 551-5850.

This prospectus supplement and the accompanying prospectus do not contain all of the information in our registration statement, including amendments, exhibits, and schedules. Statements in this prospectus supplement and the accompanying prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

Additional information about us can be found on our Adviser’s website at www.tortoiseadvisors.com and in our registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. Information included on our Adviser’s website does not form part of this prospectus supplement. The SEC maintains a website (http://www.sec.gov) that contains our registration statement, other documents incorporated by reference, and other information we have filed electronically with the SEC, including proxy statements and reports filed under the 1934 Act.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Husch Blackwell Sanders LLP, Kansas City, Missouri (“HBS”). HBS may rely on the opinion of Venable LLP, Baltimore, Maryland, on certain matters of Maryland law. Andrews Kurth LLP, New York, New York, is serving as counsel to the Underwriters.

S-23

Base Prospectus
$300,000,000
Tortoise Energy Capital Corporation
Common Stock
Preferred Stock
Debt Securities

     Tortoise Energy Capital Corporation (the “Company,” “we,” “us” or “our”) is a non-diversified closed-end management investment company. Our investment objective is to seek a high level of total return with an emphasis on current distributions to stockholders. We seek to provide our stockholders with an efficient vehicle to invest in a portfolio consisting primarily of master limited partnerships (“MLPs”) and their affiliates in the energy infrastructure sector. Under normal circumstances we invest at least 80% of our net assets, plus any borrowings for investment purposes, in equity securities of entities in the energy sector and at least 80% of our total assets (including assets obtained through leverage) in equity securities of MLPs and their affiliates in the energy infrastructure sector. We may invest up to 50% of our total assets in restricted securities purchased directly from MLPs, from unitholders of MLPs or from private companies. We cannot assure you we will meet our investment objective. Unlike most investment companies, we have not elected to be treated as a regulated investment company under the Internal Revenue Code.
     We may offer, on an immediate, continuous or delayed basis, including to existing stockholders in a rights offering, up to $300,000,000 aggregate initial offering price of our common stock ($0.001 par value per share), preferred stock ($0.001 par value per share) or debt securities, which we refer to in this prospectus collectively as our securities, in one or more offerings. We may offer our common stock, preferred stock or debt securities separately or together, in amounts, at prices and on terms set forth in a prospectus supplement to this prospectus. In addition, from time to time, certain of our stockholders may offer our common stock in one or more offerings. The sale of such stock by certain of our stockholders may involve shares of common stock that were issued to the stockholders in one or more private transactions and will be registered by us for resale. The identity of any selling stockholder, the number of shares of our common stock to be offered by such selling stockholder, and the price and terms upon which our shares of common stock are to be sold from time to time by such selling stockholder, and the percentage of common stock held by any selling stockholder after the offering will be set forth in a prospectus supplement to this prospectus. You should read this prospectus and the related prospectus supplement carefully before you decide to invest in any of our securities. We will not receive any of the proceeds from common stock sold by any selling stockholder.
     We may offer our securities, or certain of our stockholders may offer our common stock, directly to one or more purchasers through designated agents from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the particular offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us or any selling stockholder and such agents or underwriters or among the underwriters or the basis upon which such amount may be calculated. For more information about the manners in which we may offer our securities, or a selling stockholder may offer our common stock, see “Plan of Distribution.” Our securities may not be sold through agents, underwriters or dealers without delivery of a prospectus supplement.
     Our common stock is listed on the New York Stock Exchange (“NYSE”) under the symbol “TYY.” As of April 29, 2009, the last reported sale price for our common stock was $16.81.

     Investing in our securities involves certain risks. You could lose some or all of your investment. See “Risk Factors” beginning on page 29 of this prospectus. You should consider carefully these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our securities.
     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus Dated May 1, 2009

     This prospectus, together with any prospectus supplement, sets forth concisely the information that you should know before investing. You should read this prospectus and any related prospectus supplement, which contain important information, before deciding whether to invest in our securities. You should retain this prospectus and any related prospectus supplement for future reference. A statement of additional information, dated May 1, 2009, as supplemented from time to time, containing additional information, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the statement of additional information, the table of contents of which is on page 61 of this prospectus, request a free copy of our annual, semi-annual and quarterly reports, request other information or make stockholder inquiries, by calling toll-free at 1-866-362-9331 or by writing to us at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. Our annual, semi-annual and quarterly reports and the statement of additional information also are available on our investment adviser’s website at www.tortoiseadvisors.com. Information included on such website does not form part of this prospectus. You can review and copy documents we have filed at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-5850 for information. The SEC charges a fee for copies. You can get the same information free from the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F. Street, N.E., Room 1580, Washington, D.C. 20549.
     Our securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS
          This prospectus, any accompanying prospectus supplement and the statement of additional information contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this prospectus supplement as well as in the accompanying prospectus. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the conditions in the U.S. and international financial, petroleum and other markets, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the SEC.
          Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors” section of this prospectus. All forward-looking statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement are made as of the date of this prospectus or any accompanying prospectus supplement, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “1933 Act”).
          Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors” section of this prospectus. We urge you to review carefully that section for a more detailed discussion of the risks of an investment in our securities.

TABLE OF CONTENTS

PROSPECTUS SUMMARY	1
SUMMARY OF COMPANY EXPENSES	9
FINANCIAL HIGHLIGHTS	11
SENIOR SECURITIES	13
MARKET AND NET ASSET VALUE INFORMATION	15
USE OF PROCEEDS	16
THE COMPANY	17
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES	18
LEVERAGE	25
RISK FACTORS	29
MANAGEMENT OF THE COMPANY	37
CLOSED-END COMPANY STRUCTURE	39
CERTAIN FEDERAL INCOME TAX MATTERS	41
DETERMINATION OF NET ASSET VALUE	45
AUTOMATIC DIVIDEND REINVESTMENT PLAN	46
DESCRIPTION OF SECURITIES	48
RATING AGENCY GUIDELINES	55
CERTAIN PROVISIONS IN OUR CHARTER AND BYLAWS	56
SELLING STOCKHOLDERS	57
PLAN OF DISTRIBUTION	57
ADMINISTRATOR AND CUSTODIAN	59
LEGAL MATTERS	60
AVAILABLE INFORMATION	60
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	61
You should rely only on the information contained or incorporated by reference in this prospectus and any related prospectus supplement in making your investment decisions. We have not authorized any other person to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus and any prospectus supplement do not constitute an offer to sell or solicitation of an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. The information appearing in this prospectus and in any related prospectus supplement is accurate only as of the dates on their covers. Our business, financial condition and prospects may have changed since such dates. We will advise investors of any material changes to the extent required by applicable law.

PROSPECTUS SUMMARY
     This is only a summary. It is not complete and may not contain all of the information you may want to consider. You should review the more detailed information contained elsewhere in this prospectus, in any related prospectus supplement and in the statement of additional information, especially the information set forth under the heading “Risk Factors” beginning on page 29 of this prospectus.
The Company
     We are a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Our investment objective is to seek a high level of total return with an emphasis on current distributions to stockholders. For purposes of our investment objective, total return includes capital appreciation of, and all distributions received from, securities in which we invest regardless of the tax character of the distributions. We seek to provide our stockholders with an efficient vehicle to invest in a portfolio consisting primarily of master limited partnership (“MLPs”) and their affiliates in the energy infrastructure sector.
     We were organized as a corporation on March 4, 2005 pursuant to a charter (the “Charter”) governed by the laws of the State of Maryland. Our fiscal year ends on November 30. We commenced operations in May 2005 following our initial public offering. As of November 30, 2008, we had net assets of $224,483,149 attributable to our common stock. Our common stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “TYY.” As of the date of this prospectus, we have outstanding $95 million of auction rate preferred stock designated as “Tortoise Auction Preferred Shares” (“Tortoise Preferred Shares”) and $90 million of privately-placed senior debt securities (“Tortoise Notes”). We have entered into an unsecured revolving credit facility with U.S. Bank, NA. serving as a lender and the lending syndicate agent on behalf of other lenders participating in the credit facility, which currently allows us to borrow up to $40,000,000. The credit facility remains in effect through June 20, 2009. We currently expect to seek to renew the credit facility at an amount sufficient to meet our operating needs. As of the date of this prospectus, we have no outstanding balance under the credit facility.
Our Adviser
     Tortoise Capital Advisors, L.L.C., a registered investment adviser specializing in managing portfolios of investments in MLPs and other energy companies (the “Adviser”), serves as our investment adviser. As of March 31, 2009, our Adviser managed investments of approximately $1.7 billion in the energy sector, including the assets of four publicly traded and two privately held closed-end management investment companies, and separate accounts for institutions and high net worth individuals. Our Adviser’s investment committee is comprised of five portfolio managers. See “Management of the Company.”
     The principal business address of our Adviser is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.
The Offering
     We may offer on an immediate, continuous or delayed basis, up to $300,000,000 of our securities, including common stock pursuant to a rights offering, or certain of our stockholders who purchase shares from us in private placement transactions may offer our common stock, on terms to be determined at the time of the offering. Our securities will be offered at prices and on terms to be set forth in one or more prospectus supplements to this prospectus. Subject to certain conditions, we may offer our common stock at prices below our net asset value (“NAV”). We will provide information in the prospectus supplement for the expected trading market, if any, for our preferred stock or debt securities.
     While the number and amount of securities we may issue pursuant to this registration statement is limited to $300,000,000 of securities, our board of directors (the “Board of Directors” or the “Board”) may, without any action by our stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue under our Charter or the 1940 Act.
We may offer our securities, or certain of our stockholders may offer our common stock, directly to one or more purchasers through agents that we designate from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us or any selling stockholder and such agents or underwriters or among the underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” Our securities may not be sold through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

Use of Proceeds
     Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds of any sale of our securities primarily to invest in accordance with our investment objective and policies as described under “Investment Objective and Principal Investment Strategies” within approximately three months of the receipt of such proceeds. We may also use proceeds from the sale of our securities to retire all or a portion of any debt we incur, to redeem preferred stock, or for working capital purposes, including the payment of distributions, interest and operating expenses, although there is currently no intent to issue securities primarily for this purpose. We will not receive any of the proceeds from a sale of our common stock by any selling stockholder.
Federal Income Tax Status of Company
     Unlike most investment companies, we have not elected to be treated as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Therefore, we are obligated to pay federal and applicable state corporate taxes on our taxable income. On the other hand, we are not subject to the Internal Revenue Code’s diversification rules limiting the assets in which regulated investment companies can invest. Under current federal income tax law, these rules limit the amount that regulated investment companies may invest directly in the securities of certain MLPs to 25% of the value of their total assets. We invest a substantial portion of our assets in MLPs. Although MLPs generate taxable income to us, we expect the MLPs to pay cash distributions in excess of the taxable income reportable by us. Similarly, we expect to distribute substantially all of our distributable cash flow (“DCF”) to our common stockholders. DCF is the amount we receive as cash or paid-in-kind distributions from MLPs or affiliates of MLPs in which we invest and interest payments received on debt securities owned by us, less current or anticipated operating expenses, taxes on our taxable income, and leverage costs paid by us (including leverage costs of the Tortoise Preferred Shares and Tortoise Notes, and borrowings under our unsecured credit facility). However, unlike regulated investment companies, we are not effectively required by the Internal Revenue Code to distribute substantially all of our income and capital gains. See “Certain Federal Income Tax Matters.”
Distributions
     We expect to distribute substantially all of our DCF to holders of common stock through quarterly distributions. Our Board of Directors adopted a policy to target distributions to common stockholders in an amount of at least 95% of our DCF on an annual basis. We will pay distributions on our common stock each fiscal quarter out of our DCF, if any. As of the date of this prospectus, we have paid distributions every quarter since the completion of our first full fiscal quarter ended on August 31, 2005. There is no assurance that we will continue to make regular distributions. If distributions paid to holders of our common and preferred stock exceed the current and accumulated earnings and profits allocated to the particular shares held by a stockholder, the excess of such distribution will constitute, for federal income tax purposes, a tax-free return of capital to the extent of the stockholder’s basis in the shares and capital gain thereafter. A return of capital reduces the basis of the shares held by a stockholder, which may increase the amount of gain recognized upon the sale of such shares. Our preferred stock and debt securities will pay dividends and interest, respectively, in accordance with their terms. So long as we have preferred stock and debt securities outstanding, we may not declare distributions or dividends on common or preferred stock unless we meet applicable asset coverage tests.
Principal Investment Strategies
     As a nonfundamental investment policy, under normal circumstances we invest at least 80% of our net assets, plus any borrowings for investment purposes, in equity securities of entities in the energy sector and at least 80% of our total assets (including assets obtained through leverage) in equity securities of MLPs and their affiliates in the energy infrastructure sector. We view the energy infrastructure sector as a subset of the broader energy sector. Companies (including MLPs) in the energy infrastructure sector engage in the business of gathering, transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, coal, crude oil, refined petroleum products or other natural resources, or exploring, developing, managing or producing such commodities. We invest primarily in entities organized in the United States.
     Nonfundamental Investment Policies. We have adopted the following additional nonfundamental investment policies:
•	We may invest up to 50% of our total assets in restricted securities, all of which may be illiquid securities. The restricted securities that we may purchase include MLP convertible subordinated units, unregistered MLP common units and securities of publicly traded and privately held companies (i.e., non-MLPs).

•	We may invest up to 20% of our total assets in debt securities, including securities rated below investment grade (commonly referred to as “junk bonds”). Below investment grade debt securities will be rated at least B3 by Moody’s and at least B- by Standard & Poor’s Ratings Group (“S&P’s”) at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by our Adviser.

•	We will not invest more than 15% of our total assets in any single issuer.

•	We will not engage in short sales.
     As used in the bullets above, the term “total assets” includes assets obtained through leverage for the purpose of each nonfundamental investment policy. The Board of Directors may change our nonfundamental investment policies without stockholder approval and will provide notice to stockholders of material changes (including notice through stockholder reports); provided, however, that a change in the policy of investing at least 80% of our net assets, plus any borrowings for investment purposes, in equity securities of entities in the energy sector requires at least 60 days’ prior written notice to stockholders. Unless otherwise stated, these investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations. During the period in which we are investing the net proceeds of this offering, we may deviate from our investment policies with respect to the net proceeds by investing the net proceeds in cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates or deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other liquid fixed income securities.
     Equity Securities of MLPs and their Affiliates. We invest primarily in equity securities of MLPs, which currently consist of common units and convertible subordinated units. We also may invest in I-Shares issued by affiliates of MLPs. As of the date of this prospectus, substantially all MLP common units and I-Shares in which we invest are of a class listed and traded on the NYSE, NYSE Alternext U.S. (formerly known as AMEX) or NASDAQ National Market. We also may purchase MLP common units directly from MLPs or unitholders of MLPs. MLP convertible subordinated units are a class of securities generally not listed or publicly traded, and are typically purchased in direct transactions with MLP affiliates or institutional holders of such shares. MLP subordinated units are typically convertible into a class of securities listed and traded on the NYSE, NYSE Alternext U.S. or NASDAQ National Market. We also may invest in securities of general partners or other affiliates of MLPs and in securities of private companies. It is anticipated that all publicly traded MLPs in which we invest will have an equity market capitalization greater than $100 million at the time of investment.
     MLP common unit holders have typical limited partner rights, including limited management and voting rights. MLP common units have priority over convertible subordinated units upon liquidation. Common unit holders are entitled to minimum quarterly distributions (“MQD”), including arrearage rights, prior to any distribution payments to convertible subordinated unit holders or incentive distribution payments to the general partner. MLP convertible subordinated units generally are convertible to common units on a one-to-one basis after the passage of time and/or achievement of specified financial goals. MLP convertible subordinated units are entitled to MQD after the payments to holders of common units and before incentive distributions to the general partner. MLP convertible subordinated units generally do not have arrearage rights. I-Shares typically are issued by a limited liability company (“LLC”) that owns an interest in and manages an MLP. An I-Share issuer’s assets consist solely of MLP I-units and, therefore, I-Shares represent an indirect investment in MLPs. I-Shares have similar features to common units except that distributions are payable in additional I-Shares rather than cash. We invest in I-Shares only if we believe the issuer will have adequate cash to satisfy its distribution targets.
     Some energy infrastructure companies in which we invest have been organized as LLCs. Such LLCs are treated in the same manner as MLPs for federal income tax purposes. Consistent with our investment objective and policies, we may invest in common units or other securities of such LLCs. These common units possess characteristics similar to those of MLP common units, as discussed in more detail below. See “Investment Objective and Principal Investment Strategies — Investment Securities.”
     Temporary Investments and Defensive Investments. Pending investment of the proceeds of any offering (which we expect may take up to approximately three months following the closing of this offering), we may invest up to 100% of the net offering proceeds in cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other liquid fixed income securities. We also may invest in these instruments on a temporary basis to meet working capital needs including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions, and to facilitate the payment of expenses and settlement of trades. We anticipate that under normal market conditions not more than 5% of our total assets will be invested in these instruments.

     In addition, and although inconsistent with our investment objective, under adverse market or economic conditions, we may invest 100% of our total assets in these securities. The yield on these securities may be lower than the returns on MLPs or yields on lower rated fixed income securities. To the extent we invest in these securities on a temporary basis or for defensive purposes, we may not achieve our investment objective.
Use of Leverage by the Company
     The borrowing of money and the issuance of preferred stock and debt securities represent the leveraging of our common stock. The issuance of additional common stock may enable us to increase the aggregate amount of our leverage. We reserve the right at any time to use financial leverage to the extent permitted by the 1940 Act (50% of total assets for preferred stock and 33 1/3% of total assets for senior debt securities) or we may elect to reduce the use of leverage or use no leverage at all. Historically, our leverage target has been up to 33% of our total assets at the time of incurrence. Our Board of Directors has approved a policy permitting temporary increases in the amount of leverage we may use from 33% of our total assets to up to 38% of our total assets at the time of incurrence, provided that (i) such leverage is consistent with the limits set forth in the 1940 Act, and (ii) such increased leverage is reduced over time in an orderly fashion. The timing and terms of any leverage transactions will be determined by our Board of Directors. Additionally, the percentage of our assets attributable to leverage may vary significantly during periods of extreme market volatility and will increase during periods of declining market prices of our portfolio holdings.
     Our currently outstanding Tortoise Preferred Shares generally may be bought at auctions normally held every 28 days for Series I and every 7 days for Series II. We may exercise our option to designate special rate periods for our outstanding Tortoise Preferred Shares. See “Leverage—Effects of Leverage.”
     The use of leverage creates an opportunity for increased income and capital appreciation for common stockholders, but at the same time creates special risks that may adversely affect common stockholders. Because our Adviser’s fee is based upon a percentage of our “Managed Assets” (defined as our total assets (including any assets attributable to any leverage that may be outstanding but excluding any net deferred tax assets) minus the sum of accrued liabilities other than (1) net deferred tax liabilities, (2) debt entered into for purposes of leverage and (3) the aggregate liquidation preference of any outstanding preferred stock). Our Adviser does not charge an advisory fee based on net deferred tax assets. Our Adviser’s fee is higher when we are leveraged. Therefore, our Adviser has a financial incentive to use leverage, which will create a conflict of interest between our Adviser and our common stockholders, who will bear the costs of our leverage. There can be no assurance that a leveraging strategy will be successful during any period in which it is used. The use of leverage involves risks, which can be significant. See “Leverage” and “Risk Factors — Additional Risks to Common Stockholders — Leverage Risk.”
     We may use interest rate transactions for economic hedging purposes only, in an attempt to reduce the interest rate risk arising from our leveraged capital structure. We do not intend to hedge the interest rate risk of our portfolio holdings. Accordingly, if no leverage is outstanding, we currently do not expect to engage in interest rate transactions. Interest rate transactions that we may use for hedging purposes may expose us to certain risks that differ from the risks associated with our portfolio holdings. See “Leverage — Hedging Transactions” and “Risk Factors — Company Risks — Hedging Strategy Risk.”
Conflicts of Interest
     Conflicts of interest may arise from the fact that our Adviser and its affiliates carry on substantial investment activities for other clients, in which we have no interest. Our Adviser or its affiliates may have financial incentives to favor certain of these accounts over us. Any of their proprietary accounts or other customer accounts may compete with us for specific trades. Our Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, us, even though their investment objectives may be the same as, or similar to, ours.
     Situations may occur when we could be disadvantaged because of the investment activities conducted by our Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for us or the other accounts, thereby limiting the size of our position; (2) the difficulty of liquidating an investment for us or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in private placement securities under the 1940 Act. Our investment opportunities may be limited by affiliations of our Adviser or its affiliates with energy infrastructure companies. See “Investment Objective and Principal Investment Strategies — Conflicts of Interest.”

Company Risks
     Our NAV, our ability to make distributions, our ability to service debt securities and preferred stock, and our ability to meet asset coverage requirements depends on the performance of our investment portfolio. The performance of our investment portfolio is subject to a number of risks, including the following:
     Recent Developments Risk. Our capital structure and performance was adversely impacted by the weakness in the credit markets and broad stock market, and the resulting rapid and dramatic declines in the value of MLPs that occurred in late 2008, and may continue to be adversely affected if the weakness in the credit and stock markets continue. If our NAV declines or remains volatile, there is an increased risk that we may be required to reduce outstanding leverage, which could adversely affect our stock price and ability to pay distributions at historical levels. A sustained economic slowdown may adversely affect the ability of MLPs to sustain their historical distribution levels, which in turn, may adversely affect our ability to sustain distributions at historical levels. MLPs that have historically relied heavily on outside capital to fund their growth have been impacted by the slowdown in the capital markets. The recovery of the MLP sector is dependent on several factors, including the recovery of the financial sector, the general economy and the commodity markets. Measures taken by the U.S. Government to stimulate the U.S. economy may not be successful or may not have the intended effect.
     Concentration Risk. Under normal circumstances, we concentrate our investments in the energy sector, with an emphasis on securities issued by MLPs and their affiliates in the energy infrastructure sector, a subset of the energy sector. The primary risks inherent in investments in MLPs and their affiliates in the energy infrastructure sector include the following: (1) the performance and level of distributions of MLPs can be affected by direct and indirect commodity price exposure; (2) a decrease in market demand for natural gas or other energy commodities could adversely affect MLP revenues or cash flows; (3) energy infrastructure assets deplete over time and must be replaced; and (4) a rising interest rate environment could increase an MLP’s cost of capital.
     Industry Specific Risk. MLPs and their affiliates also are subject to risks specific to the industry they serve. For risks specific to the pipeline, processing, propane, coal and marine shipping industries, see “Risk Factors — Company Risks — Industry Specific Risk.”
     MLP Risk. We invest primarily in equity securities of MLPs and their affiliates. As a result, we are subject to the risks associated with an investment in MLPs, including cash flow risk, tax risk, deferred tax risk and capital market risk. Cash flow risk is the risk that MLPs will not make distributions to holders (including us) at anticipated levels or that such distributions will not have the expected tax character. MLPs also are subject to tax risk, which is the risk that MLPs might lose their partnership status for tax purposes. Deferred tax risk is the risk that we incur a current tax liability on that portion of an MLP’s income and gains that is not offset by tax deductions and losses. Capital market risk is the risk that MLPs will be unable to raise capital to meet their obligations as they come due or execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures.
     Equity Securities Risk. MLP common units and other equity securities can be affected by macro economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment toward MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of DCF). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including size, earnings power, coverage ratios and characteristics and features of different classes of securities. See “Risk Factors — Company Risks — Equity Securities Risk” and “Risk Factors — Additional Risks to Common Stockholders — Leverage Risk.”
     Hedging Strategy Risk. We may use interest rate transactions for hedging purposes only, in an attempt to reduce the interest rate risk arising from our leveraged capital structure. There is no assurance that the interest rate hedging transactions into which we enter will be effective in reducing our exposure to interest rate risk. Hedging transactions are subject to correlation risk, which is the risk that payment on our hedging transactions may not correlate exactly with our payment obligations on senior securities. Interest rate transactions that we may use for hedging purposes, such as swaps, caps and floors, will expose us to certain risks that differ from the risks associated with our portfolio holdings. See “Risk Factors — Company Risks — Hedging Strategy Risk.”
     Competition Risk. Since the time of our initial public offering a number of alternative vehicles for investment in a portfolio of MLPs and their affiliates, including other publicly traded investment companies and private funds, have emerged. In addition, tax law changes have increased the ability of regulated investment companies or other institutions to invest in MLPs. These competitive conditions may adversely impact our ability to meet our investment objective, which in turn could adversely impact our ability to make distributions or interest or dividend payments

     Restricted Securities Risk. We may invest up to 50% of total assets in restricted securities purchased directly from MLPs, from unitholders of MLPs or from private companies. Restricted securities are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. This lack of liquidity creates special risks for us. See “Risk Factors — Company Risks — Restricted Securities Risk.”
     Liquidity Risk. Certain MLP securities may trade less frequently than those of other companies due to their smaller capitalizations. Investments in securities that are less actively traded or over time experience decreased trading volume may be difficult to dispose of when we believe it is desirable to do so, may restrict our ability to take advantage of other opportunities, and may be more difficult to value.
     Valuation Risk. We may invest up to 50% of our total assets in restricted securities, which are subject to restrictions on resale. The value of such investments ordinarily will be based on fair valuations determined by our Adviser pursuant to procedures adopted by the Board of Directors. Restrictions on resale or the absence of a liquid secondary market may affect adversely our ability to determine NAV. The sale price of securities that are restricted or otherwise are not readily marketable may be higher or lower than our most recent valuations.
     Non-diversification Risk. We are a non-diversified investment company under the 1940 Act and we are not a regulated investment company under the Internal Revenue Code. Accordingly, there are no limits under the 1940 Act or Internal Revenue Code with respect to the number or size of issuers held by us and we may invest more assets in fewer issuers as compared to a diversified fund.
     Tax Risk. Because we are treated as a corporation for federal income tax purposes, our financial statements reflect deferred tax assets or liabilities according to generally accepted accounting principles. Deferred tax assets may constitute a relatively high percentage of NAV. Realization of deferred tax assets including net operating loss and capital loss carryforwards, are dependent, in part, on generating sufficient taxable income of the appropriate character prior to expiration of the loss carryforwards. Unexpected significant decreases in MLP cash distributions or significant declines in the fair value of our MLP investments, among other factors, may change our assessment regarding the recoverability of deferred tax assets and would likely result in a valuation allowance, or recording of a larger allowance. If a valuation allowance is required to reduce the deferred tax asset in the future, it could have a material impact on our NAV and results of operations in the period it is recorded. Conversely, in periods of generally increasing MLP prices, we will accrue a deferred tax liability to the extent the fair value of our assets exceeds our tax basis. We may incur significant tax liability during periods in which gains on MLP investments are realized.
     Management Risk. Our Adviser was formed in October 2002 to provide portfolio management services to institutional and high-net worth investors seeking professional management of their MLP investments. Our Adviser has been managing our portfolio since we began operations in May 2005. As of March 31, 2009, our Adviser had client assets under management of approximately $1.7 billion. To the extent that our Adviser’s assets under management continue to grow, our Adviser may have to hire additional personnel and, to the extent it is unable to hire qualified individuals, its operations may be adversely affected.
     See “Risk Factors—Company Risks” for a more detailed discussion of these and other risks of investing in our securities.
Additional Risks to Common Stockholders
     Additional risks of investing in our common stock include the following:
     Leverage Risk. We are currently leveraged and intend to continue to use leverage primarily for investment purposes. Leverage, which is a speculative technique, could cause us to lose money and can magnify the effect of any losses. If the dislocations in the credit markets continue, our leverage costs may increase and there is a risk that we may not be able to renew or replace existing leverage on favorable terms or at all. Because senior debt is subject to stricter coverage requirements than preferred stock, we may not be able to maintain leverage at historical levels if a viable alternative for auction rate preferred stock does not develop. If the cost of leverage is no longer favorable, or if we are otherwise required to reduce our leverage, we may not be able to maintain common stock distributions at historical levels and common stockholders will bear any costs associated with selling portfolio securities. If our net asset value of our portfolio declines or remains subject to heightened market volatility, there is an increased risk that we will be unable to maintain coverage ratios for senior debt securities and preferred stock mandated by the 1940 Act, rating agency guidelines or contractual terms of bank lending facilities or privately-placed notes. If we do not cure any deficiencies within specified cure periods, we will be required to redeem such senior securities in amounts that are sufficient to restore the required coverage ratios or, in some cases, offer to redeem all of such securities. As a result, we may be required to sell portfolio securities at inopportune times, and we may incur significant losses upon the sale of such securities. There is no assurance that a leveraging strategy will be successful. See “Leverage” for additional information.
     The markets for auction rate securities, including Tortoise Preferred Shares, have continued to face reduced demand and a number of failed auctions, including failed auctions for each series of our Tortoise Preferred Shares. We expect future auctions for our auction rate Tortoise Preferred Shares to fail. A failed auction results when there are not enough bidders in the auction at rates below the maximum rate as prescribed by the terms of the security. When an auction fails, the rate is automatically set at the maximum rate. A failed auction does not cause an acceleration of, or otherwise have any impact on, outstanding principal amounts due, or in the case of preferred stock, the security’s liquidation preference. These market developments may increase our financing costs, which may reduce our total return to common stockholders and may impact our DCF. See “Leverage.”
     Market Impact Risk. The sale of our common stock (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for our common stock by increasing the number of shares available, which may put downward pressure on the market price for our common stock. Our ability to sell shares of common stock below NAV may increase this pressure. These sales also might make it more difficult for us to sell additional equity securities in the future at a time and price we deem appropriate.
     Dilution Risk. The voting power of current stockholders will be diluted to the extent that such stockholders do not purchase shares in any future common stock offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if we sell shares of common stock below NAV, our NAV will fall immediately after such issuance. See “Description of Securities — Common Stock — Issuance of Additional Shares” which includes a table reflecting the dilutive effect of selling our common stock below NAV.
     If we are unable to invest the proceeds of such offering as intended, our per share distribution may decrease and we may not participate in market advances to the same extent as if such proceeds were fully invested as planned.
     Market Discount Risk. Our common stock has traded both at a premium and at a discount in relation to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV.
     See “Risk Factors — Additional Risks to Common Stockholders” for a more detailed discussion of these risks.
Additional Risks to Senior Security Holders
     Additional risks of investing in senior securities, include the following:
     Interest Rate Risk. Dividends and interest payable on our senior securities are subject to interest rate risk. To the extent that dividends or interest on such securities are based on short-term rates, our leverage costs may rise so that the amount of dividends or interest due to holders of senior securities would exceed the cash flow generated by our portfolio securities. To the extent that our leverage costs are fixed, our leverage costs may increase when special rate periods, if any, terminate or our debt securities mature. This might require that we sell portfolio securities at a time when we would otherwise not do so, which may adversely affect our future ability to generate cash flow. In addition, rising market interest rates could negatively impact the value of our investment portfolio, reducing the amount of assets serving as asset coverage for senior securities.
     Senior Leverage Risk. Our preferred stock will be junior in liquidation and with respect to distribution rights to our debt securities and any other borrowings. Senior securities representing indebtedness may constitute a substantial lien and burden on preferred stock by reason of their prior claim against our income and against our net assets in liquidation. We may not be permitted to declare dividends or other distributions with respect to any series of our preferred stock unless at such time we meet applicable asset coverage requirements and the payment of principal or interest is not in default with respect to our senior debt securities or any other borrowings.
     Our debt securities, upon issuance, are expected to be unsecured obligations and, upon our liquidation, dissolution or winding up, will rank: (1) senior to all of our outstanding common stock and any outstanding preferred stock; (2) on a parity with any of our unsecured creditors and any unsecured senior securities representing our indebtedness, including Tortoise Notes; and (3) junior to any of our secured creditors. Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

     Ratings and Asset Coverage Risk. To the extent that senior securities are rated, a rating does not eliminate or necessarily mitigate the risks of investing in our senior securities, and a rating may not fully or accurately reflect all of the credit and market risks associated with that senior security. A rating agency could downgrade the rating of our shares of preferred stock or debt securities, which may make such securities less liquid at an auction or in the secondary market, though probably with higher resulting interest rates. If a rating agency downgrades, or indicates a potential downgrade to, the rating assigned to a senior security, we may alter our portfolio or redeem a portion of our senior securities. We may voluntarily redeem a senior security under certain circumstances to the extent permitted by its governing documents.
     Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or “real” value of an investment in preferred stock or debt securities or the income from that investment will be worth less in the future. As inflation occurs, the real value of the preferred stock or debt securities and the dividend payable to holders of preferred stock or debt securities declines.
      Decline in Net Asset Value Risk. A material decline in our NAV may impair our ability to maintain required levels of asset coverage for our preferred stock or debt securities.
     See “Risk Factors—Additional Risks to Senior Security Holders” for a more detailed discussion of these risks.

SUMMARY OF COMPANY EXPENSES
     The following table and example contain information about the costs and expenses that common stockholders will bear directly or indirectly. In accordance with SEC requirements, the table below shows our expenses, including leverage costs, as a percentage of our net assets as of November 30, 2008, and not as a percentage of gross assets or Managed Assets. By showing expenses as a percentage of net assets, expenses are not expressed as a percentage of all of the assets in which we invest. The table and example are based on our capital structure as of November 30, 2008. As of that date, we had $185 million in senior securities outstanding, including two series of Tortoise Preferred Shares with an aggregate liquidation preference of $95 million, three series of Tortoise Notes in an aggregate principal amount of $90 million and no outstanding balance under our unsecured credit facility. Such senior securities represented approximately 44.7% of our total assets as of November 30, 2008.
Stockholder Transaction Expense

Sales Load (as a percentage of offering price)	—(1)
Offering Expenses Borne by Us (as a percentage of offering price)	—(1)
Dividend Reinvestment Plan Fees(2)	None

Percentage of Net Assets
Attributable to Common
Annual Expenses	Stockholders
Management Fee	1.61%
Leverage Costs(3)	4.14%
Other Expenses(4)	0.42%
Current Income Tax Expense	0.19%
Deferred Income Tax Expense(5)	0.00%

Total Annual Expenses (6)	6.36%

Example:
     The following example illustrates the expenses that common stockholders would pay on a $1,000 investment in common stock, assuming (1) total annual expenses of 6.36% of net assets attributable to common shares, (2) a 5% annual return, and (3) all distributions are reinvested at NAV:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Paid by Common Stockholders(7) (8)	$63	$186	$307	$594
The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(1)	If the securities to which this prospectus relates are sold to or through underwriters, the prospectus supplement will set forth any applicable sales load, the estimated offering expenses borne by us and a revised expense example.

(2)	Stockholders will pay a transaction fee plus brokerage charges if they direct the Plan Agent to sell common stock held in a dividend reinvestment account. See “Automatic Dividend Reinvestment Plan.”

(3)	Leverage Costs in the table reflect the weighted average cost of distributions payable on Tortoise Preferred Shares and the interest payable on Tortoise Notes at borrowing rates as of November 30, 2008, expressed as a percentage of net assets as of November 30, 2008.

(4)	Other Expenses are based on amounts incurred for the period ended November 30, 2008.

(5)	For the year ended November 30, 2008, we accrued deferred income tax benefits primarily related to unrealized losses on investments. Realization of a deferred tax benefit is dependent on whether there will be sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. Because it cannot be predicted whether we will incur a benefit or liability in the future, a deferred income tax expense of 0.00% has been assumed.

(6)	The table presented in this footnote presents certain of our annual expenses as a percentage of our Managed Assets as of November 30, 2008, excluding current and deferred income tax expense.

Annual Expenses	Percentage of Managed Assets
Management Fee	0.95%
Leverage Costs(a)	2.45%
Other Expenses (excluding current and deferred income tax expenses)(b)	0.25%

Total Annual Expenses (excluding current and deferred income tax expenses)	3.65%

(a) Leverage Costs are calculated as described in Note 3 above.

(b) Other Expenses are based on amounts incurred for the period ended November 30, 2008.

(7)	Includes deferred income tax expense. See footnote (5) above for more details.

(8)	The example does not include sales loads or estimated offering costs.
     The purpose of the table and the example above is to help investors understand the fees and expenses that they, as common stockholders, would bear directly or indirectly. For additional information with respect to our expenses, see “Management of the Company.”

FINANCIAL HIGHLIGHTS
Information contained in the table below under the heading “Per Common Share Data” and “Supplemental Data and Ratios” shows our per common share operating performance. The yearly information in this table is derived from our financial statements audited by Ernst & Young LLP, whose report on such financial statements is contained in our 2008 Annual Report and is incorporated by reference into the statement of additional information, both of which are available from us upon request. See “Available Information” in this prospectus. The unaudited Financial Highlights contained in our 2009 1st Quarter Report for the period from December 1, 2008 through February 28, 2009 are herein incorporated by reference.

				Period from
				May 31,
				2005(1)
	Year Ended	Year Ended	Year Ended	through
	November 30,	November 30,	November	November 30,
	2008	2007	30, 2006	2005
Per Common Share Data(2)
Net Asset Value, beginning of period	$27.84	$26.79	$23.23	$—
Public offering price	—	—	—	25.00
Underwriting discounts and offering costs on issuance of common and preferred stock(3)	—	(0.03)	(0.06)	(1.18)
Premiums less underwriting discounts and offering costs on offering of common stock(4)	—	(0.12)	—	—
Income (loss) from Investment Operations:
Net investment income (loss)(5) (6)	(0.89)	(0.64)	(0.36)	0.04
Net realized and unrealized gain (loss) on investments(5)(6)	(12.05)	3.80	5.68	(0.05)

Total increase (decrease) from investment operations	(12.94)	3.16	5.32	(0.01)

Less Distributions to Preferred Stockholders
Net investment income	—	—	—	—
Return of capital	(0.35)	(0.33)	(0.19)	—

Total distributions to preferred stockholders	(0.35)	(0.33)	(0.19)	—

Less Distributions to Common Stockholders:
Net investment income	—	—	—	(0.03)
Return of capital	(1.70)	(1.63)	(1.51)	(0.55)

Total distributions to common stockholders	(1.70)	(1.63)	(1.51)	(0.58)

Net Asset Value, end of period	$12.85	$27.84	$26.79	$23.23

Per common share market value, end of period	$11.11	$25.47	$26.50	$22.09
Total Investment Return Based on Market Value(7)	(52.44)%	1.73%	27.67%	(8.33)%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$224,483	$484,645	$429,010	$370,455
Ratio of expenses (including net current and deferred income tax (benefit) expense) average net assets(8)(9)(10)	(21.81)%	10.51%	17.38%	1.29%
Ratio of expenses (excluding net current and deferred income tax (benefit) expense) to average net assets(8)(10)(11)	6.51%	4.46%	3.47%	1.39%
Ratio of net investment income (loss) to average net assets (including (net) current and deferred income tax (benefit) expense) (8)(9)(10)	23.33%	(9.84)%	(16.31)%	0.60%
Ratio of net investment income (loss) to average net assets (excluding net current and deferred income tax (benefit) expense) (8)(10)(11)	(4.99)%	(3.79)%	(2.40)%	0.50%
Portfolio turnover rate(8)	6.44%	9.90%	5.56%	0.08%
Short-Term Borrowings, end of period (000’s)	—	$24,700	$28,000	—
Long-Term Debt Obligations, end of period (000’s)	$90,000	$190,000	$120,000	$120,000
Preferred Stock, end of period (000’s)	$95,000	$110,000	$70,000	—
Per common share amount of long-term debt obligations outstanding, at end of period	$5.15	$10.92	$7.49	$7.52
Per common share amount of net assets, excluding long-term debt obligations, at end of period	$18.00	$38.76	$34.28	$30.75
Asset coverage, per $1,000 of principal amount of long-term debt obligations and short-term borrowings(12)	$4,550	$3,770	$4,372	$4,087
Asset coverage ratio of long-term debt obligations and short-term borrowings(12)	455%	377%	437%	409%
Asset coverage, per $25,000 liquidation value per share of preferred stock(13)	$84,075	$135,147	$178,218	—
Asset coverage, per $25,000 liquidation value per share of preferred stock(14)	$55,336	$62,315	$74,198	—
Asset coverage ratio of preferred stock(14)	221%	249%	297%	—

(1)	Commencement of Operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)	Represents the issuance of preferred stock for the years ended November 30, 2007 and 2006. Represents the issuance of common stock for the period from May 31, 2005 through November 30, 2005.

(4)	Represents the premium on the shelf offering of less than $0.01 per share, less the underwriting and offering costs of $0.13 per share.

(5)	The per common share data for the periods ended November 30, 2008, 2007, 2006 and 2005, do not reflect the change in estimate of investment income and return of capital, for the respective period. See Note 2C to the financial statements for further disclosure.

(6)	The per common share data for the year ended November 30, 2008 reflects the cumulative effect of adopting FIN 48, which was a $776,852 increase to the beginning balance of accumulated net investment loss, or $(0.04) per share. See Note 5 to the financial statements for further disclosure.

(7)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the beginning of period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(8)	Annualized for periods less than one full year.

(9)	For the year ended November 30, 2008, the Company accrued $427,891 for current tax expense and $114,309,765 for net deferred income tax benefit. The Company accrued $30,376,674 and $54,292,114 for the years ended November 30, 2007 and 2006, respectively, for current and deferred income tax expense. For the period from May 31, 2005 through November 30, 2005, the Company accrued $192,462 in net deferred income tax benefit.

(10)	The expense ratios and net investment income (loss) ratios do not reflect the effect of distributions to preferred stockholders.

(11)	This ratio excludes the impact of current and deferred income taxes.

(12)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.

(13)	Represents value of total assets less all liabilities and indebtedness not represented by preferred stock at the end of the period divided by preferred stock outstanding at the end of the period, assuming the retirement of all long-term debt obligations and short-term borrowings.

(14)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by the sum of long-term debt obligations, short-term borrowings and preferred stock outstanding at the end of the period.

SENIOR SECURITIES
     The following table sets forth information about our outstanding senior securities as of each fiscal year ended November 30 since our inception:

					Average
					Estimated Fair
			Asset	Asset	Value Per
			Coverage Per	Coverage Per	$25,000
		Total Principal	$1,000 of	Share ($25,000	Denomination or
	Title of	Amount/Liquidation	Principal	Liquidation	Per Share
Year	Security	Preference Outstanding	Amount	Preference)	Amount
2005	Tortoise Notes
	Series A	$60,000,000	$4,087		$25,000	(1)
	Series B	$60,000,000	$4,087		$25,000	(1)

		$120,000,000

2006	Tortoise Notes
	Series A	$60,000,000	$4,372		$25,000	(1)
	Series B	$60,000,000	$4,372		$25,000	(1)
	Tortoise Preferred Shares
	Series I(2)	$70,000,000		$74,198	$25,000	(1)
	Borrowings
	Unsecured Revolving Credit Facility(3)	$28,000,000	$4,372		$25,000

		$218,000,000

2007	Tortoise Notes
	Series A(4)	$60,000,000	$3,770		$25,000	(1)
	Series B(5)	$60,000,000	$3,770		$25,000	(1)
	Series C(6)	$70,000,000	$3,770		$25,000	(1)
	Tortoise Preferred Shares
	Series I(2)	$70,000,000		$62,315	$25,000	(1)
	Series II(7)	$40,000,000		$62,315	$25,000	(1)
	Borrowings
	Unsecured Revolving Credit Facility(3)	$24,700,000	$3,770		$25,000

		$324,700,000

2008	Tortoise Notes
	Series D(8)	$39,400,000	$4,550		$22,934	(9)
	Series E(10)	$15,900,000	$4,550		$24,449	(9)
	Series F(11)	$34,700,000	$4,550		$23,596	(9)
	Tortoise Preferred Shares
	Series I (2) (12)	$60,000,000		$55,336	$25,000	(1)
	Series II(7) (13)	$35,000,000		$55,336	$25,000	(1)
	Borrowings
	Unsecured Revolving Credit Facility(3)	—

		$185,000,000

(1)	Average estimated fair value approximates the principal amount or liquidation preference, as applicable, because the interest or dividend rates payable are generally determined at auction and fluctuate with changes in prevailing market interest rates.

(2)	Formerly designated Series I MMP Shares.

(3)	We have an unsecured credit facility which, as of November 30, 2008, allowed us to borrow up to $92.5 million. On March 20, 2009, the Company entered into an extension of the agreement establishing a $40,000,000 unsecured credit facility maturing on June 20, 2009. We currently expect to seek to renew the credit facility at an amount sufficient to meet our operating needs.

(4)	On February 1, 2008 we redeemed $20,000,000 in principal amount of our auction rate Series A Tortoise Notes. On April 25, 2008 we redeemed an additional $10,000,000 in principal amount of our auction rate Series A Tortoise Notes. On July 18, 2008, we redeemed the remaining $30,000,000 in principal amount of our auction rate Series A Tortoise Notes.

(5)	On January 22, 2008 we redeemed all of our auction rate Series B Tortoise Notes.

(6)	On February 5, 2008 we redeemed $20,000,000 in principal amount of our auction rate Series C Tortoise Notes. On April 29, 2008 we redeemed the remaining $50,000,000 in principal amount of our auction rate Series C Tortoise Notes.

(7)	Formerly designated Series II MMP Shares.

(8)	On December 21, 2007 we completed a private offering of $100,000,000 of Series D Tortoise Notes. The Series D Notes mature on December 21, 2014 and bear a fixed interest rate of 6.07 percent. We partially redeemed the Series D Notes in the amount of $24,300,000 on November 7, 2008, and $36,300,000 on November 26, 2008.

(9)	Average estimated fair values of the Tortoise Notes were calculated using the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with a maturity, equivalent to the remaining rate period plus the average spread between the fixed rates and the AAA corporate finance debt rate. At November 30, 2008, the total spread was applied to the equivalent U.S. Treasury rate for the series and future cash flows were discounted to determine the estimated fair value. There is no active trading market for these securities. Average estimated fair value does not take into account any liquidity discounts that a shareholder may have incurred upon sale.

(10)	On June 17, 2008, we completed a private offering of $25,000,000 of Series E Tortoise Notes. The Series E Notes mature on June 17, 2011 and bear a fixed interest rate of 5.56 percent. We partially redeemed the Series E Notes in the amount of $3,600,000 on November 7, 2008, and $5,500,000 on November 26, 2008.

(11)	On June 17, 2008, we completed a private offering of $65,000,000 of Series F Tortoise Notes. The Series F Notes mature on June 17, 2013 and bear a fixed Interest rate of 6.02 percent. We partially redeemed the Series F Notes in the amount of $12,100,000 on November 7, 2008 and $18,200,000 on November 26, 2008.

(12)	On October 7, 2008, we redeemed $10,000,000 of our Series I Tortoise Preferred Shares at liquidation value.

(13)	On October 2, 2008, we redeemed $5,000,000 of our Series II Tortoise Preferred Shares at liquidation value.

MARKET AND NET ASSET VALUE INFORMATION
     Our common stock is listed on the NYSE under the symbol “TYY.” Shares of our common stock commenced trading on the NYSE in May 2005.
     Our common stock has traded both at a premium and at a discount in relation to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of common stock (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s additional common stock (calculated within 48 hours of pricing). Our issuance of additional common stock may have an adverse effect on prices in the secondary market for our common stock by increasing the number of shares of common stock available, which may put downward pressure on the market price for our common stock. The continued development of alternatives as vehicles for investing in a portfolio of energy infrastructure MLPs, including other publicly traded investment companies and private funds, may reduce or eliminate any tendency of our shares of common stock to trade at a premium in the future. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV. See “Risk Factors — Additional Risks to Common Stockholders — Market Discount Risk.”
     The following table sets forth for each of the periods indicated the high and low closing market prices for our shares of common stock on the NYSE, the NAV per share and the premium or discount to NAV per share at which our shares of common stock were trading. NAV is generally determined on the last business day of each calendar month. See “Determination of Net Asset Value” for information as to the determination of our NAV.

				Premium/
				(Discount) To
			Net	Net Asset
	Market Price(1)		Asset	Value(3)
Month Ended	High	Low	Value(2)	High	Low
November 30, 2006	26.58	24.38	26.21	1.4%	-7.0%
December 31, 2006	28.24	27.10	26.79	5.4%	1.2%
January 31, 2007	27.51	26.36	27.38	0.5%	-3.7%
February 28, 2007	29.39	28.42	28.89	1.7%	-1.6%
March 31, 2007	29.75	28.35	29.28	1.6%	-3.2%
April 30, 2007	32.02	29.80	30.72	4.2%	-3.0%
May 31, 2007	31.06	29.44	32.36	-4.0%	-9.0%
June 30, 2007	30.93	29.46	31.94	-3.2%	-7.8%
July 31, 2007	31.54	28.53	32.38	-2.6%	-11.9%
August 31, 2007	30.15	26.75	31.93	-5.6%	-16.2%
September 30, 2007	30.45	26.04	29.18	4.4%	-10.8%
October 31, 2007	28.55	26.21	27.75	2.9%	-5.5%
November 30, 2007	27.00	24.01	29.72	-9.2%	-19.2%
December 31, 2007	26.37	24.13	27.84	-5.3%	-13.3%
January 31, 2008	27.75	25.26	27.75	0.0%	-9.0%
February 29, 2008	28.45	25.59	27.20	4.6%	-5.9%
March 31, 2008	26.00	23.88	26.32	-1.2%	-9.3%
April 30, 2008	26.13	25.00	24.45	6.9%	2.2%
May 31, 2008	25.77	25.04	26.38	-2.3%	-5.1%
June 30, 2008	27.40	24.87	26.05	5.2%	-4.5%
July 31, 2008	24.99	21.97	24.27	3.0%	-9.5%
August 31, 2008	25.31	21.44	23.64	7.1%	-9.3%
September 30, 2008	24.86	16.01	23.51	5.7%	-31.9%
October 31, 2008	17.14	7.00	17.21	-0.4%	-59.3%
November 30, 2008	17.65	9.00	17.95	-1.7%	-49.9%
December 31, 2008	12.85	10.48	12.85	0.0%	-18.4%
January 31, 2009	15.47	12.74	11.94	29.6%	6.7%
February 28, 2009	17.30	14.08	15.33	12.9%	-8.2%
March 31, 2009	21.64	16.84	14.42	50.1%	16.8%
Source: Bloomberg Financial and Fund Accounting Records.

(1)	Based on high and low closing market price for the respective month.

(2)	Based on the NAV calculated on the close of business on the last business day of each prior calendar month.

(3)	Calculated based on the information presented. Percentages are rounded.
     The last reported NAV per share, market price and percentage premium to NAV per share of our common stock on April 24, 2009, were $15.72, $16.17 and 2.9%, respectively. As of April 24, 2009, we had 17,470,673 shares of our common stock outstanding and net assets of approximately $274.6 million.
USE OF PROCEEDS
     Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds of any sale of our securities in accordance with our investment objective and policies as described under “Investment Objective and Principal Investment Strategies” within approximately three months of receipt of such proceeds. We may also use proceeds from the sale of our securities to retire all or a portion of any debt we incur, to redeem preferred stock or for working capital purposes, including the payment of distributions, interest and operating expenses, although there is currently no intent to issue securities primarily for this purpose. Our investments may be delayed if suitable investments are unavailable at the time or for other reasons. Pending such investment, we anticipate that we will invest the proceeds in securities issued by the U.S. Government or its instrumentalities or agencies, or in high quality, short-term or long-term debt obligations. A delay in the anticipated use of proceeds could lower returns, reduce our distribution to common stockholders and reduce the amount of cash available to make dividend and interest payments on preferred stock and debt securities, respectively. We will not receive any of the proceeds from our common stock sold by any selling stockholder.

THE COMPANY
     We are a non-diversified, closed-end management investment company registered under the 1940 Act. We were organized as a Maryland corporation on March 4, 2005 pursuant to the Charter. We commenced operations in May 2005 following our initial public offering. Our fiscal year ends on November 30. As of November 30, 2008, we had net assets of $224,483,149 attributable to our common stock. Our common stock is listed on the NYSE under the symbol “TYY.” As of the date of this prospectus, we have $90 million of Tortoise Notes and $95 million of Tortoise Preferred Shares outstanding. The outstanding Tortoise Notes are rated AAA by Fitch Ratings (“Fitch”). The outstanding Tortoise Preferred Shares are rated “Aa2” by Moody’s Investors Service Inc. (“Moody’s”).
     The following table provides information about our outstanding securities as of November 30, 2008:

			Amount Held
			by the Company
	Amount		or for its	Amount
Title of Class	Authorized		Account	Outstanding
Common Stock	100,000,000		0	17,470,673
Tortoise Notes
Series D Tortoise Series Notes (1)	$100,000,000		0	$39,400,000
Series E Tortoise Series Notes (2)	$25,000,000		0	$15,900,000
Series F Tortoise Series Notes (3)	$65,000,000		0	$34,700,000
Tortoise Preferred Shares	10,000,000	(4)
Series I Tortoise Preferred Shares	2,400	(5)	0	2,400
Series II Tortoise Preferred Shares	1,400	(5)	0	1,400

(1)	On December 21, 2007, we completed a private offering of $100,000,000 of Series D Tortoise Notes. The Series D Notes mature on December 21, 2014 and bear a fixed interest rate of 6.07 percent. The net proceeds of approximately $99,700,000 were used to retire a portion of our Series A and C, and all of our Series B, auction rate Tortoise Notes.

(2)	On June 17, 2008, we completed a private offering of $25,000,000 of Series E Tortoise Notes. The Series E Notes mature on June 17, 2011 and bear a fixed interest rate of 5.56%.

(3)	On June 17, 2008 we completed a private offering of $65,000,000 of Series F Tortoise Notes. The Series F Notes mature on June 17, 2013 and bear a fixed interest rate of 6.02%.

(4)	Includes 4,400 shares of preferred stock designated as Tortoise Preferred Shares Series I and Series II as set forth below.

(5)	Each share has a liquidation preference of $25,000 ($60,000,000 in the aggregate for Series I and $35,000,000 in the aggregate for Series II).

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
Investment Objective
     Our investment objective is to seek a high level of total return with an emphasis on current distributions to stockholders. For purposes of our investment objective, total return includes capital appreciation of, and all distributions received from, securities in which we invest regardless of the tax character of the distributions. We seek to provide our stockholders with an efficient vehicle to invest in a portfolio consisting primarily of MLPs and their affiliates in the energy infrastructure sector. Similar to the tax characterization of cash distributions made by MLPs to the MLPs’ unit holders, we believe that a relatively high portion of our distributions to stockholders may be treated as return of capital.
Energy Infrastructure Sector
     We invest primarily in the energy infrastructure sector. We pursue our objective by investing principally in a portfolio of equity securities issued by MLPs and their affiliates, including restricted securities. MLP common units historically have generated higher average total returns than domestic common stock (as measured by the S&P 500) and fixed income securities. Restricted securities are expected to provide us a higher total return than securities traded in the open market, although restricted securities are subject to risks not associated with listed securities. A more detailed description of investment policies and restrictions, including those deemed to be fundamental and thus subject to change only with the approval of the holders of a majority of the Company’s outstanding voting securities, and more detailed information about portfolio investments are contained later in this prospectus and in the statement of additional information.
     Energy Infrastructure Sector. Companies (including MLPs) in the energy infrastructure sector engage in the business of gathering, transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, coal, crude oil, refined petroleum products or other natural resources, or exploring, developing, managing or producing such commodities. Energy infrastructure companies (other than most pipeline MLPs) do not operate as “public utilities” or “local distribution companies,” and are therefore not subject to rate regulation by state or federal utility commissions. However, energy infrastructure companies may be subject to greater competitive factors than utility companies, including competitive pricing in the absence of regulated tariff rates, which could reduce revenues and adversely affect profitability. Most pipeline MLPs are subject to government regulation concerning the construction, pricing and operation of pipelines. Pipeline MLPs are able to set prices (rates or tariffs) to cover operating costs, depreciation and taxes, and provide a return on investment. These rates are monitored by the Federal Energy Regulatory Commission (“FERC”) which seeks to ensure that consumers receive adequate and reliable supplies of energy at the lowest possible price while providing energy suppliers and transporters a just and reasonable return on capital investment and the opportunity to adjust to changing market conditions.
     Master Limited Partnerships. Under normal circumstances, we invest at least 80% of our total assets (including assets obtained through leverage) in equity securities of MLPs and their affiliates in the energy infrastructure sector. MLPs are generally taxed as partnerships for federal income tax purposes, thereby eliminating income tax at the entity level. The typical MLP has two classes of partners, the general partner and the limited partners. The general partner is usually a major energy company, investment fund or the direct management of the MLP. The general partner normally controls the MLP through a 2% equity interest plus units that are subordinated to the common (publicly traded) units for at least the first five years of the partnership’s existence and that only convert to common if certain financial tests are met.
     As a motivation for the general partner to manage the MLP successfully and increase cash flows, the terms of most MLP’s partnership agreements typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.
     MLPs in which we invest can generally be classified in the following categories:
•	Pipeline MLPs. Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs may also operate ancillary businesses such as storage and marketing of such products. Revenue is derived from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, pipeline MLPs do not have direct commodity price exposure because they do not own the product being shipped.

•	Processing MLPs. Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids (“NGLs”). Revenue is derived from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.

•	Propane MLPs. Propane MLPs are distributors of propane to homeowners for space and water heating. Revenue is derived from the resale of the commodity at a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70% of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.

•	Coal MLPs. Coal MLPs own, lease and manage coal reserves. Revenue is derived from production and sale of coal, or from royalty payments related to leases to coal producers. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand. Coal MLPs are subject to operating and production risks, such as: the MLP or a lessee meeting necessary production volumes; federal, state and local laws and regulations which may limit the ability to produce coal; the MLPs’ ability to manage production costs and pay mining reclamation costs; and the effect on demand that the Environmental Protection Agency’s standards set in the 1990 Clean Air Act (the “Clean Air Act”) have on coal-end users.

•	Marine Shipping MLPs. Marine Shipping MLPs are primarily marine transporters of natural gas, crude oil or refined petroleum products. Marine shipping MLPs derive revenue from charging customers for the transportation of these products utilizing the MLPs’ vessels. Transportation services are typically provided pursuant to a charter or contract, the terms of which vary depending on, for example, the length of use of a particular vessel, the amount of cargo transported, the number of voyages made, the parties operating a vessel or other factors.
Investment Process
     Under normal circumstances, we invest at least 80% of our total assets (including assets obtained through leverage) in equity securities of MLPs and their affiliates in the energy infrastructure sector. We invest primarily in entities organized in the United States and do not anticipate that investments in non-U.S. issuers will exceed 5% of our total assets. Our Adviser seeks to invest in securities that offer a combination of quality, growth and yield intended to result in superior total returns over the long run. Our Adviser’s securities selection process includes a comparison of quantitative, qualitative, and relative value factors. Although our Adviser intends to use research provided by broker-dealers and investment firms, primary emphasis will be placed on proprietary analysis and valuation models conducted and maintained by our Adviser’s in-house investment analysts. To determine whether a company meets its criteria, our Adviser generally will look for a strong record of distribution growth, a solid ratio of debt to equity and coverage ratio with respect to distributions to unit holders, and a proven track record, incentive structure and management team. It is anticipated that all of the publicly traded MLPs in which we invest will have a market capitalization greater than $100 million at the time of investment.
Investment Policies
     We seek to achieve our investment objective by investing primarily in securities of MLPs and their affiliates that our Adviser believes offer attractive distribution rates and capital appreciation potential.
     We have adopted the following nonfundamental policies:
•	Under normal circumstances, we will invest at least 80% of our net assets, plus any borrowings for investment purposes, in equity securities of entities in the energy sector.

•	We will also invest at least 80% of our total assets in equity securities of MLPs and their affiliates in the energy infrastructure sector.

•	We may invest up to 50% of our total assets in restricted securities, all of which may be illiquid securities. The restricted securities that we may purchase include MLP convertible subordinated units, unregistered MLP common units and securities of publicly traded and privately held companies (i.e., non-MLPs).

•	We may invest up to 20% of our total assets in debt securities, including certain securities rated below investment grade (commonly referred to as “junk bonds”). Below investment grade debt securities will be rated at least B3 by Moody’s and at least B- by S&P at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by our Adviser.

•	We will not invest more than 15% of our total assets in any single issuer.

•	We will not engage in short sales.
     As used in the bullets above, the term “total assets” includes assets to be obtained through leverage for the purpose of each nonfundamental investment policy. During the period in which we are investing the net proceeds of this offering, we will deviate from our investment policies with respect to the net proceeds by investing the net proceeds in cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other liquid fixed income securities.
     The Board of Directors may change our nonfundamental investment policies without stockholder approval and will provide notice to stockholders of material changes (including notice through stockholder reports); provided, however, that a change in the policy of investing at least 80% of our net assets, plus any borrowings for investment purposes, in equity securities of entities in the energy sector requires at least 60 days’ prior written notice to stockholders. Unless otherwise stated, these investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations.

Investment Securities
     The types of securities in which we may invest include, but are not limited to, the following:
     Equity Securities of MLPs. Consistent with our investment objective, we may invest up to 100% of our total assets in equity securities issued by MLPs, including common units, convertible subordinated units, and equity securities issued by affiliates of MLPs, including I-Shares and LLC common units.
     The table below summarizes the features of these securities, and a further discussion of these securities follows:

	Common Units	Convertible Subordinated Units
	(for MLPs taxed as partnerships) (1)	(for MLPs taxed as partnerships)	I-Shares
Voting Rights	Limited to certain significant decisions; no annual election of directors	Same as common units	No direct MLP voting rights

Dividend Priority	First right to MQD specified in Partnership Agreement; arrearage rights	Second right to MQD; no arrearage rights; may be paid in additional units	Equal in amount and priority to common units but paid in additional I-Shares at current market value of I-Shares

Dividend Rate	Minimum set in Partnership Agreement; participate pro rata with subordinated after both MQDs are met	Equal in amount to common units; participate pro rata with common units above the MQD	Equal in amount to common units

Trading	Listed on NYSE, NYSE Alternext U.S. and NASDAQ National Market	Not publicly traded	Listed on NYSE

Federal Income Tax Treatment	Generally, ordinary income to the extent of taxable income allocated to holder; distributions are tax-free return of capital to extent of holder’s basis; remainder as capital gain	Same as common units	Full distribution treated as return of capital; since distribution is in shares, total basis is not reduced

Type of Investor	Retail; creates unrelated business taxable income for tax-exempt investor; investment by regulated investment companies limited to 25% of total assets	Same as common units	Retail and institutional; does not create unrelated business taxable income; qualifying income for regulated investment companies

Liquidity Priority	Intended to receive return of all capital first	Second right to return of capital; pro rata with common units thereafter	Same as common units (indirect right through I-Share issuer)

Conversion Rights	None	Typically one-to-one ratio into common units	None

(1)	Some energy infrastructure companies in which we may invest have been organized as LLCs. Such LLCs are treated in the same manner as MLPs for federal income tax purposes. Common units of LLCs have similar characteristics of those of MLP common units, except that LLC common units typically have voting rights with respect to the LLC and LLC common units held by management are not entitled to increased percentages of cash distributions as increased levels of cash distributions are received by the LLC. The characteristics of LLCs and their common units are more fully discussed below.
     MLP Common Units. MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike stockholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as a merger, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a MQD prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP common unit holders have first rights to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Also, like common stock, prices of MLP common units are sensitive to general movements in the stock market and a drop in the stock market may depress the price of MLP common units to which we have exposure.
     Limited Liability Company Units. Some energy infrastructure companies in which we may invest have been organized as LLCs. Such LLCs are treated in the same manner as MLPs for federal income tax purposes. Consistent with its investment objective and policies, we may invest in common units or other securities of such LLCs. LLC common units represent an equity ownership interest in an LLC, entitling the holder to a share of the LLC’s success through distributions and/or capital appreciation. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their earnings. LLC common unit holders generally have first rights to a MQD prior to distributions to subordinated unit holders and typically have arrearage rights if the MQD is not met. In the event of liquidation, LLC common unit holders have first rights to the LLC’s remaining assets after bond holders, other debt holders and preferred unit holders, if any, have been paid in full. LLC common units may trade on a national securities exchange or over-the-counter.
     In contrast to MLPs, LLCs have no general partner and there are generally no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights.
     MLP Convertible Subordinated Units. MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified MQD, plus any arrearages, and may receive less than common unit holders in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, convertible subordinated units generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time and/or the satisfaction of certain financial tests. These units generally do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. Although the means by which convertible subordinated units convert into senior common units depend on a security’s specific terms, MLP convertible subordinated units typically are exchanged for common shares. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights as MLP common units. Distributions may be paid in cash or in-kind.
     MLP I-Shares. I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to an affiliate of an MLP, typically a limited liability company, that owns an interest in and manages the MLP. The I-Shares issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP I-units. Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Shares is taxed as a corporation, however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations based solely on the issuer’s operations within a state.
     Equity Securities of MLP Affiliates. In addition to equity securities of MLPs, we may also invest in equity securities of MLP affiliates, by purchasing securities of limited liability entities that own general partner interests of MLPs. General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as the entities from which we may purchase general partner interests. An entity holding general partner interests, but not its investors, can be liable under certain circumstances for amounts greater than the amount of the entity’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are generally not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights (“IDRs”), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

     Other Non-MLP Equity Securities. In addition to equity securities of MLPs, we may also invest in common and preferred stock, limited partner interests, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited liability companies or limited partnerships. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock we hold. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which we have exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.
     Debt Securities. We may invest up to 20% of our assets in debt securities, including securities rated below investment grade. Debt securities in which we invest may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. To the extent we invest in auction rate securities we will be subject to certain risks associated with participating in an auction, including the risk that an auction may fail and we may lose our investment. To the extent that we invest in below investment grade debt securities, such securities will be rated, at the time of investment, at least B- by S&P’s or B3 by Moody’s or a comparable rating by at least one other rating agency or, if unrated, determined by our Adviser to be of comparable quality. If a security satisfies our minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, we will not be required to dispose of such security. If a downgrade occurs, our Adviser will consider what action, including the sale of such security, is in our best interest and the best interest of our stockholders.
     Because the risk of default is higher for below investment grade securities than investment grade securities, our Adviser’s research and credit analysis is an especially important part of managing securities of this type. Our Adviser will attempt to identify those issuers of below investment grade securities whose financial condition our Adviser believes is adequate to meet future obligations or has improved or is expected to improve in the future. Our Adviser’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.
     Restricted Securities. We may invest up to 50% of our total assets in restricted securities. An issuer may be willing to offer the purchaser more attractive features with respect to securities issued in direct placements because it has avoided the expense and delay involved in a public offering of securities. Adverse conditions in the public securities markets also may preclude a public offering of securities. MLP convertible subordinated units typically are purchased in private placements and do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. MLP convertible subordinated units typically are purchased from affiliates of the issuer or other existing holders of convertible units rather than directly from the issuer.
     Restricted securities obtained by means of direct placements are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. This lack of liquidity creates special risks for us. However, we could sell such securities in private transactions with a limited number of purchasers or in public offerings under the 1933 Act. MLP convertible subordinated units generally also convert to publicly traded common units upon the passage of time and/or satisfaction of certain financial tests.
     Temporary Investments and Defensive Investments. Pending investment of the proceeds of an offering (which we expect may take up to approximately three months following the closing of an offering), we may invest offering proceeds in cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other liquid fixed income securities — all of which are expected to provide a lower yield than the securities of MLPs and their affiliates. We may also invest in these instruments on a temporary basis to meet working capital needs including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions, and to facilitate the payment of expenses and settlement of trades. We anticipate that under normal market conditions not more than 5% of our total assets will be invested in these instruments.
     Under adverse market or economic conditions, we may invest 100% of our total assets in these securities. The yield on these securities may be lower than the returns on MLPs or yields on lower rated fixed income securities. To the extent we invest in these securities on a temporary basis or for defensive purposes, we may not achieve our investment objective.

Portfolio Turnover
     Our annual portfolio turnover rate may vary greatly from year to year. Although we cannot accurately predict our annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. For the fiscal years ended November 30, 2008 and 2007, our actual portfolio turnover rate was 6.44% and 9.90%, respectively. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for us. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that the Company bears. High portfolio turnover may result in our recognition of gains (losses) that will increase (decrease) our tax liability and thereby impact the amount of our after-tax distributions. In addition, high portfolio turnover may increase our current and accumulated earnings and profits, resulting in a greater portion of our distributions being treated as taxable dividends for federal income tax purposes. See “Certain Federal Income Tax Matters.”
Conflicts of Interest
     Conflicts of interest may arise from the fact that our Adviser and its affiliates carry on substantial investment activities for other clients in which we have no interest, some of which may have investment strategies similar to ours. Our Adviser or its affiliates may have financial incentives to favor certain of such accounts over us. For example, our Adviser may have an incentive to allocate potentially more favorable investment opportunities to other funds and clients that pay our Adviser an incentive or performance fee. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients in an effort to increase the incentive fee. Our Adviser also may have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund, which, in turn, may result in an incentive fee being paid to our Adviser by that other fund. Any of the Adviser’s or its affiliates proprietary accounts and other customer accounts may compete with us for specific trades. Our Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for us which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers, even though their investment objectives may be the same as, or similar to our objectives. Our Adviser has written allocation policies and procedures designed to address potential conflicts of interest. For instance, when two or more clients advised by our Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by our Adviser in its discretion and in accordance with the client’s various investment objectives and our Adviser’s procedures. In some cases, this system may adversely affect the price or size of the position we may obtain. In other cases, the ability to participate in volume transactions may produce better execution for us. When possible, our Adviser combines all of the trade orders into one or more block orders, and each account participates at the average unit or share price obtained in a block order. When block orders are only partially filled, our Adviser considers a number of factors in determining how allocations are made, with the overall goal to allocate in a manner so that accounts are not preferred or disadvantaged over time. Our Adviser also has allocation policies for transactions involving private placement securities, which are designed to result in a fair and equitable participation in offerings or sales for each participating client.
     Our Adviser also serves as investment Adviser for three other publicly traded and two privately held closed-end management investment companies, all of which invest in the energy sector. See “Management of the Company—Investment Adviser.”
     Our Adviser will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to us and relevant accounts under management in the context of any particular investment opportunity, our investment activities, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, our fees and expenses will differ from those of the other managed accounts. Accordingly, stockholders should be aware that our future performance and the future performance of the other accounts of our Adviser may vary.
     Situations may occur when we could be disadvantaged because of the investment activities conducted by our Adviser and its affiliates for its other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for us or the other accounts, thereby limiting the size of our position; or (2) the difficulty of liquidating an investment for us or the other accounts where the market cannot absorb the sale of the combined position.
     Under the 1940 Act, we may be precluded from co-investing in negotiated private placements of securities with our affiliates, including other funds managed by the Adviser. We and the Adviser have applied to the SEC for exemptive relief to permit us and our affiliates to make such investments. There is no guarantee that the requested relief will be granted by SEC. Unless and until we obtain an exemptive order, we will not co-invest with our affiliates in negotiated private placement transactions. Unless we receive exemptive relief, the Adviser will observe a policy for allocating negotiated private placement opportunities among its clients that takes into account the amount of each client’s available cash and its investment objectives.
     To the extent that our Adviser sources and structures private investments in MLPs, certain employees of our Adviser may become aware of actions planned by MLPs, such as acquisitions, that may not be announced to the public. It is possible that we could be precluded from investing in or selling securities of an MLP about which our Adviser has material, non-public information; however, it is our Adviser’s intention to ensure that any material, non-public information available to certain employees of our Adviser is not shared with those employees responsible for the purchase and sale of publicly traded MLP securities. Our investment opportunities may also be limited by affiliations of our Adviser or its affiliates with energy infrastructure companies.
     Our Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on our behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of our Adviser that are the same as, different from, or made at a different time than positions taken for us. Further, our Adviser may at some time in the future, manage other investment funds with the same investment objective as ours.
LEVERAGE
Use of Leverage
     We currently engage in leverage and may borrow money or issue additional debt securities, and/or issue additional preferred stock, to provide us with additional funds to invest. The borrowing of money and the issuance of preferred stock and debt securities represents the leveraging of our common stock. The issuance of additional common stock may enable us to increase the aggregate amount of our leverage or to maintain existing leverage. We reserve the right at any time to use financial leverage to the extent permitted by the 1940 Act (50% of total assets for preferred stock and 33.33% of total assets for senior debt securities) or we may elect to reduce the use of leverage or use no leverage at all. Historically, our leverage target has been up to 33% of our total assets at the time of incurrence. Our Board of Directors has approved a policy permitting temporary increases in the amount of leverage we may use from 33% of our total assets to up to 38% of our total assets at the time of incurrence, provided that (i) such leverage is consistent with the limits set forth in the 1940 Act, and (ii) such increased leverage is reduced over time in an orderly fashion. We generally will not use leverage unless we believe that leverage will serve the best interests of our stockholders. The principal factor used in making this determination is whether the potential return is likely to exceed the cost of leverage. We will not issue additional leverage where the estimated costs of issuing such leverage and the on-going cost of servicing the payment obligations on such leverage exceed the estimated return on the proceeds of such leverage. We note, however, that in making the determination of whether to issue leverage, we must rely on estimates of leverage costs and expected returns. Actual costs of leverage vary over time depending on interest rates and other factors. Additionally, the percentage of our assets attributable to leverage may vary significantly during periods of extreme market volatility and will increase during periods of declining market prices of our portfolio holdings. Actual returns vary, of course, depending on many factors. The Board also will consider other factors, including whether the current investment opportunities will help us achieve our investment objective and strategies.
     We have established an unsecured credit facility with U.S. Bank N.A. serving as a lender and the lending syndicate agent on behalf of other lenders participating in the credit facility, which currently allows us to borrow up to $40,000,000. During the extension of the credit facility, outstanding balances under the credit facility accrue interest at a variable annual rate equal to the one-month LIBOR plus 2.00%. As of November 30, 2008, the current rate was 2.65%. The credit facility remains in effect through June 20, 2009. We currently expect to seek to renew the credit facility at an amount sufficient to meet our operating needs. We may draw on the facility from time to time in accordance with our investment policies. As of the date of this prospectus, we have no outstanding balance under our credit facility.
     We also may borrow up to an additional 5% of our total assets (not including the amount so borrowed) for temporary purposes, including the settlement and clearance of securities transactions, which otherwise might require untimely dispositions of portfolio holdings.
     Under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance, the value of our total assets (including the proceeds of such issuance) less all liabilities and indebtedness not represented by senior securities is at least equal to 200% of the total of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred stock. Stated another way, we may not issue preferred stock that, together with outstanding preferred stock and debt securities, has a total aggregate liquidation value and outstanding principal amount of more than 50% of the value of our total assets, including the proceeds of such issuance, less liabilities and indebtedness not represented by senior securities. In addition, we are not permitted to declare any cash dividend or other distribution on our common stock, or purchase any of our shares of common stock (through tender offers or otherwise) unless we would satisfy this 200% asset coverage requirement test after deducting the amount of such dividend, distribution or share price, as the case may be. We may, as a result of market conditions or otherwise, be required to purchase or redeem preferred stock, or sell a portion of our investments when it may be disadvantageous to do so, in order to maintain the required asset coverage. Common stockholders would bear the costs of issuing additional preferred stock, which may include offering expenses and the ongoing payment of dividends. Under the 1940 Act, we may only issue one class of preferred stock. So long as Tortoise Preferred Shares are outstanding, any preferred stock offered pursuant to this prospectus and any related prospectus supplement will rank on parity with any outstanding Tortoise Preferred Shares.
     Under the 1940 Act, we are not permitted to issue debt securities or incur other indebtedness constituting senior securities unless immediately thereafter, the value of our total assets (including the proceeds of the indebtedness) less all liabilities and indebtedness not represented by senior securities is at least equal to 300% of the amount of the outstanding indebtedness. Stated another way, we may not issue debt securities or incur other indebtedness with an aggregate principal amount of more than 33 1/3% of the value of our total assets, including the amount borrowed, less all liabilities and indebtedness not represented by senior securities. We also must maintain this 300% “asset coverage” for as long as the indebtedness is outstanding. The 1940 Act provides that we may not declare any cash dividend or other distribution on common or preferred stock, or purchase any of our shares of stock (through tender offers or otherwise), unless we would satisfy this 300% asset coverage requirement test after deducting the amount of the dividend, other distribution or share purchase price, as the case may be. If the asset coverage for indebtedness declines to less than 300% as a result of market fluctuations or otherwise, we may be required to redeem debt securities, or sell a portion of our investments when it may be disadvantageous to do so. Under the 1940 Act, we may only issue one class of senior securities representing indebtedness. So long as Tortoise Notes are outstanding, any debt securities offered pursuant to this prospectus and any related prospectus supplement will be rank on parity with any outstanding Tortoise Notes.
Hedging Transactions
     In an attempt to reduce the interest rate risk arising from our leveraged capital structure, we may use interest rate transactions such as swaps, caps and floors. There is no assurance that the interest rate hedging transactions into which we enter will be effective in reducing our exposure to interest rate risk. Hedging transactions are subject to correlation risk, which is the risk that payment on our hedging transactions may not correlate exactly with our payment obligations on senior securities. The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, we would agree to pay to the other party to the interest rate swap (known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to us a variable rate payment intended to approximate our variable rate payment obligations on outstanding leverage. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, we would pay a premium to the counterparty up to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate of interest, would receive from the counterparty payments equal to the difference based on the notional amount of such cap. In an interest rate floor, we would be entitled to receive, to the extent that a specified index falls below a predetermined interest rate, payments of interest on a notional principal amount from the party selling the interest rate floor. Depending on the state of interest rates in general, our use of interest rate transactions could affect our ability to make required interest or dividend payments on our outstanding leverage. To the extent there is a decline in interest rates, the value of the interest rate transactions could decline. If the counterparty to an interest rate transaction defaults, we would not be able to use the anticipated net receipts under the interest rate transaction to offset our cost of financial leverage.
     We may, but are not obligated to, enter into interest rate swap transactions intended to reduce our interest rate risk with respect to our interest and dividend payment obligations under our outstanding leverage. See “Risk Factors — Company Risks — Hedging Strategy Risk.”

Effects of Leverage
     As of November 30, 2008, we were obligated to pay the following rates on our outstanding Tortoise Notes and Tortoise Preferred Shares.

	Aggregate Principal	Remaining Term
	Amount/Liquidation	of Current Rate	Interest/Dividend
Title of Security	Preference	Period	Rate Per Annum
Tortoise Notes:
Series D Tortoise Notes(1)	39,400,000	6.1 years through 12/21/14	6.07%
Series E Tortoise Notes(1)	15,900,000	2.5 years through 6/17/11	5.56%
Series F Tortoise Notes(1)	34,700,000	4.5 years through 6/17/13	6.02%

Tortoise Preferred Shares:
Series I Tortoise Preferred Shares(2)	60,000,000	28 days	4.72%
Series II Tortoise Preferred Shares(2)	35,000,000	7 days	2.35%

	$185,000,000

(1)	Does not include commissions paid by us in connection with the issuance of these Notes.

(2)	Excludes commissions paid to the auction agent.
     Assuming that the dividend rates payable on Tortoise Preferred Shares and the interest rates payable on the Tortoise Notes remain as described above (an average annual cost of 5.01% based on the amount of leverage outstanding at November 30, 2008), the annual return that our portfolio must experience net of expenses, but excluding deferred and current taxes, in order to cover leverage costs would be 3.71%.
     The following table is designed to illustrate the effect of the foregoing level of leverage on the return to a common stockholder, assuming hypothetical annual returns (net of expenses) of our portfolio of -10% to 10%. As the table shows, the leverage generally increases the return to common stockholders when portfolio return is positive or greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical, and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (net of expenses)	-10%	-5%	0%	5%	10%
Corresponding Common Share Return	-28.4%	-17.8%	-7.1%	3.5%	14.2%
     Because we use leverage, the amount of the fees paid to our Adviser for investment advisery and management services are higher than if we did not use leverage because the fees paid are calculated based on our Managed Assets, which include assets purchased with leverage. Therefore, our Adviser has a financial incentive to use leverage, which creates a conflict of interest between our Adviser and our common stockholders. Because payments on any leverage would be paid by us at a specified rate, only our common stockholders would bear management fees and other expenses we incur.
     We cannot fully achieve the benefits of leverage until we have invested the proceeds resulting from the use of leverage in accordance with our investment objective and policies. For further information about leverage, see “Risk Factors — Additional Risks to Common Stockholders — Leverage Risk.”

Recent Developments
          In early 2008, the markets for auction rate securities began to fail and have continued to do so as of the date of this prospectus. A failed auction results when there are not enough bidders in the auction rates below the maximum rate as prescribed by the terms of the security. When an auction fails, the rate is automatically set at the maximum rate. A failed auction does not cause an acceleration of, or otherwise have any impact on, outstanding principal amounts due, or in the case of preferred stock, the security’s liquidation preference. In the case of our outstanding auction rate securities, the maximum rate under the terms of those securities has been two hundred percent of the greater of: (i) the applicable AA Composite Commercial Paper Rate or the applicable Treasury Index Rate or (ii) the applicable LIBOR.
          As a result of the developments in the auction markets, we have taken steps to reduce our exposure to the uncertainty and volatility of the auction markets. These steps include redeeming auction rate senior securities and refinancing some of our auction rate securities with privately-placed senior securities such as Senior Notes. As of the date of this prospectus, we had outstanding $185 million in long-term leverage, with $95 million aggregate principal amount of Tortoise Preferred Shares remaining in the auction market. Our remaining outstanding long-term leverage consists of Senior Notes which pay interest at a fixed rate. Our currently outstanding Tortoise Preferred Shares generally may be bought at auctions normally held every 28 days for Series I and every 7 days for Series II. We may exercise our option to designate special rate periods for our outstanding Tortoise Preferred Shares. We may issue additional senior securities to refinance our remaining auction rate securities. Common stockholders will bear the costs of these refinancing efforts.
          Additionally, our capital structure was adversely affected by the deepening problems in the broad stock market and the resulting dramatic decline in the value of MLP investments. As a result, we were required to sell investments at inopportune times to reduce our outstanding leverage to comply with the coverage ratios as mandated by the 1940 Act and our loan documents. See “Risk Factors—Additional Risks to Common Stockholders—Leverage Risk.”

RISK FACTORS
     Investing in our securities involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in any of our securities you should consider carefully the following risks, as well as any risk factors included in the applicable prospectus supplement.
Company Risks
     We are a non-diversified, closed-end management investment company designed primarily as a long-term investment vehicle and not as a trading tool. An investment in our securities should not constitute a complete investment program for any investor and involves a high degree of risk. Due to the uncertainty in all investments, there can be no assurance that we will achieve our investment objective.
     The following are the general risks of investing in our securities that affect our ability to achieve our investment objective. The risks below could lower the returns and distributions on common stock and reduce the amount of cash and net assets available to make dividend payments on preferred stock and interest payments on debt securities.
     Recent Developments Risk. Our capital structure and performance was adversely impacted by the weakness in the credit markets and broad stock market, and the resulting rapid and dramatic declines in the value of MLPs that occurred in late 2008, and may continue to be adversely affected if the weakness in the credit and stock markets continue. If our NAV declines or remains volatile, there is an increased risk that we may be required to reduce outstanding leverage, which could adversely affect our stock price and ability to pay distributions at historical levels. A sustained economic slowdown may adversely affect the ability of MLPs to sustain their historical distribution levels, which in turn, may adversely affect our ability to sustain distributions at historical levels. MLPs that have historically relied heavily on outside capital to fund their growth have been impacted by the slowdown in the capital markets. The recovery of the MLP sector is dependent on several factors, including the recovery of the financial sector, the general economy and the commodity markets. Measures taken by the U.S. Government to stimulate the U.S. economy may not be successful or may not have the intended effect.
     Concentration Risk. Under normal circumstances, we concentrate our investments in the energy sector, with an emphasis on securities issued by MLPs and their affiliates in the energy infrastructure sector, a subset of the energy sector. Risks inherent in the energy infrastructure business of these types of MLPs and their affiliates include the following:
•	Processing and coal MLPs may be directly affected by energy commodity prices. The volatility of commodity prices can indirectly affect certain other MLPs due to the impact of prices on volume of commodities transported, processed, stored or distributed. Pipeline MLPs are not subject to direct commodity price exposure because they do not own the underlying energy commodity. While propane MLPs do own the underlying energy commodity, our Adviser seeks high quality MLPs that are able to mitigate or manage direct margin exposure to commodity price levels.

•	The profitability of MLPs, particularly processing and pipeline MLPs, may be materially impacted by the volume of natural gas or other energy commodities available for transporting, processing, storing or distributing. A significant decrease in the production of natural gas, oil, coal or other energy commodities, due to a decline in production from existing facilities, import supply disruption, depressed commodity prices or otherwise, would reduce revenue and operating income of MLPs and, therefore, the ability of MLPs to make distributions to partners.

•	A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely impacted by consumer sentiment with respect to global warming and/or by any state or federal legislation intended to promote the use of alternative energy sources such as bio-fuels.

•	A portion of any one MLP’s assets may be dedicated to natural gas reserves and other commodities that naturally deplete over time, which could have a materially adverse impact on an MLP’s ability to make distributions. Often the MLPs depend upon exploration and development activities by third parties.

•	MLPs employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts.

Thus, some MLPs may be subject to construction risk, acquisition risk or other risk factors arising from their specific business strategies. A significant slowdown in large energy companies’ disposition of energy infrastructure assets and other merger and acquisition activity in the energy MLP industry could reduce the growth rate of cash flows we receive from MLPs that grow through acquisitions.

•	The profitability of MLPs could be adversely affected by changes in the regulatory environment. Most MLPs’ assets are heavily regulated by federal and state governments in diverse matters, such as the way in which certain MLP assets are constructed, maintained and operated and the prices MLPs may charge for their services. Such regulation can change over time in scope and intensity. For example, a particular byproduct of an MLP process may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure an MLP may face.

•	Extreme weather patterns, such as hurricane Ivan in 2004 and hurricane Katrina in 2005, could result in significant volatility in the supply of energy and power and could adversely impact the value of the securities in which we invest. This volatility may create fluctuations in commodity prices and earnings of companies in the energy infrastructure industry.

•	A rising interest rate environment could adversely impact the performance of MLPs. Rising interest rates could limit the capital appreciation of equity units of MLPs as a result of the increased availability of alternative investments at competitive yields with MLPs. Rising interest rates also may increase an MLP’s cost of capital. A higher cost of capital could limit growth from acquisition/expansion projects and limit MLP distribution growth rates.

•	Since the September 11, 2001 terrorist attacks, the U.S. Government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure, production facilities and transmission and distribution facilities, might be specific targets of terrorist activity. The continued threat of terrorism and related military activity likely will increase volatility for prices in natural gas and oil and could affect the market for products of MLPs.
Industry Specific Risk. Energy infrastructure companies also are subject to risks specific to the industry they serve.
•	Pipeline MLPs are subject to demand for crude oil or refined products in the markets served by the pipeline, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Pipeline MLP unit prices are primarily driven by distribution growth rates and prospects for distribution growth. Pipeline MLPs are subject to regulation by FERC with respect to tariff rates these companies may charge for pipeline transportation services. An adverse determination by FERC with respect to the tariff rates of a pipeline MLP could have a material adverse effect on the business, financial condition, results of operations and cash flows of that pipeline MLP and its ability to make cash distributions to its equity owners.

•	Processing MLPs are subject to declines in production of natural gas fields, which utilize the processing facilities as a way to market the gas, prolonged depression in the price of natural gas or crude oil refining, which curtails production due to lack of drilling activity and declines in the prices of natural gas liquids products and natural gas prices, resulting in lower processing margins.

•	Propane MLPs are subject to earnings variability based upon weather patterns in the locations where the company operates and the wholesale cost of propane sold to end customers. Propane MLP unit prices are based on safety in distribution coverage ratios, interest rate environment and, to a lesser extent, distribution growth.

•	Coal MLPs are subject to demand variability based on favorable weather conditions, strong or weak domestic economy, the level of coal stockpiles in the customer base, and the general level of prices of competing sources of fuel for electric generation. They also are subject to supply variability based on the geological conditions that reduce productivity of mining operations, regulatory permits for mining activities and the availability of coal that meets Clean Air Act standards. Demand and prices for coal may also be impacted by current and proposed laws, regulations and/or trends, at the federal, state or local levels, to impose limitations on chemical emissions from coal-fired power plants and other coal end-users. Any such limitations may reduce the demand for coal produced, transported or delivered by coal MLPs.

•	Marine shipping MLPs are subject to the demand for, and the level of consumption of, refined petroleum products, crude oil or natural gas in the markets served by the marine shipping MLPs, which in turn could affect the demand for tank vessel capacity and charter rates. These MLPs’ vessels and their cargoes are also subject to the risks of being damaged or lost due to marine disasters, bad weather, mechanical failures, grounding, fire, explosions and collisions, human error, piracy, and war and terrorism.
     MLP Risk. We invest primarily in equity securities of MLPs and their affiliates. As a result, we are subject to the risks associated with an investment in MLPs, including cash flow risk, tax risk, deferred tax risk and capital market risk, as described in more detail below.
•	Cash Flow Risk. We derive substantially all of our cash flow from investments in equity securities of MLPs and their affiliates. The amount of cash that we have available to pay or distribute to holders of our securities depends on the ability of the MLPs whose securities we hold to make distributions to their partners and the tax character of those distributions. We have no control over the actions of underlying MLPs. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs’ level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors.

•	Tax Risk of MLPs. Our ability to meet our investment objective will depend on the level of taxable income, dividends and distributions we receive from the MLPs and other securities of energy infrastructure companies in which we invest, a factor over which we have no control. The benefit we derive from our investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and the distributions we receive might be taxed entirely as dividend income. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect our ability to meet our investment objective and would reduce the amount of cash available to pay or distribute to holders of our securities.

•	Deferred Tax Risks of MLPs. As a limited partner in the MLPs in which we invest, we will receive a pro rata share of income, gains, losses and deductions from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. We will incur a current tax liability on that portion of an MLP’s income and gains that is not offset by tax deductions and losses. The percentage of an MLP’s income and gains which is offset by tax deductions and losses will fluctuate over time for various reasons. A significant slowdown in acquisition activity by MLPs held in our portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current income tax liability to us.

We will accrue deferred income taxes for any future tax liability associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation of our investments. Upon the sale of an MLP security, we may be liable for previously deferred taxes. We will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining our NAV. From time to time we will modify our estimates or assumptions regarding our deferred tax liability as new information becomes available.

•	Capital Market Risk. Global financial markets and economic conditions have been, and continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. As a result, the cost of raising capital in the debt and equity capital markets has increased substantially while the ability to raise capital from those markets has diminished significantly. In particular, as a result of concerns about the general stability of financial markets and specifically the solvency of lending counterparties, the cost of raising capital from the credit markets generally has increased as many lenders and institutional investors have increased interest rates, enacted tighter lending standards, refused to refinance debt on existing terms or at all and reduced, or in some cases ceased to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. Due to these factors, MLPs may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, MLPs may not be able to meet their obligations as they come due. Moreover, without adequate funding, MLPs may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

     Equity Securities Risk. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including size, earnings power, coverage ratio and characteristics and features of different classes of securities.
     Investing in securities of smaller companies may involve greater risk than is associated with investing in more established companies. Companies with smaller capitalization may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than larger more established companies.
     Because MLP convertible subordinated units generally convert to common units on a one-to-one ratio, the price that we can be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, the length of time remaining to conversion and the size of the block purchased.
     The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.
     Hedging Strategy Risk. We may use interest rate transactions for hedging purposes only, in an attempt to reduce the interest rate risk arising from our leveraged capital structure. There is no assurance that the interest rate hedging transactions into which we enter will be effective in reducing our exposure to interest rate risk. Hedging transactions are subject to correlation risk, which is the risk that payment on our hedging transactions may not correlate exactly with our payment obligations on senior securities.
     Interest rate transactions that we may use for hedging purposes will expose us to certain risks that differ from the risks associated with our portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, floors, caps and similar techniques, the costs of which can be significant, particularly when long-term interest rates are substantially above short-term rates. In addition, our success in using hedging instruments is subject to our Adviser’s ability to predict correctly changes in the relationships of such hedging instruments to our leverage risk, and there can be no assurance that our Adviser’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance, whether or not adjusted for risk, than if we had not engaged in such transactions.
     Depending on the state of interest rates in general, our use of interest rate transactions could enhance or decrease the cash available to us for payment of distributions, dividends or interest, as the case may be. To the extent there is a decline in interest rates, the value of interest rate swaps or caps could decline, and result in a decline in our net assets. In addition, if the counterparty to an interest rate transaction defaults, we would not be able to use the anticipated net receipts under the interest rate swap or cap to offset our cost of financial leverage.
     Competition Risk. A number of alternatives to us as vehicles for investment in a portfolio of energy infrastructure MLPs and their affiliates, including other publicly traded investment companies and private funds, currently exist. In addition, recent tax law changes have increased the ability of regulated investment companies or other institutions to invest in MLPs. These competitive conditions may adversely impact our ability to meet our investment objective, which in turn could adversely impact our ability to make distributions or interest or dividend payments.
     Restricted Securities Risk. We may invest up to 50% of total assets in restricted securities. Restricted securities are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. As discussed further below, this lack of liquidity creates special risks for us. However, we could sell such securities in private transactions with a limited number of purchasers or in public offerings under the 1933 Act. MLP convertible subordinated units generally convert to publicly-traded common units upon the passage of time and/or satisfaction of certain financial tests. Although the means by which convertible subordinated units convert into senior common units depend on a security’s specific terms, MLP convertible subordinated units typically are exchanged for common shares.

     Restricted securities are subject to statutory and contractual restrictions on their public resale, which may make it more difficult to value them, may limit our ability to dispose of them and may lower the amount we could realize upon their sale. To enable us to sell our holdings of a restricted security not registered under the 1933 Act, we may have to cause those securities to be registered. The expenses of registering restricted securities may be determined at the time we buy the securities. When we must arrange registration because we wish to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. We would bear the risks of any downward price fluctuation during that period.
     Liquidity Risk. Although common units of MLPs trade on the NYSE, NYSE Alternext U.S. (formerly known as AMEX), and the NASDAQ National Market, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when we believe it is desirable to do so. Investment of our capital in securities that are less actively traded or over time experience decreased trading volume may restrict our ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely our ability to make required interest payments on the debt securities and dividend distributions on the preferred stock, to redeem such securities, or to meet asset coverage requirements.
     Valuation Risk. Market prices generally will not be available for MLP convertible subordinated units, or securities of private companies, and the value of such investments ordinarily will be determined based on fair valuations determined by our Adviser pursuant to procedures adopted by the Board of Directors. Similarly, common units acquired through direct placements will be valued based on fair value determinations because of their restricted nature; however, our Adviser expects that such values will be based on a discount from publicly available market prices. Restrictions on resale or the absence of a liquid secondary market may adversely affect our ability to determine our NAV. The sale price of securities that are not readily marketable may be lower or higher than our most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of our Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, we may not be able to realize these securities’ true value, or may have to delay their sale in order to do so. This may affect adversely our ability to make required interest payments on the debt securities and dividend distributions on the preferred stock, to redeem such securities, or to meet asset coverage requirements.
     Nondiversification Risk. We are a non-diversified, closed-end management investment company under the 1940 Act and are not treated as a regulated investment company under the Internal Revenue Code. Accordingly, there are no regulatory limits under the 1940 Act or the Internal Revenue Code on the number or size of securities that we hold and we may invest more assets in fewer issuers as compared to a diversified fund. There currently are approximately 70 companies presently organized as MLPs and only a limited number of those companies operate energy infrastructure assets. We select MLP investments from this small pool of issuers. We may invest in non-MLP securities issued by energy infrastructure companies to a lesser degree, consistent with our investment objective and policies.
     Tax Risk. Because we are treated as a corporation for federal income tax purposes, our financial statements reflect deferred tax assets or liabilities according to generally accepted accounting principles. Deferred tax assets may constitute a relatively high percentage of NAV. Realization of deferred tax assets including net operating loss and capital loss carryforwards, are dependent, in part, on generating sufficient taxable income of the appropriate character prior to expiration of the loss carryforwards. Unexpected significant decreases in MLP cash distributions or significant declines in the fair value of our MLP investments, among other factors, may change our assessment regarding the recoverability of deferred tax assets and would likely result in a valuation allowance, or recording of a larger allowance. If a valuation allowance is required to reduce the deferred tax asset in the future, it could have a material impact on our NAV and results of operations in the period it is recorded. Conversely, in periods of generally increasing MLP prices, we will accrue a deferred tax liability to the extent the fair value of our assets exceeds our tax basis. We may incur significant tax liability during periods in which gains on MLP investments are realized.
     Interest Rate Risk. Generally, when market interest rates rise, the values of debt securities decline, and vice versa. Our investment in such securities means that the NAV and market price of our common stock will tend to decline if market interest rates rise. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing us to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

     Below Investment Grade Securities Risk. Investing in lower grade debt instruments involves additional risks than investment grade securities. Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could adversely affect the ability of highly leveraged issuers to service their obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in the energy infrastructure industry could adversely affect the ability of below investment grade issuers in that industry to meet their obligations. The market values of lower quality securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates.
     The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities. There are fewer dealers in the market for below investment grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse change in the condition of a particular issuer, and these instruments may become illiquid. As a result, it may be more difficult to sell these securities or we may be able to sell the securities only at prices lower than if such securities were widely traded. This may affect adversely our ability to make required dividend or interest payments on our outstanding senior securities. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating our NAV.
     Because investors generally perceive that there are greater risks associated with lower quality securities of the type in which we may invest a portion of our assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.
     Factors having an adverse impact on the market value of below investment grade securities may have an adverse effect on our NAV and the market value of our common stock. In addition, we may incur additional expenses to the extent we are required to seek recovery upon a default in payment of principal or interest on our portfolio holdings. In certain circumstances, we may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, we would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.
     Counterparty Risk. We may be subject to credit risk with respect to the counterparties to certain derivative agreements entered into by us. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, we may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. We may obtain only a limited recovery or may obtain no recovery in such circumstances.
     Effects of Terrorism. The U.S. securities markets are subject to disruption as a result of terrorist activities, such as the terrorist attacks on the World Trade Center on September 11, 2001; the war in Iraq and its aftermath; other hostilities; and other geopolitical events. Such events have led, and in the future may lead, to short-term market volatility and may have long-term effects on the U.S. economy and markets.
     Anti-Takeover Provisions. Our Charter and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of us, causing us to engage in certain transactions or modifying our structure. These provisions may be regarded as “anti-takeover” provisions. Such provisions could limit the ability of common stockholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of us. See “Certain Provisions in Our Charter and Bylaws.”
     Management Risk. Our Adviser was formed in October 2002 to provide portfolio management to institutional and high-net worth investors seeking professional management of their MLP investments. Our Adviser has been managing investments in portfolios of MLP investments since that time, including since May 2005, management of our investments, and management of 3 other publicly-traded and 2 privately held closed-end management investment companies. As of March 31, 2009, our Adviser had client assets under management of approximately $1.7 billion. To the extent that our Adviser’s assets under management continue to grow, our Adviser may have to hire additional personnel and, to the extent it is unable to hire qualified individuals, its operations may be adversely affected.

Additional Risks to Common Stockholders
     Leverage Risk. Our use of leverage through the issuance of Tortoise Preferred Shares and Tortoise Notes along with the issuance of any additional preferred stock or debt securities, and any additional borrowings or other transactions involving indebtedness (other than for temporary or emergency purposes) are or would be considered “senior securities” for purposes of the 1940 Act and create risks. Leverage is a speculative technique that may adversely affect common stockholders. If the return on securities acquired with borrowed funds or other leverage proceeds does not exceed the cost of the leverage, the use of leverage could cause us to lose money. Successful use of leverage depends on our Adviser’s ability to predict or hedge correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used. Because the fee paid to our Adviser will be calculated on the basis of Managed Assets, the fees will increase when leverage is utilized, giving our Adviser an incentive to utilize leverage.
     Our issuance of senior securities involves offering expenses and other costs, including interest payments, which are borne indirectly by our common stockholders. Fluctuations in interest rates could increase interest or dividend payments on our senior securities, and could reduce cash available for distributions on common stock. Increased operating costs, including the financing cost associated with any leverage, may reduce our total return to common stockholders.
     The 1940 Act and/or the rating agency guidelines applicable to senior securities impose asset coverage requirements, dividend limitations, voting right requirements (in the case of the senior equity securities), and restrictions on our portfolio composition and our use of certain investment techniques and strategies. The terms of any senior securities or other borrowings may impose additional requirements, restrictions and limitations that are more stringent than those currently required by the 1940 Act, and the guidelines of the rating agencies that rate outstanding senior securities. These requirements may have an adverse effect on us and may affect our ability to pay distributions on common stock and preferred stock. To the extent necessary, we intend to redeem our senior securities to maintain the required asset coverage. Doing so may require that we liquidate portfolio securities at a time when it would not otherwise be desirable to do so. Nevertheless, it is not anticipated that the 1940 Act requirements, the terms of any senior securities or the rating agency guidelines will impede our Adviser in managing our portfolio in accordance with our investment objective and policies. See “Leverage — Use of Leverage.”
     Market Impact Risk. The sale of our common stock (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for our common stock. An increase in the number of common shares available may put downward pressure on the market price for our common stock. Our ability to sell shares of common stock below NAV may increase this pressure. These sales also might make it more difficult for us to sell additional equity securities in the future at a time and price we deem appropriate.
     Dilution Risk. The voting power of current stockholders will be diluted to the extent that current stockholders do not purchase shares in any future common stock offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if we sell shares of common stock below NAV, our NAV will fall immediately after such issuance. See “Description of Securities — Common Stock — Issuance of Additional Shares” which includes a table reflecting the dilutive effect of selling our common stock below NAV.
     If we are unable to invest the proceeds of such offering as intended, our per share distribution may decrease and we may not participate in market advances to the same extent as if such proceeds were fully invested as planned.
     Market Discount Risk. Our common stock has traded both at a premium and at a discount in relation to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV. Shares of closed-end investment companies frequently trade at a discount from NAV, but in some cases have traded above NAV. Continued development of alternatives as a vehicle for investment in MLP securities may contribute to reducing or eliminating any premium or may result in our shares trading at a discount. The risk of the shares of common stock trading at a discount is a risk separate from the risk of a decline in our NAV as a result of investment activities. Our NAV will be reduced immediately following an offering of our common or preferred stock, due to the offering costs for such stock, which are borne entirely by us. Although we also bear the offering costs of debt securities, such costs are amortized over time and therefore do not impact our NAV immediately following an offering.
     Whether stockholders will realize a gain or loss for federal income tax purposes upon the sale of our common stock depends upon whether the market value of the common shares at the time of sale is above or below the stockholder’s basis in such shares, taking into account transaction costs, and is not directly dependent upon our NAV. Because the market value of our common stock will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond our control, we cannot predict whether our common stock will trade at, below or above NAV, or at, below or above the public offering price for common stock.
Additional Risks to Senior Security Holders
     Generally, an investment in preferred stock or debt securities (collectively, “senior securities”) is subject to the following risks:
     Interest Rate Risk. Dividends and interest payable on our senior securities are subject to interest rate risk. To the extent that dividends or interest on such securities are based on short-term rates, our leverage costs may rise so that the amount of dividends or interest due to holders of senior securities would exceed the cash flow generated by our portfolio securities. To the extent that any of our leverage costs are fixed, our leverage costs may increase when our special rate periods terminate or our debt securities mature. This might require that we sell portfolio securities at a time when we would otherwise not do so, which may adversely affect our future ability to generate cash flow. In addition, rising market interest rates could negatively impact the value of our investment portfolio, reducing the amount of assets serving as asset coverage for senior securities. See “—Recent Developments.”
     Senior Leverage Risk. Preferred stock will be junior in liquidation and with respect to distribution rights to debt securities and any other borrowings. Senior securities representing indebtedness may constitute a substantial lien and burden on preferred stock by reason of their prior claim against our income and against our net assets in liquidation. We may not be permitted to declare dividends or other distributions with respect to any series of preferred stock unless at such time we meet applicable asset coverage requirements and the payment of principal or interest is not in default with respect to the Tortoise Notes or any other borrowings.
          Our debt securities, upon issuance, are expected to be unsecured obligations and, upon our liquidation, dissolution or winding up, will rank: (1) senior to all of our outstanding common stock and any outstanding preferred stock; (2) on a parity with any of our unsecured creditors and any unsecured senior securities representing our indebtedness; and (3) junior to any of our secured creditors. Secured creditors of ours may include, without limitation, parties entering into interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.
     Ratings and Asset Coverage Risk. To the extent that senior securities are rated, a rating does not eliminate or necessarily mitigate the risks of investing in our senior securities, and a rating may not fully or accurately reflect all of the credit and market risks associated with a security. A rating agency could downgrade the rating of our shares of preferred stock or debt securities, which may make such securities less liquid at an auction or in the secondary market, though probably with higher resulting interest rates. If a rating agency downgrades, or indicates a potential downgrade to, the rating assigned to a senior security, we may alter our portfolio or redeem a portion of our senior securities. We may voluntarily redeem a senior security under certain circumstances to the extent permitted by its governing documents.
     Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or “real” value of an investment in preferred stock or debt securities or the income from that investment will be worth less in the future. As inflation occurs, the real value of the preferred stock or debt securities and the dividend payable to holders of preferred stock or interest payable to holders of debt securities declines.
     Decline in Net Asset Value Risk. A material decline in our NAV may impair our ability to maintain required levels of asset coverage for our preferred stock or debt securities.

MANAGEMENT OF THE COMPANY
Directors and Officers
     Our business and affairs are managed under the direction of our Board of Directors. Accordingly, our Board of Directors provides broad supervision over our affairs, including supervision of the duties performed by our Adviser. Our officers are responsible for our day-to-day operations. The names, ages and addresses of each of our directors and officers, together with their principal occupations and other affiliations during the past five years, are set forth below. Each director and officer will hold office until his successor is duly elected and qualified, or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director and officer is 11550 Ash Street, Leawood, Kansas 66211. Our Board of Directors consists of a majority of directors who are not interested persons (as defined in the 1940 Act) of our Adviser or its affiliates.
Investment Adviser
     Pursuant to an advisory agreement, our Adviser provides us with investment research and advice and furnishes us with an investment program consistent with our investment objective and policies, subject to the supervision of the Board. Our Adviser determines which portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to our securities transactions and reports to the Board on our investments and performance.
     Our Adviser is located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. Our Adviser specializes in managing portfolios of investments in MLPs and other energy companies. Our Adviser was formed in October 2002 to provide portfolio management services to institutional and high-net worth investors seeking professional management of their MLP investments. As of March 31, 2009, our Adviser had approximately $1.7 billion of client assets under management. Our Adviser’s investment committee is comprised of five seasoned portfolio managers.
     Our Adviser also serves as investment adviser to Tortoise Energy Infrastructure Corporation (“TYG”) and Tortoise North American Energy Corporation (“TYN”), which are nondiversified, closed-end investment management companies, and managed accounts that invest in MLPs. TYG, which commenced operations on February 27, 2004, invests primarily in equity securities of MLPs and their affiliates in the energy infrastructure sector. TYN, which commenced operations on October 31, 2005, invests primarily in equity securities of companies in the energy sector whose primary operations are in North America. Our Adviser also serves as the investment adviser to Tortoise Capital Resources Corporation (“TTO”), a non-diversified closed-end management investment company that has elected to be regulated as a business development company under the 1940 Act. TTO, which commenced operations on December 8, 2005, invests primarily in privately held and micro-cap public energy companies operating in the midstream and downstream segments, and to a lesser extent the upstream segment. In addition, our Adviser serves as the investment adviser to two privately held, closed-end management investment companies. To the extent certain MLP securities or other energy infrastructure company securities meet our investment objective and the objectives of other investment companies or accounts managed by our Adviser, we may compete with such companies or accounts for the same investment opportunities.
     FCM Tortoise, L.L.C. (“FCM”) and Kansas City Equity Partners LC (“KCEP”) control our Adviser through their equity ownership and management rights in our Adviser. FCM has no operations and serves as a holding company. FCM’s ownership interest was held by Fountain Capital Management, L.L.C. (“Fountain Capital”). Fountain Capital’s ownership in our Adviser was transferred to FCM, a recently formed entity with the same principals as Fountain Capital, effective as of August 2, 2007. The transfer did not result in a change in control of our Adviser. KCEP was formed in 1993 and previously managed two private equity funds that have both wound up operations. KCEP has no operations and serves as a holding company.
     Our Adviser has 33 full-time employees, including the five members of the investment committee of our Adviser.
     The investment management of our portfolio is the responsibility of our Adviser’s investment committee. The investment committee’s members are H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, Terry C. Matlack and David J. Schulte, all of whom share responsibility for such investment management. It is the policy of the investment committee that any one member can require our Adviser to sell a security and any one member can veto the committee’s decision to invest in a security. Each committee member has been a portfolio manager since TYG commenced operations in February 2004.
     H. Kevin Birzer. Mr. Birzer has been a Managing Director of our Adviser since 2002 and also is a Member of Fountain Capital. Mr. Birzer has also served as a Director of ours since inception and of each of TYG, TYN, TTO, and two private investment companies managed by our Adviser since inception. Mr. Birzer, who joined Fountain Capital in 1990, has 22 years of investment experience including 19 in high-yield securities. Mr. Birzer began his career with Peat Marwick. His subsequent experience includes three years working as a Vice President for F. Martin Koenig & Co., focusing on equity and option investments, and three years at Drexel Burnham Lambert, where he was a Vice President in the Corporate Finance Department. Mr. Birzer graduated with a Bachelor of Business Administration degree from the University of Notre Dame and holds a Master of Business Administration degree from New York University. He earned his CFA designation in 1988.
     Zachary A. Hamel. Mr. Hamel has been a Managing Director of our Adviser since 2002 and also is a Partner with Fountain Capital. Mr. Hamel has served as our Senior Vice President since 2005, as Senior Vice President of TYG, TYN and two private investment companies managed by our Adviser since 2007, and as Senior Vice President of TTO since 2005. Mr. Hamel also served as our Secretary from inception to April 2007 and as Secretary of TYG, TYN and TTO from their inception to April 2007. Mr. Hamel joined Fountain Capital in 1997. He covered the energy, chemicals and utilities sectors. Prior to joining Fountain Capital, Mr. Hamel worked for the Federal Deposit Insurance Corporation (“FDIC”) for eight years as a Bank Examiner and a Regional Capital Markets Specialist. Mr. Hamel graduated from Kansas State University with a Bachelor of Science in Business Administration. He also attained a Master in Business Administration from the University of Kansas School of Business. He earned his CFA designation in 1998.
     Kenneth P. Malvey. Mr. Malvey has been a Managing Director of our Adviser since 2002 and also is a Partner with Fountain Capital. Mr. Malvey has served as our Treasurer and as Treasurer of TYG and TYN since November 2005, as Treasurer of TTO since September 2005, and as Treasurer of two private investment companies managed by our Adviser since 2007; as our Senior Vice President since 2005, as Senior Vice President of TTO since 2005, and as Senior Vice President of TYG, TYN and the two private investment companies since 2007; as our Assistant Treasurer and Assistant Treasurer of TYG and TYN from inception to November 2005; and as Chief Executive Officer of one of the private investment companies since December 2008. Prior to joining Fountain Capital in 2002, Mr. Malvey was one of three members of the Global Office of Investments for GE Capital’s Employers Reinsurance Corporation. Most recently he was the Global Investment Risk Manager for a portfolio of approximately $24 billion of fixed-income, public equity and alternative investment assets. Prior to joining GE Capital in 1996, Mr. Malvey was a Bank Examiner and Regional Capital Markets Specialist with the FDIC for nine years. Mr. Malvey graduated with a Bachelor of Science degree in Finance from Winona State University, Winona, Minnesota. He earned his CFA designation in 1996.
     Terry C. Matlack. Mr. Matlack has been a Managing Director of our Adviser since 2002 and has also served as our Chief Financial Officer and Director since inception and as Chief Financial Officer and Director since inception of TYG, TYN, TTO and two private investment companies managed by our Adviser. From 2001 to 2002, Mr. Matlack was a full-time Managing Director of KCEP. Prior to joining KCEP, from 1998 to 2001, Mr. Matlack was President of GreenStreet Capital and its affiliates in the telecommunications service industry. Mr. Matlack served as our Chief Compliance Officer from inception through May 2006 and as Chief Compliance Officer of TYG from 2004 through May 2006 and of TYN from inception through May 2006; as our Treasurer and Treasurer of TYG and TYN from inception to November 2005; as our Assistant Treasurer and Assistant Treasurer of TYG and TYN from November 2005 to April 2008, as Assistant Treasurer of TTO and one of the private investment companies from inception to April 2008, and as Assistant Treasurer of the other private investment company since its inception. Prior to 1995, he was Executive Vice President and a member of the board of directors of W.K. Communications, Inc., a cable television acquisition company, and Chief Operating Officer of W.K. Cellular, a cellular rural service area operator. He also has served as a specialist in corporate finance with George K. Baum & Company, and as Executive Vice President of Corporate Finance at B.C. Christopher Securities Company. Mr. Matlack graduated with a Bachelor of Science in Business Administration from Kansas State University and holds a Masters of Business Administration and a Juris Doctorate from the University of Kansas. He earned his CFA designation in 1985.
     David J. Schulte. Mr. Schulte has been a Managing Director of our Adviser since 2002; has served as our and TYG’s Chief Executive Officer and President since 2005; as Chief Executive Officer of TYN since 2005 and President of TYN from 2005 to September 2008; as Chief Executive Officer of TTO since 2005 and as President of TTO from 2005 to April 2007; as President of one of the two private investment companies managed by our Adviser since 2007 and of the other private investment company from 2007 to June 2008; as Chief Executive Officer of one of the two private investment companies since 2007 and as Chief Executive Officer of the other private investment company from 2007 to December 2008. From 1993 to 2002, Mr. Schulte was a full-time Managing Director of KCEP. While a Managing Director of KCEP, he led private financing for two growth MLPs in the energy infrastructure sector. Since February 2004, Mr. Schulte has been an employee of the Adviser. Prior to joining KCEP in 1993, Mr. Schulte had over five years of experience completing acquisition and public equity financings as an investment banker at the predecessor of Oppenheimer & Co, Inc. From 1986 to 1989, he was a securities law attorney. Mr. Schulte holds a Bachelor of Science degree in Business Administration from Drake University and a Juris Doctorate degree from the University of Iowa. He passed the CPA examination in 1983 and earned his CFA designation in 1992.

     The statement of additional information provides additional information about the compensation structure of, the other accounts managed by, and the ownership of our securities by the portfolio managers listed above.
Compensation and Expenses
     Under our Advisory agreement we pay our Adviser a fee equal to 0.95% annually of our average monthly Managed Assets for the services rendered by it. “Managed Assets” means our total assets (including any assets attributable to any leverage that may be outstanding but excluding any net deferred tax assets) minus the sum of accrued liabilities other than (1) net deferred tax liabilities, (2) debt entered into for purposes of leverage, and (3) the aggregate liquidation preference of any outstanding preferred stock. Our Adviser does not charge an advisory fee based on net deferred tax assets. Because the fee paid to the Adviser is determined on the basis of our Managed Assets, the Adviser’s interest in determining whether we should incur additional leverage will conflict with our interests. Because deferred taxes are not taken into account in calculating Managed Assets, the Adviser may have an incentive to defer taxes rather than incur taxes in the current period. When we have a high level of deferred tax liabilities at the time the Adviser’s fee is calculated, the Adviser’s fee is higher than it would be if we had a lower level of deferred tax liabilities. Our average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter within five days after the end of that quarter.
     A discussion regarding the basis of the Board of Directors’ decision to approve the selection of our Adviser and our Advisory agreement is available in our annual report to stockholders for the period ended November 30, 2008. Our Advisory agreement was most recently approved by the Board of Directors in November 2008.
     We bear all expenses not specifically assumed by our Adviser incurred in our operations and will bear the expenses related to all future offerings. Expenses we bear will include, but are not limited to, the following: (1) expenses of maintaining and continuing our existence and related overhead, including, to the extent services are provided by personnel of our Adviser or its affiliates, office space and facilities and personnel compensation, training and benefits; (2) our registration under the 1940 Act; (3) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments including placement and similar fees in connection with direct placements entered into on our behalf; (4) auditing, accounting and legal expenses; (5) taxes and interest; (6) governmental fees; (7) expenses of listing our shares with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of our interests, including expenses of conducting tender offers for the purpose of repurchasing common stock; (8) expenses of registering and qualifying us and our shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes; (9) expenses of communicating with stockholders, including website expenses and the expenses of preparing, printing and mailing press releases, reports and other notices to stockholders and of meetings of stockholders and proxy solicitations therefor; (10) expenses of reports to governmental officers and commissions; (11) insurance expenses; (12) association membership dues; (13) fees, expenses and disbursements of custodians and subcustodians for all services to us (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of NAVs); (14) fees, expenses and disbursements of transfer agents, dividend and interest paying agents, stockholder servicing agents and registrars for all services to us; (15) compensation and expenses of our directors who are not members of our Adviser’s organization; (16) pricing and valuation services employed by us; (17) all expenses incurred in connection with leveraging of our assets through a line of credit or other indebtedness or issuing and maintaining notes or preferred stock; (18) all expenses incurred in connection with offerings of our common and preferred stock and debt securities; and (19) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and our obligation to indemnify our directors, officers and stockholders with respect thereto.
CLOSED-END COMPANY STRUCTURE
     We are a non-diversified closed-end investment company and as such our stockholders will not have the right to cause us to redeem their shares. Instead, our common stock trades in the open market at a price that will be a function of several factors, including distribution levels (which are in turn affected by expenses), NAV, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors.
     Shares of closed-end companies frequently trade at a discount to their NAV. This characteristic of shares of closed-end management investment companies is a risk separate and distinct from the risk that our NAV may decrease as a result of investment activities. To the extent our common shares do trade at a discount, the Board of Directors may from time to time engage in open-market repurchases or tender offers for shares after balancing the benefit to stockholders of the increase in the NAV per share resulting from such purchases against the decrease in our assets, the potential increase in the ratio of our expenses to our assets and the decrease in asset coverage with respect to any outstanding preferred stock, including Tortoise Preferred Shares. The Board of Directors believes that, in addition to the beneficial effects described above, any such purchase or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount. There is no guarantee or assurance that the Board of Directors will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to NAV per share. Any share repurchase or tender offers will be made in accordance with requirements of the Exchange Act, the 1940 Act and the principal stock exchange on which the common shares are traded.
     Conversion to an open-end mutual fund is extremely unlikely in light of our investment objective and policies and would require stockholder approval of an amendment to our Charter. If we converted to an open-end mutual fund, we would be required to redeem all Tortoise Notes and Tortoise Preferred Shares then outstanding (requiring us, in turn, to liquidate a significant portion of our investment portfolio), and our common stock would no longer be listed on the NYSE or any other exchange. In contrast to a closed-end management investment company, shareholders of an open-end mutual fund may require a fund to redeem its shares of common stock at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their NAV. In addition, certain of our investment policies and restrictions are incompatible with the requirements applicable to an open-end investment company. Accordingly, conversion to an open-end investment company would require material changes to our investment policies.

CERTAIN FEDERAL INCOME TAX MATTERS
     The following is a general summary of certain federal income tax considerations affecting us and our security holders. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to security holders in light of their particular circumstances or who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, tax-exempt investors, individual retirement accounts, certain tax-deferred accounts, and foreign investors. Tax matters are very complicated, and the tax consequences of an investment in and holding of our securities will depend on the particular facts of each investor’s situation. Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the general federal income taxation rules described below and with respect to other federal, state, local or foreign tax consequences to them before making an investment in our securities. Unless otherwise noted, this discussion assumes that investors are U.S. persons and hold our securities as capital assets. More detailed information regarding the federal income tax consequences of investing in our securities is in the statement of additional information.
     Pursuant to U.S. Treasury Department Circular 230, we are informing you that (1) this discussion is not intended to be used, was not written to be used, and cannot be used, by any taxpayer for the purpose of avoiding penalties under the U.S. federal tax laws, (2) this discussion was written by us in connection with the registration of our securities and our promotion or marketing, and (3) each taxpayer should seek advice based on his, her or its particular circumstances from an independent tax advisor.
Company Federal Income Taxation
     We are treated as a corporation for federal and state income tax purposes. Thus, we are obligated to pay federal and state income tax on our taxable income. We invest our assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, we must report our allocable share of the MLP’s taxable income in computing our taxable income regardless of whether the MLPs make any distributions. Based upon our review of the historic results of the type of MLPs in which we invest, we expect that the cash flow received by us with respect to our MLP investments will exceed the taxable income allocated to us. There is no assurance that our expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there may be greater tax expense borne by us and less cash available to distribute to stockholders or to pay to creditors. In addition, we will take into account in determining our taxable income the amounts of gain or loss recognized on the sale of MLP interests. Currently, the maximum regular federal income tax rate for a corporation is 35 percent. We may be subject to a 20 percent federal alternative minimum tax on our alternative minimum taxable income to the extent that the alternative minimum tax exceeds our regular federal income tax.
     We are not treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Internal Revenue Code generally provides that a regulated investment company does not pay an entity level income tax, provided that it distributes all or substantially all of its income. Our assets do not, and are not expected to, meet current tests for qualification as a regulated investment company for federal income tax purposes. The regulated investment company taxation rules therefore have no application to us or to our stockholders. Although changes to the federal income tax laws permit regulated investment companies to invest up to 25% of their total assets in securities of certain MLPs, such changes still would not allow us to pursue our objective. Accordingly, we do not intend to change our federal income tax status as a result of such legislation.
     Because we are treated as a corporation for federal income tax purposes, our financial statements reflect deferred tax assets or liabilities according to generally accepted accounting principles. This differs from many closed-end funds that are taxed as regulated investment companies under the Internal Revenue Code. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital losses. To the extent we have a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. We periodically assess the need to establish a valuation allowance for deferred tax assets based on the criterion established by the Statement of Financial Accounting Standards, Accounting for Income Taxes (“SFAS” No. 109) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. Our assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss and capital loss carryforwards may expire unused. We periodically review the recoverability of deferred tax assets based on the weight of available evidence. Accordingly, realization of a deferred tax asset is dependent on whether there will be sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. We will accrue deferred federal income liability associated with that portion of MLP distributions considered to be a tax-deferred return of capital, as well as capital appreciation of our investments. Upon the sale of an MLP security, we may be liable for previously deferred taxes, if any. We will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining our NAV. From time to time we will modify our estimates or assumptions regarding our deferred tax liability as new information becomes available.
Federal Income Taxation of Common and Preferred Stock
     Federal Income Tax Treatment of Holders of Common Stock. Unlike a holder of a direct interest in MLPs, a stockholder will not include its allocable share of our income, gains, losses or deductions in computing its own taxable income. Instead, since we are of the opinion that, under present law, the common stock will constitute equity, distributions with respect to such shares (other than distributions in redemption of shares subject to Section 302(b) of the Internal Revenue Code) will generally constitute dividends to the extent of our allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the MLPs, we anticipate that the distributed cash from the MLPs will exceed our share of the MLPs’ income and our gain on the sale of MLP interests. In addition, earnings and profits are treated generally, for federal income tax purposes, as first being used to pay distributions on preferred stock, and then to the extent remaining, if any, to pay distributions on the common stock. Thus, we anticipate that only a portion of the distributions of DCF will be treated as dividend income to common stockholders. To the extent that distributions to a stockholder exceed our current and accumulated earnings and profits, the stockholder’s basis in shares of stock with respect to which the distribution is made will be reduced, which may increase the amount of gain realized upon the sale of such shares. If a stockholder has no further basis in its shares, the stockholder will report any excess distributions as capital gain if the stockholder holds such shares as a capital asset.
     Dividends of current or accumulated earnings and profits generally will be taxable as ordinary income to holders but are expected to be treated as “qualified dividend income” that is generally subject to reduced rates of federal income taxation for noncorporate investors and are also expected to be eligible for the dividends received deduction available to corporate stockholders under Section 243 of the Internal Revenue Code. Under federal income tax law, qualified dividend income received by individual and other noncorporate stockholders is taxed at long-term capital gain rates, which currently reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain criteria. To be treated as qualified dividend income, the stockholder must hold the shares paying otherwise qualifying dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the 181-day period beginning 90 days before the ex-dividend date in the case of certain preferred stock dividends). A stockholder’s holding period may be reduced for purposes of this rule if the stockholder engages in certain risk reduction transactions with respect to the common or preferred stock. The provisions of the Internal Revenue Code applicable to qualified dividend income are effective through 2010. Thereafter, higher federal income tax rates will apply unless further legislative action is taken.
     Corporate holders should be aware that certain limitations apply to the availability of the dividends received deduction, including limitations on the aggregate amount of the deduction that may be claimed and limitations based on the holding period of the shares of common or preferred stock on which the dividend is paid, which holding period may be reduced if the holder engages in risk reduction transactions with respect to its shares. Corporate holders should consult their own tax advisors regarding the application of these limitations to their particular situation.
     If a common stockholder participates in our Automatic Dividend Reinvestment Plan, such stockholder will be treated as receiving the amount of the distributions made by the Company, which amount generally will be either equal to the amount of the cash distribution the stockholder would have received if the stockholder had elected to receive cash or, for shares issued by the Company, the fair market value of the shares issued to the stockholder.
     Federal Income Tax Treatment of Holders of Preferred Stock. Under present law, we are of the opinion that preferred stock will constitute equity, and thus distributions with respect to preferred stock (other than distributions in redemption of preferred stock subject to Section 302(b) of the Internal Revenue Code) will generally constitute dividends to the extent of our current or accumulated earnings and profits, as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders but are expected to be treated as qualified dividend income that is generally subject to reduced rates of federal income taxation for noncorporate investors and are also expected to be eligible for the dividends received deduction available to corporate stockholders under Section 243 of the Internal Revenue Code. Please see the discussion above on qualified dividend income and the dividends received deductions.
     Earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on the preferred stock, and then to the extent remaining, if any, to pay distributions on the common stock. Distributions in excess of the Company’s earnings and profits, if any, will first reduce a stockholder’s adjusted tax basis in his or her preferred stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a stockholder who holds such shares as a capital asset.
     Sale of Shares. The sale of shares of common or preferred stock by holders will generally be a taxable transaction for federal income tax purposes. Holders of shares of stock who sell such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the shares sold. If the shares are held as a capital asset at the time of the sale, the gain or loss will generally be a capital gain or loss. Similarly, a redemption by us (including a redemption resulting from our liquidation), if any, of all the shares actually and constructively held by a stockholder generally will give rise to capital gain or loss under Section 302(b) of the Internal Revenue Code, provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by Section 302(b) of the Internal Revenue Code must be satisfied to achieve such treatment.
     Capital gain or loss will generally be long-term capital gain or loss if the shares were held for more than one year and will be short-term capital gain or loss if the disposed shares were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to federal income tax at a lower rate (currently a maximum rate of 15%) than net short-term capital gain or ordinary income (currently a maximum rate of 35%). Under current law, the maximum federal income tax rate on capital gain for noncorporate holders is scheduled to increase to 20% for taxable years after 2010. For corporate holders, capital gain is generally taxed at the same rate as ordinary income, that is, currently at a maximum rate of 35%. A holder’s ability to deduct capital losses may be limited.
     Investment by Tax-Exempt Investors and Regulated Investment Companies. Employee benefit plans, other tax-exempt organizations and regulated investment companies may want to invest in our securities. Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on unrelated business taxable income (“UBTI”). Because we are a corporation for federal income tax purposes, an owner of shares of common stock will not report on its federal income tax return any of our items of income, gain, loss and deduction. Therefore, a tax-exempt investor generally will not have UBTI attributable to its ownership or sale of our common or preferred stock unless its ownership of the stock is debt-financed. In general, stock would be debt-financed if the tax-exempt owner of stock incurs debt to acquire the stock or otherwise incurs or maintains debt that would not have been incurred or maintained if the stock had not been acquired.
     For federal income tax purposes, a regulated investment company or “mutual fund,” may not have more than 25% of the value of its total assets, at the close of any quarter, invested in the securities of one or more qualified publicly traded partnerships, which will include most MLPs. Shares of our common stock are not securities of a qualified publicly traded partnership and will not be treated as such for purposes of calculating the limitation imposed upon regulated investment companies.
     Backup Withholding. We may be required to withhold, for U.S. federal income tax purposes, a portion of all distributions (including redemption proceeds) payable to stockholders who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding (or if we have been so notified). Certain corporate and other stockholders specified in the Internal Revenue Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS in a timely manner.
     Other Taxation. Foreign stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. Our distributions also may be subject to state and local taxes.
Federal Income Taxation of Debt Securities
     Federal Income Tax Treatment of Holders of Debt Securities. Under present law, we are of the opinion that the debt securities will constitute indebtedness of the Company for federal income tax purposes, which the discussion below assumes. We intend to treat all payments made with respect to the debt securities consistent with this characterization.
     Taxation of Interest. Payments or accruals of interest on debt securities generally will be taxable to you as ordinary interest income at the time such interest is received (actually or constructively) or accrued, in accordance with your regular method of accounting for federal income tax purposes.

     Purchase, Sale and Redemption of Debt Securities. Initially, your tax basis in debt securities acquired generally will be equal to your cost to acquire such debt securities. This basis will increase by the amounts, if any, that you include in income under the rules governing market discount, and will decrease by the amount of any amortized premium on such debt securities, as discussed below. When you sell or exchange any of your debt securities, or if any of your debt securities are redeemed, you generally will recognize gain or loss equal to the difference between the amount you realize on the transaction (less any accrued and unpaid interest, which will be subject to federal income tax as interest in the manner described above) and your tax basis in the debt securities relinquished.
     Except as discussed below with respect to market discount, the gain or loss that you recognize on the sale, exchange or redemption of any of your debt securities generally will be capital gain or loss. Such gain or loss will generally be long-term capital gain or loss if the disposed debt securities were held for more than one year and will be short-term capital gain or loss if the disposed debt securities were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to federal income tax at a lower rate (currently a maximum rate of 15%, although this rate will increase to 20% after 2010) than net short-term capital gain or ordinary income (currently a maximum rate of 35%). For corporate holders, capital gain is generally taxed for federal income tax purposes at the same rate as ordinary income, that is, currently at a maximum rate of 35%. A holder’s ability to deduct capital losses may be limited.
     Amortizable Premium. If you purchase debt securities at a cost greater than their stated principal amount, plus accrued interest, you will be considered to have purchased the debt securities at a premium, and you generally may elect to amortize this premium as an offset to interest income, using a constant yield method, over the remaining term of the debt securities. If you make the election to amortize the premium, it generally will apply to all debt instruments that you hold at the beginning of the first taxable year to which the election applies, as well as any debt instruments that you subsequently acquire. In addition, you may not revoke the election without the consent of the IRS. If you elect to amortize the premium, you will be required to reduce your tax basis in the debt securities by the amount of the premium amortized during your holding period. If you do not elect to amortize premium, the amount of premium will be included in your tax basis in the debt securities. Therefore, if you do not elect to amortize the premium and you hold the debt securities to maturity, you generally will be required to treat the premium as a capital loss when the debt securities are redeemed.
     Market Discount. If you purchase debt securities at a price that reflects a “market discount,” any principal payments on or any gain that you realize on the disposition of the debt securities generally will be treated as ordinary interest income to the extent of the market discount that accrued on the debt securities during the time you held such debt securities. “Market discount” is defined under the Internal Revenue Code as, in general, the excess of the stated redemption price at maturity over the purchase price of the debt security, except that if the market discount is less than 0.25% of the stated redemption price at maturity multiplied by the number of complete years to maturity, the market discount is considered to be zero. In addition, you may be required to defer the deduction of all or a portion of any interest paid on any indebtedness that you incurred or continued to purchase or carry the debt securities that were acquired at a market discount. In general, market discount will be treated as accruing ratably over the term of the debt securities, or, at your election, under a constant yield method.
     You may elect to include market discount in gross income currently as it accrues (on either a ratable or constant yield basis), in lieu of treating a portion of any gain realized on a sale of the debt securities as ordinary income. If you elect to include market discount on a current basis, the interest deduction deferral rule described above will not apply and you will increase your basis in the debt security by the amount of market discount you include in gross income. If you do make such an election, it will apply to all market discount debt instruments that you acquire on or after the first day of the first taxable year to which the election applies. This election may not be revoked without the consent of the IRS.
     Information Reporting and Backup Withholding. In general, information reporting requirements will apply to payments of principal, interest, and premium, if any, paid on debt securities and to the proceeds of the sale of debt securities paid to U.S. holders other than certain exempt recipients (such as certain corporations). Information reporting generally will apply to payments of interest on the debt securities to non-U.S. Holders (as defined below) and the amount of tax, if any, withheld with respect to such payments. Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which the non-U.S. Holder resides under the provisions of an applicable income tax treaty. In addition, for non-U.S. Holders, information reporting will apply to the proceeds of the sale of debt securities within the United States or conducted through United States-related financial intermediaries unless the certification requirements described below have been complied with and the statement described below in “Taxation of Non-U.S. Holders” has been received (and the payor does not have actual knowledge or reason to know that the holder is a United States person) or the holder otherwise establishes an exemption.

     We may be required to withhold, for U.S. federal income tax purposes, a portion of all payments (including redemption proceeds) payable to holders of debt securities who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if we have been so notified). Certain corporate and other shareholders specified in the Internal Revenue Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the holder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS. If you are a non-U.S. Holder, you may have to comply with certification procedures to establish your non-U.S. status in order to avoid backup withholding tax requirements. The certification procedures required to claim the exemption from withholding tax on interest income described below will satisfy these requirements.
     Taxation of Non-U.S. Holders. If you are a non-resident alien individual or a foreign corporation (a “non-U.S. Holder”), the payment of interest on the debt securities generally will be considered “portfolio interest” and thus generally will be exempt from U.S. federal withholding tax. This exemption will apply to you provided that (1) interest paid on the debt securities is not effectively connected with your conduct of a trade or business in the United States, (2) you are not a bank whose receipt of interest on the debt securities is described in Section 881(c)(3)(A) of the Internal Revenue Code, (3) you do not actually or constructively own 10 percent or more of the combined voting power of all classes of the Company’s stock entitled to vote, (4) you are not a controlled foreign corporation that is related, directly or indirectly, to the Company through stock ownership, and (5) you satisfy the certification requirements described below.
     To satisfy the certification requirements, either (1) the holder of any debt securities must certify, under penalties of perjury, that such holder is a non-U.S. person and must provide such owner’s name, address and taxpayer identification number, if any, on IRS Form W-8BEN, or (2) a securities clearing organization, bank or other financial institution that holds customer securities in the ordinary course of its trade or business and holds the debt securities on behalf of the holder thereof must certify, under penalties of perjury, that it has received a valid and properly executed IRS Form W-8BEN from the beneficial holder and comply with certain other requirements. Special certification rules apply for debt securities held by a foreign partnership and other intermediaries.
     Interest on debt securities received by a non-U.S. Holder that is not excluded from U.S. federal withholding tax under the portfolio interest exemption as described above generally will be subject to withholding at a 30% rate, except where (1) the interest is effectively connected with the conduct of a U.S. trade or business, in which case the interest will generally be subject to U.S. income tax on a net basis as applicable to U.S. holders generally or (2) a non-U.S. Holder can claim the benefits of an applicable income tax treaty to reduce or eliminate such withholding tax. To claim the benefit of an income tax treaty or to claim an exemption from withholding because the interest is effectively connected with a U.S. trade or business, a non-U.S. Holder must timely provide the appropriate, properly executed IRS forms. These forms may be required to be periodically updated. Also, a non-U.S. Holder who is claiming the benefits of an income tax treaty may be required to obtain a U.S. taxpayer identification number and to provide certain documentary evidence issued by foreign governmental authorities to prove residence in the foreign country.
     Any capital gain that a non-U.S. Holder realizes on a sale, exchange or other disposition of debt securities generally will be exempt from U.S. federal income tax, including withholding tax. This exemption will not apply to you if your gain is effectively connected with your conduct of a trade or business in the U.S. or you are an individual holder and are present in the U.S. for a period or periods aggregating 183 days or more in the taxable year of the disposition and either your gain is attributable to an office or other fixed place of business that you maintain in the U.S. or you have a tax home in the United States.
DETERMINATION OF NET ASSET VALUE
     We compute the NAV of our common stock as of the close of trading of the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each calendar month and at such other times as the Board may determine. When considering an offering of common stock, we calculate our NAV on a more frequent basis, generally daily, to the extent necessary to comply with the provisions of the 1940 Act. Due to recent market volatility, we currently make our NAV available for publication weekly. The NAV per share of common stock equals our NAV divided by the number of outstanding shares of common stock. Our NAV equals the value of our total assets (the value of the securities held plus cash or other assets, including interest accrued but not yet received and net deferred tax assets) less: (i) all of our liabilities (including accrued expenses and both current and net deferred tax liabilities); (ii) accumulated and unpaid dividends on any outstanding preferred stock; (iii) the aggregate liquidation preference of any outstanding preferred stock; (iv) accrued and unpaid interest payments on any outstanding indebtedness; (v) the aggregate principal amount of any outstanding indebtedness; and (vi) any distributions payable on our common stock.
     Pursuant to an agreement with U.S. Bancorp Fund Services, LLC (the “Accounting Services Provider”), the Accounting Services Provider values our assets in accordance with valuation procedures adopted by the Board of Directors. The Accounting Services

Provider obtains securities market quotations from independent pricing services approved by our Adviser and ratified by the Board of Directors. Securities for which market quotations are readily available shall be valued at “market value.” Any other securities shall be valued “pursuant to fair value methodologies approved by the Board.”
     Valuation of certain assets at market value will be as follows:
•	for equity securities, the Accounting Services Provider will first use readily available market quotations and will obtain direct written broker-dealer quotations if a security is not traded on an exchange or over-the-counter or quotations are not available from an approved pricing service;

•	for fixed income securities, the Accounting Services Provider will use readily available market quotations based upon the last sale price of a security on the day we value our assets or a market value from a pricing service or by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security; and

•	other assets will be valued at market value pursuant to the valuation procedures.
     If the Accounting Services Provider cannot obtain a market value or our Adviser determines that the value of a security as so obtained does not represent a fair value as of the valuation time (due to a significant development subsequent to the time its price is determined or otherwise), fair value for the security shall be determined pursuant to the valuation procedures. A report of any prices determined pursuant to fair value methodologies will be presented to the Board of Directors or a designated committee thereof for approval at the next regularly scheduled board meeting.
AUTOMATIC DIVIDEND REINVESTMENT PLAN
General
     Our Automatic Dividend Reinvestment Plan (the “Plan”) allows participating common stockholders to reinvest distributions in additional shares of our common stock. Shares of common stock will be issued by us under the Plan when our common stock is trading at a premium to NAV. If our common stock is trading at a discount to NAV, shares issued under the Plan will be purchased on the open market. Shares of common stock issued directly from us under the Plan will be acquired at the greater of (1) NAV at the close of business on the payment date of the distribution, or (2) 95% of the market price per common share on the payment date. Common stock issued under the Plan when shares are trading at a discount to NAV will be purchased in the market at a market price. See below for more details about the Plan.
Automatic Dividend Reinvestment
     If a stockholder’s shares are registered directly with us or with a brokerage firm that participates in our Plan through the facilities of DTC and such stockholder’s account is coded dividend reinvestment by such brokerage firm, all distributions are automatically reinvested for stockholders by the Plan Agent, Computershare Trust Company, N.A. (the “Plan Agent”), in additional shares of our common stock (unless a stockholder is ineligible or elects otherwise). If a stockholder’s shares are registered with a brokerage firm that participates in the Plan through the facilities of DTC, but such stockholder’s account is not coded dividend reinvestment by such brokerage firm or if a stockholder’s shares are registered with a brokerage firm that does not participate in the Plan through the facilities of DTC, a stockholder will need to ask their investment executive what arrangements can be made to set up their account to participate in the Plan. In either case, until such arrangements are made, a stockholder will receive distributions in cash.
     Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend paying agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving written, telephone or internet instructions to the Plan Agent; such termination will be effective with respect to a particular distribution if notice is received prior to the record date for the next distribution.
     Whenever we declare a distribution payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional shares of common stock from us (“Additional Common Stock”) or (ii) by purchase of outstanding common stock on the open market (“open-market purchases”) on the NYSE or elsewhere. If, on the payment date, the NAV per share of our common stock is equal to or less than the market price per share of our common stock plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will receive Additional Common Stock from us for each participant’s account. The number of Additional Common Stock to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the NAV per share of common stock on the payment date, or (ii) 95% of the market price per share of common stock on the payment date.
     If, on the payment date, the NAV per share of common stock exceeds the market price plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the distribution amount in shares acquired in open-market purchases as soon as practicable but not later than thirty (30) days following the payment date. We expect to declare and pay quarterly distributions. The weighted average price (including brokerage commissions) of all common stock purchased by the Plan Agent as Plan Agent will be the price per share of common stock allocable to each participant.
     The Plan Agent maintains all stockholders’ accounts in the Plan and furnishes written confirmation of each acquisition made for the participant’s account as soon as practicable, but in no event later than 60 days after the date thereof. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the Plan Agent’s name or that of its nominee, and each stockholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan first in accordance with the instructions of the participants, and then with respect to any proxies not returned by such participant, in the same proportion as the Plan Agent votes the proxies returned by the participants.
     There will be no brokerage charges with respect to shares issued directly by us as a result of distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions. If a participant elects to have the Plan Agent sell part or all of his or her shares of common stock and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold plus a $15.00 transaction fee.
     The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See “Certain Federal Income Tax Matters.”
     Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of our shares of common stock is higher than the NAV, participants in the Plan will receive shares of our common stock at less than they could otherwise purchase such shares and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the NAV, participants will receive distributions of shares of common stock with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because we do not redeem our shares, the price on resale may be more or less than the NAV. See “Certain Federal Income Tax Matters” for a discussion of tax consequences of the Plan.
     Experience under the Plan may indicate that changes are desirable. Accordingly, we reserve the right to amend or terminate the Plan if in the judgment of the Board of Directors such a change is warranted. The Plan may be terminated by the Plan Agent or by us upon notice in writing mailed to each participant at least 60 days prior to the effective date of the termination. Upon any termination, the Plan Agent will cause a certificate or certificates to be issued for the full shares held by each participant under the Plan and cash adjustment for any fraction of a share of common stock at the then current market value of the common stock to be delivered to him or her. If preferred, a participant may request the sale of all of the shares of common stock held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his or her shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus a $0.05 fee per share for the transaction. If a participant has terminated his or her participation in the Plan but continues to have shares of common stock registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Plan Agent in writing at the address below. The terms and conditions of the Plan may be amended by the Plan Agent or by us at any time. Any such amendments to the Plan may be made by mailing to each participant appropriate written notice at least 30 days prior to the effective date of the amendment, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, such prior notice does not apply. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Plan Agent receives notice of the termination of the participant’s account under the Plan. Any such amendment may include an appointment by the Plan Agent of a successor Plan Agent, subject to the prior written approval of the successor Plan Agent by us.
     All correspondence concerning the Plan should be directed to Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rhode Island 02940.

Cash Purchase Option
     In the future, we may amend the Plan to implement a cash purchase option, whereby participants in the Plan may elect to purchase additional shares of common stock through optional cash investments in limited amounts on a monthly or other periodic basis. If and when we implement the cash purchase option under the Plan, common stockholders will receive notice 60 days prior to its implementation and further details including information on the offering price and other terms, the frequency of offerings and how to participate in the cash purchase option.
DESCRIPTION OF SECURITIES
     The information contained under this heading is only a summary and is subject to the provisions contained in our Charter and Bylaws and the laws of the State of Maryland.
Common Stock
     General. Our Charter authorizes us to issue up to 100,000,000 shares of common stock, $0.001 par value per share. The Board of Directors may, without any action by the stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue under our Charter and the 1940 Act. Additionally, our Charter authorizes our Board of Directors, without any action by our stockholders, to classify and reclassify any unissued common stock and preferred stock into other classes or series of stock from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series. Although we have no present intention of doing so, we could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control of us that might otherwise be in the stockholders’ best interests. Under Maryland law, stockholders generally are not liable for our debts or obligations.
     All common stock offered pursuant to this prospectus and any related prospectus supplement will be, upon issuance, duly authorized, fully paid and nonassessable. All outstanding common stock offered pursuant to this prospectus and any related prospectus supplement will be of the same class and will have identical rights, as described below. Holders of shares of common stock are entitled to receive distributions when authorized by the Board of Directors and declared by us out of assets legally available for the payment of distributions. Holders of common stock have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of our securities. All shares of common stock have equal distribution, liquidation and other rights.
     Distributions. We intend to pay out substantially all of our DCF to holders of common stock through quarterly distributions. DCF is the amount we receive as cash or paid-in-kind distributions from MLPs or affiliates of MLPs in which we invest, and interest payments received on debt securities we own, less current or anticipated operating expenses, taxes on our taxable income, and leverage costs we pay (including costs related to Tortoise Notes, Tortoise Preferred Shares and borrowings under our credit facility). Our Board of Directors has adopted a policy to target distributions to common stockholders in an amount equal to at least 95% of DCF on an annual basis. It is expected that we will declare and pay a distribution to holders of common stock at the end of each fiscal quarter. There is no assurance that we will continue to make regular distributions.
     If a stockholder’s shares are registered directly with us or with a brokerage firm that participates in the Plan, distributions will be automatically reinvested in additional common stock under the Plan unless a stockholder elects to receive distributions in cash. If a stockholder elects to receive distributions in cash, payment will be made by check. The federal income tax treatment of distributions is the same whether they are reinvested in our shares or received in cash. See “Automatic Dividend Reinvestment Plan.”
     The yield on our common stock will likely vary from period to period depending on factors including the following:
•	market conditions;

•	the timing of our investments in portfolio securities;

•	the securities comprising our portfolio;

•	changes in interest rates (including changes in the relationship between short-term rates and long-term rates);

•	the amount and timing of the use of borrowings and other leverage by us;

•	the effects of leverage on our common stock (discussed above under “Leverage”);

•	the timing of the investment of offering proceeds and leverage proceeds in portfolio securities; and

•	our net assets and operating expenses.

Consequently, we cannot guarantee any particular yield on our common stock, and the yield for any given period is not an indication or representation of future yields on the common stock.
     Limitations on Distributions. So long as shares of preferred stock are outstanding, holders of shares of common stock will not be entitled to receive any distributions from us unless we have paid all accumulated dividends on preferred stock, and unless asset coverage (as defined in the 1940 Act) with respect to preferred stock would be at least 200% after giving effect to such distributions. See “Leverage.”
     So long as senior securities representing indebtedness are outstanding, holders of shares of common stock will not be entitled to receive any distributions from us unless we have paid all accrued interest on such senior indebtedness, and unless asset coverage (as defined in the 1940 Act) with respect to any outstanding senior indebtedness would be at least 300% after giving effect to such distributions. See “Leverage.”
     Liquidation Rights. Common stockholders are entitled to share ratably in the assets legally available for distribution to stockholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities, including any outstanding debt securities or other borrowings and any interest accrued thereon. These rights are subject to the preferential rights of any other class or series of our stock, including the preferred stock. The rights of common stockholders upon liquidation, dissolution or winding up are subordinated to the rights of holders of outstanding Tortoise Notes and Tortoise Preferred Shares.
     Voting Rights. Each outstanding share of common stock entitles the holder to one vote on all matters submitted to a vote of stockholders, including the election of directors. The presence of the holders of shares of common stock entitled to cast a majority of the votes entitled to be cast shall constitute a quorum at a meeting of stockholders. Our Charter provides that, except as otherwise provided in the Bylaws, directors shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. The Bylaws provide that directors are elected by a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of the outstanding shares of stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting provided that holders of preferred stock have the right to elect two directors at all times. Pursuant to our Charter and Bylaws, the Board of Directors may amend the Bylaws to alter the vote required to elect directors.
     Under the rules of the NYSE applicable to listed companies, we normally will be required to hold an annual meeting of stockholders in each fiscal year. If we are converted to an open-end company or if for any other reason the shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of stockholders), we may amend our Bylaws so that we are not otherwise required to hold annual meetings of stockholders.
     Issuance of Additional Shares. The provisions of the 1940 Act generally require that the public offering price of common stock of a closed-end investment company (less underwriting commissions and discounts) must equal or exceed the NAV of such company’s common stock (calculated within 48 hours of pricing), unless such sale is made with the consent of a majority of the company’s outstanding common stockholders. We are seeking approval at our Annual Meeting of Stockholders to be held on May 22, 2009, for the authority to sell shares of our common stock for less than NAV, subject to the conditions listed below. The number of shares that we may sell below NAV in one or more public or private offerings may not exceed twenty-five percent (25%) of our then outstanding common stock. We believe that having the ability to issue and sell shares of common stock below NAV benefits all stockholders in that it allows us to quickly raise cash and capitalize on attractive investment opportunities while remaining fully invested at all times. When considering an offering of common stock, we calculate our NAV on a more frequent basis, generally daily, to the extent necessary to comply with the provisions of the 1940 Act. We expect to sell shares of common stock below NAV only when we have identified attractive near-term investment opportunities. If stockholders approve the proposal at our Annual Meeting, the Company will only issue shares of its common stock, including common stock issued in a rights offering, at a price below NAV pursuant to this stockholder proposal if the following conditions are met:
•	a majority of the Company’s directors who have no financial interest in the transaction and a majority of the Company’s independent directors have determined that any such sale would be in the best interests of the Company and its stockholders;

•	a majority of the Company’s directors who have no financial interest in the transaction and a majority of the Company’s independent directors, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the Company of firm commitments to purchase such common stock or immediately prior to the issuance of such common stock, that the price at which such shares of common stock are to be sold is not less than a price which closely approximates the market value of those shares of common stock, less any distributing commission or discount;

•	if the net proceeds of any such sale are to be used to make investments, a majority of the Company’s directors who have no financial interest in the transaction and a majority of the Company’s independent directors, have made a determination, based on information and a recommendation from the Adviser, that they reasonably expect that the investment(s) to be made will lead to a long-term increase in distribution growth; and

•	the price per common share in any such sale, after deducting offering expenses and commissions, reflects a discount to NAV, as determined at any time within two business days prior to the pricing of the common stock to be sold, of no more than 10%.
     The table below sets forth the pro forma maximum dilutive effect on our NAV if we were to have issued shares below our NAV as of November 30, 2008. The table assumes that we issue 4,367,668 shares, which represents twenty-five percent (25%) of our common stock as of November 30, 2008, at a net sale price to us after deducting all expenses of issuance, including underwriting discounts and commissions, equal to $11.57, which is 90% of the NAV of our common shares as of November 30, 2008.
Pro Forma Maximum Impact of Below NAV Issuances of Common Shares

Common shares currently outstanding	17,470,673
Common shares that currently may be issued below NAV	4,367,668
Total common shares outstanding if all permissible shares are issued below NAV	21,838,341
Net asset value per share as of November 30, 2008	$12.85
Aggregate net asset value of all currently outstanding common shares based on NAV as of November 30, 2008	$224,483,149
Aggregate net proceeds to the Company (assuming the Company sold all permissible shares and received net proceeds equal to $11.57 per share (90% of the NAV as of November 30, 2008))	$50,533,919
Expected aggregate net asset value of the Company after issuance	$275,017,068
NAV per share after issuance	$12.59
Percentage dilution to pre-issuance NAV	-2.02%
     In addition to the conditions in our proxy statement, although we believe it is unlikely to occur under the current proxy conditions, we are required pursuant to interpretations of the staff of the Commission to amend our shelf registration statement before commencing a below NAV offering if the cumulative dilution from the current offering as calculated in the table above, together with previous below NAV offerings under this amendment, exceeds 15%. We also must amend our registration statement before commencing an offering of shares pursuant to the issuance of rights to subscribe for shares below net asset value to existing shareholders.
     Because our Adviser’s management fee is based upon our average monthly Managed Assets (excluding any net deferred tax assets), our Adviser’s interest in recommending the issuance and sale of common stock, including common stock issued below NAV, will conflict with our interests and those of our stockholders.
     Market. Our common stock trades on the NYSE under the ticker symbol “TYY.” Common stock issued pursuant to this prospectus and related prospectus supplement is expected to trade on the NYSE.
     Transfer Agent, Dividend Paying Agent and Automatic Dividend Reinvestment Plan Agent. Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rhode Island 02940, serves as the transfer agent and agent for the Automatic Dividend Reinvestment Plan for our common stock and the dividend paying agent for our common stock.
Preferred Stock
     General. Our Charter authorizes the issuance of up to 10,000,000 shares of preferred stock, with preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions or redemption as determined by the Board of Directors, of which 2,800 shares are classified and designated as Series I Tortoise Preferred Shares, liquidation preference $25,000 per share, and 1,600 shares are classified and designated as Series II Tortoise Preferred Shares, liquidation preference $25,000 per share.
     Our Board of Directors may, without any action by our stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue under our Charter and under the 1940 Act. Additionally, our Charter authorizes the Board of Directors, without any action by the stockholders, to classify and reclassify any unissued preferred stock into other classes or series of stock from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series.
     Preferred stock (including outstanding Tortoise Preferred Shares) ranks junior to our debt securities (including Tortoise Notes), and senior to all common stock. Under the 1940 Act, we may only issue one class of senior equity securities, which in the aggregate may represent no more than 50% of our total assets. So long as any Tortoise Preferred Shares are outstanding, additional issuances of preferred stock must be considered to be of the same class as any Tortoise Preferred Shares under the 1940 Act and interpretations thereunder and must rank on a parity with the any Tortoise Preferred Shares with respect to the payment of distributions and upon the distribution of our assets. The details on how to buy and sell preferred stock, along with other terms of such preferred stock, will be described in a related prospectus supplement and will include the following:
•	the form and title of the security;

•	the aggregate liquidation preference of preferred stock;

•	the dividend rate of the preferred stock;

•	any optional or mandatory redemption provisions;

•	any changes in paying agents or security registrar; and

•	any other terms of the preferred stock.
     Distributions. Holders of preferred stock will be entitled to receive cash distributions, when, as and if authorized by the Board of Directors and declared by us, out of funds legally available therefor. The prospectus supplement for preferred stock will describe the distributions payment provisions for those shares. Distributions so declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distribution declared and payable on the common stock. Because of our emphasis on investments in MLPs and their affiliates, which are expected to generate cash in excess of the taxable income allocated to holders, it is possible that distributions payable on preferred stock could exceed our current and accumulated earnings and profits, which would be treated for federal income tax purposes as a tax-free return of capital to the extent of the basis of the shares on which the distribution is paid and thereafter as gain from the sale or exchange of the preferred stock.
     Limitations on Distributions. So long as we have senior securities representing indebtedness (including Tortoise Notes) outstanding, holders of preferred stock will not be entitled to receive any distributions from us unless asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 300% after giving effect to such distributions. See “Leverage.”
     Liquidation Rights. In the event of any voluntary or our involuntary liquidation, dissolution or winding up, the holders of preferred stock would be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per share plus accumulated and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred stock will not be entitled to any further participation in any distribution of our assets. Preferred stock ranks junior to our debt securities upon liquidation, dissolution or winding up.
     Voting Rights. Except as otherwise indicated in our Charter or Bylaws, or as otherwise required by applicable law, holders of preferred stock have one vote per share and vote together with holders of common stock as a single class.
     The 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two directors at all times. The remaining directors will be elected by holders of common stock and preferred stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding (including Tortoise Notes), the holders of any shares of preferred stock have the right to elect a majority of the directors at any time two years’ accumulated dividends on any preferred stock are unpaid. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of shares of any outstanding preferred stock, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred stock, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in our subclassification as a closed-end investment company or changes in our fundamental investment restrictions. See “Certain Provisions in Our Charter and Bylaws.” As a result of these voting rights, our ability to take any such actions may be impeded to the extent that any shares of our preferred stock are outstanding.
     The affirmative vote of the holders of a majority of the outstanding preferred stock, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred stock so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.
     We will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any preferred stock, so long as we are current in the payment of dividends on the preferred stock and on any other of our shares ranking on a parity with the preferred stock with respect to the payment of dividends or upon liquidation.
     Market. The details on how to buy and sell preferred stock, along with other terms of such preferred stock, will be described in a related prospectus supplement. We cannot assure you that any secondary market will exist or that if a secondary market does exist, whether it will provide holders with liquidity.
     Book-Entry, Delivery and Form. Unless otherwise indicated in the related prospectus supplement, preferred stock will be issued in book-entry form and will be represented by one or more share certificates in registered global form. The global certificates will be held by The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., as nominee of DTC. DTC will maintain the certificates in specified denominations per share through its book-entry facilities.
     We may treat the persons in whose names any global certificates are registered as the owners thereof for the purpose of receiving payments and for any and all other purposes whatsoever. Therefore, so long as DTC or its nominee is the registered owner of the global certificates, DTC or such nominee will be considered the sole holder of outstanding preferred stock.
     A global certificate may not be transferred except as a whole by DTC, its successors or their respective nominees, subject to the provisions restricting transfers of shares contained in the related articles supplementary.
     Transfer Agent, Registrar, Dividend Paying Agent and Redemption Agent. Unless otherwise stated in a prospectus supplement, The Bank of New York, 101 Barclay Street, New York, New York, serves as the transfer agent, registrar, dividend paying agent and redemption agent with respect to our preferred stock.
Debt Securities
     General. Under Maryland law and our Charter, we may borrow money, without prior approval of holders of common and preferred stock to the extent permitted by our investment restrictions and the 1940 Act. We may issue debt securities, including additional Tortoise Notes, or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings, including without limitation the Tortoise Notes, will rank senior to the preferred stock and the common stock.
     Under the 1940 Act, we may only issue one class of senior securities representing indebtedness, which in the aggregate, may represent no more than 33.33% of our total assets. So long as any Tortoise Notes are outstanding, additional debt securities must rank on a parity with Tortoise Notes with respect to the payment of interest and upon the distribution of our assets. The details on how to buy and sell debt securities, along with other terms of such debt securities, will be described in a related prospectus supplement and will include the following:
•	the form and title of the security;

•	the aggregate principal amount of the securities;

•	the interest rate of the securities;

•	the maturity dates on which the principal of the securities will be payable;

•	any changes to or additional events of default or covenants;

•	any optional or mandatory redemption provisions;

•	any changes in trustees, paying agents or security registrar; and

•	any other terms of the securities.
     Interest. The prospectus supplement will describe the interest payment provisions relating to those debt securities. Interest on debt securities shall be payable when due as described in the related prospectus supplement. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common stock and preferred stock.
     Limitations. Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness, we must have an asset coverage of at least 300%. Asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. Borrowings also may result in our being subject to covenants in credit agreements that may be more stringent than the restrictions imposed by the 1940 Act.
     Events of Default and Acceleration of Maturity of Debt Securities; Remedies. Unless stated otherwise in the related prospectus supplement, any one of the following events will constitute an “event of default” for that series under the indenture dated as of July 14, 2004 (the “Indenture”):
•	default in the payment of any interest upon a series of debt securities when it becomes due and payable and the continuance of such default for 30 days;

•	default in the payment of the principal of, or premium on, a series of debt securities at its stated maturity;

•	default in the performance, or breach, of any covenant or warranty of ours in the Indenture, and continuance of such default or breach for a period of 90 days after written notice has been given to us by the trustee;

•	certain voluntary or involuntary proceedings involving us and relating to bankruptcy, insolvency or other similar laws;

•	if, on the last business day of each of twenty-four consecutive calendar months, the debt securities have a 1940 Act asset coverage of less than 100%; or

•	any other “event of default” provided with respect to a series, including a default in the payment of any redemption price payable on the redemption date.
Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding debt securities or the trustee may declare the principal amount of that series of debt securities immediately due and payable upon written notice to us. A default that relates only to one series of debt securities does not affect any other series and the holders of such other series of debt securities are not entitled to receive notice of such a default under the Indenture. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity occurs automatically with respect to all series. At any time after a declaration of acceleration with respect to a series of debt securities has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding debt securities of that series, by written notice to us and the trustee, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that series of debt securities, other than the non-payment of the principal of that series of debt securities which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.
     Liquidation Rights. In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) any liquidation, dissolution or other winding up of us, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of ours, then (after any payments with respect to any secured creditor of ours outstanding at such time) and in any such event the holders of debt securities shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all debt securities (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of the debt securities, before the holders of any of our common or preferred stock are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such shares. The holders of debt securities shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of ours being subordinated to the payment of the debt securities, which may be payable or deliverable in respect of the debt securities in any such case, proceeding, dissolution, liquidation or other winding up event.

     Unsecured creditors of ours may include, without limitation, service providers including our Adviser, custodian, administrator, broker-dealers and the trustee, pursuant to the terms of various contracts with us. Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.
     A consolidation, reorganization or merger of us with or into any other company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of us.
     Voting Rights. Debt securities have no voting rights, except to the extent required by law or as otherwise provided in the Indenture relating to the acceleration of maturity upon the occurrence and continuance of an event of default. In connection with any other borrowings (if any), the 1940 Act does in certain circumstances grant to the lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.
     Market. The details on how to buy and sell debt securities, along with other terms of such debt securities, will be described in a related prospectus supplement. We cannot assure you that any secondary market will exist or if a secondary market does exist, whether it will provide holders with liquidity.
     Book-Entry, Delivery and Form. Unless otherwise stated in the related prospectus supplement, the debt securities will be issued in book-entry form and will be represented by one or more notes in registered global form. The global notes will be deposited with the trustee as custodian for DTC and registered in the name of Cede & Co., as nominee of DTC. DTC will maintain the notes in designated denominations through its book-entry facilities.
     Under the terms of the Indenture, we and the trustee may treat the persons in whose names any notes, including the global notes, are registered as the owners thereof for the purpose of receiving payments and for any and all other purposes whatsoever. Therefore, so long as DTC or its nominee is the registered owner of the global notes, DTC or such nominee will be considered the sole holder of outstanding notes under the Indenture. We or the trustee may give effect to any written certification, proxy or other authorization furnished by DTC or its nominee.
     A global note may not be transferred except as a whole by DTC, its successors or their respective nominees. Interests of beneficial owners in the global note may be transferred or exchanged for definitive securities in accordance with the rules and procedures of DTC. In addition, a global note may be exchangeable for notes in definitive form if:
•	DTC notifies us that it is unwilling or unable to continue as a depository and we do not appoint a successor within 60 days;

•	we, at our option, notify the trustee in writing that we elect to cause the issuance of notes in definitive form under the Indenture; or

•	an event of default has occurred and is continuing.
     In each instance, upon surrender by DTC or its nominee of the global note, notes in definitive form will be issued to each person that DTC or its nominee identifies as being the beneficial owner of the related notes.
     Under the Indenture, the holder of any global note may grant proxies and otherwise authorize any person, including its participants and persons who may hold interests through DTC participants, to take any action which a holder is entitled to take under the Indenture.
     Trustee, Transfer Agent, Registrar, Paying Agent and Redemption Agent. Unless otherwise stated in a prospectus supplement, The Bank of New York Trust Company, N.A., 2 N. LaSalle Street, Chicago, Illinois 60602, serves as the trustee under the Indenture and acts as transfer agent, registrar, paying agent and redemption agent with respect to our debt securities.

RATING AGENCY GUIDELINES
     The Rating Agencies, which assign ratings to our senior securities, impose asset coverage requirements, which may limit our ability to engage in certain types of transactions and may limit our ability to take certain actions without confirming that such action will not impair the ratings. The Tortoise Preferred Shares are currently rated “Aa2” by Moody’s. The Tortoise Notes are currently rated AAA by Fitch. Moody’s and Fitch, and any other agency that may rate our debt securities (including Tortoise Notes) or preferred stock (including Tortoise Preferred Shares) in the future, are collectively referred to as the “Rating Agencies.”
     We may, but are not required to, adopt any modification to the guidelines that may hereafter be established by any Rating Agency. Failure to adopt any modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any Rating Agency may, at any time, change or withdraw any rating. The Board may, without stockholder approval, modify, alter or repeal certain of the definitions and related provisions which have been adopted pursuant to each Rating Agency’s guidelines (“Rating Agency Guidelines”) only in the event we receive written confirmation from the Rating Agency or Agencies that any amendment, alteration or repeal would not impair the ratings then assigned to the senior securities.
     We are required to satisfy two separate asset maintenance requirements with respect to outstanding debt securities and with respect to outstanding preferred stock: (1) we must maintain assets in our portfolio that have a value, discounted in accordance with guidelines set forth by each Rating Agency, at least equal to the aggregate principal amount/aggregate liquidation preference of the debt securities/preferred stock, respectively, plus specified liabilities, payment obligations and other amounts (the “Basic Maintenance Amount”); and (2) we must satisfy the 1940 Act asset coverage requirements.
     Basic Maintenance Amounts. We must maintain, as of each valuation date on which senior securities are outstanding, eligible assets having an aggregate discounted value at least equal to 115% of the applicable basic maintenance amount (“Basic Maintenance Amount”), which is calculated separately for debt securities and preferred stock for each Rating Agency that is then rating the senior securities and so requires. If we fail to maintain eligible assets having an aggregated discounted value at least equal to the applicable Basic Maintenance Amount as of any valuation date and such failure is not cured, we will be required in certain circumstances to redeem certain of the senior securities.
     The applicable Basic Maintenance Amount is defined in the Rating Agency’s Guidelines. Each Rating Agency may amend the definition of the applicable Basic Maintenance Amount from time to time. The market value of our portfolio securities (used in calculating the discounted value of eligible assets) is calculated using readily available market quotations when appropriate, and in any event, consistent with our valuation procedures. For the purpose of calculating the applicable Basic Maintenance Amount, portfolio securities are valued in the same manner as we calculate our NAV. See “Determination of Net Asset Value.”
     Each Rating Agency’s discount factors, the criteria used to determine whether the assets held in our portfolio are eligible assets, and the guidelines for determining the discounted value of our portfolio holdings for purposes of determining compliance with the applicable Basic Maintenance Amount are based on Rating Agency Guidelines established in connection with rating the senior securities. The discount factor relating to any asset, the applicable basic maintenance amount requirement, the assets eligible for inclusion in the calculation of the discounted value of our portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the applicable Rating Agency, without our approval, or the approval of our Board of Directors or stockholders.
     A Rating Agency’s Guidelines will apply to the senior securities only so long as that Rating Agency is rating such securities. We will pay certain fees to Moody’s, Fitch and any other Rating Agency that may provide a rating for the senior securities. The ratings assigned to the senior securities are not recommendations to buy, sell or hold the senior securities. Such ratings may be subject to revision or withdrawal by the assigning Rating Agency at any time.
     1940 Act Asset Coverage. We are also required to maintain, with respect to senior securities, as of the last business day on any month in which any senior securities are outstanding, asset coverage of at least 300% for debt securities and 200% for preferred stock (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing shares of a closed-end investment company as a condition of declaring dividends on its common stock). If we fail to maintain the applicable 1940 Act asset coverage as of the last business day of any month and such failure is not cured as of the last business day of the following month (the “Asset Coverage Cure Date”), we will be required to redeem certain senior securities.
     Notices. Under the current Rating Agency Guidelines, in certain circumstances, we are required to deliver to any Rating Agency which is then rating the senior securities (1) a certificate with respect to the calculation of the applicable Basic Maintenance Amount;

(2) a certificate with respect to the calculation of the applicable 1940 Act asset coverage and the value of our portfolio holdings; and (3) a letter prepared by our independent accountants regarding the accuracy of such calculations.
     Notwithstanding anything herein to the contrary, the Rating Agency Guidelines, as they may be amended from time to time by each Rating Agency will be reflected in a written document and may be amended by each Rating Agency without the vote, consent or approval of us, the Board of Directors or any of our stockholders.
     A copy of the current Rating Agency Guidelines will be provided to any holder of senior securities promptly upon request made by such holder by writing to us at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.
CERTAIN PROVISIONS IN OUR CHARTER AND BYLAWS
     The following description of certain provisions of our Charter and Bylaws is only a summary. For a complete description, please refer to our Charter and Bylaws, which have been filed as exhibits to our registration statement on Form N-2, of which this prospectus forms a part.
     Our Charter and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of us, causing us to engage in certain transactions or modifying our structure. Further, these provisions can have the effect of depriving stockholders of the opportunity to sell their shares at a premium over prevailing market prices by discouraging third parties from seeking to obtain control of us. These provisions, all of which are summarized below, may be regarded as “anti-takeover” provisions.
Classification of the Board of Directors; Election of Directors
     Our Charter provides that the number of directors may be established only by the Board of Directors pursuant to the Bylaws, but may not be less than one. The Bylaws provide that the number of directors may not be greater than nine. Subject to any applicable limitations of the 1940 Act, any vacancy may be filled, at any regular meeting or at any special meeting called for that purpose, only by a majority of the remaining directors, even if those remaining directors do not constitute a quorum. Pursuant to our Charter, the Board of Directors is divided into three classes: Class I, Class II and Class III. Upon the expiration of their current terms, which expire in 2009, 2010 and 2011, respectively, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualified. Each year only one class of directors will be elected by the stockholders. The classification of the Board of Directors should help to assure the continuity and stability of our strategies and policies as determined by the Board of Directors.
     The classified Board provision could have the effect of making the replacement of incumbent directors more time-consuming and difficult. At least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of the Board of Directors. Thus, the classified Board provision could increase the likelihood that incumbent directors will retain their positions. The staggered terms of directors may delay, defer or prevent a change in control of the Board, even though a change in control might be in the best interests of the stockholders.
Removal of Directors
     Our Charter provides that, subject to the rights of holders of one or more classes of preferred stock, a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors. This provision, when coupled with the provision in the Bylaws authorizing only the Board of Directors to fill vacant directorships, precludes stockholders from removing incumbent directors, except for cause and by a substantial affirmative vote, and filling the vacancies created by the removal with nominees of stockholders.
Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws
          Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless declared advisable by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for stockholder approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that certain Charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to the approval by our Board of Directors otherwise required), such amendment or proposal may be approved by stockholders entitled to cast a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our Charter as the directors named in our Charter as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors.
     Our Charter and Bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our Bylaws.
Advance Notice of Director Nominations and New Business
     The Bylaws provide that, with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to notice of the meeting, (2) by or at the direction of the Board of Directors, or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in the Company’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the Board of Directors, or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.
SELLING STOCKHOLDERS
     An unspecified number of shares of our common stock may be offered and sold for resale from time to time under this prospectus by certain of our stockholders; provided, however, that no stockholder will be authorized to use this prospectus for an offering of our common stock without first obtaining our consent. We may consent to the use of this prospectus by certain of our stockholders for a limited period of time and subject to certain limitations and conditions depending on the terms of any agreements between us and such stockholders. The identity of any selling stockholder, including any material relationship between us and our affiliates and such selling stockholder, the percentage of our common stock owned by such selling stockholder prior to the offering, the number of shares of our common stock to be offered by such selling stockholder, the percentage of our common stock to be owned (if greater than one percent) by such selling stockholder following the offering, and the price and terms upon which our shares of common stock are to be sold by such selling stockholder will be set forth in a prospectus supplement to this prospectus. We will not receive any of the proceeds from the common stock sold by any selling stockholder.
PLAN OF DISTRIBUTION
We may sell our common stock, preferred stock or debt securities, and certain of our stockholders may sell our common stock, on an immediate, continuous or delayed basis, in one or more offerings under this prospectus and any related prospectus supplement. The aggregate amount of securities that may be offered by us and any selling stockholders is limited to $300,000,000. We may offer our common stock, preferred stock and debt securities: (1) directly to one or more purchasers, including existing stockholders in a rights offering; (2) through agents; (3) through underwriters; (4) through dealers; or (5) pursuant to our Dividend Reinvestment Plan. Any selling stockholders may offer our common stock: (1) directly to one or more purchasers; (2) through agents; (3) through underwriters; or (4) through dealers. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Each prospectus supplement relating to an offering of securities will state the terms of the offering, including as applicable:
•	the names of any agents, underwriters or dealers;

•	any sales loads or other items constituting underwriters’ compensation;

•	any discounts, commissions, or fees allowed or paid to dealers or agents;

•	the public offering or purchase price of the offered securities and the net proceeds we will receive from the sale; provided, however that we will not receive any of the proceeds from a sale of our common stock by any selling stockholder; and

•	any securities exchange on which the offered securities may be listed.
Direct Sales
     We may sell our common stock, preferred stock and debt securities, or certain of our stockholders may sell our common stock, directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the 1933 Act for any resales of the securities. In this case, no underwriters or agents would be involved. We or any selling stockholder may use electronic media, including the Internet, to sell offered securities directly. The terms of any of those sales will be described in a prospectus supplement.
By Agents
     We may offer our common stock, preferred stock and debt securities, or certain of our stockholders may sell our common stock, through agents that we or they designate. Any agent involved in the offer and sale will be named and any commissions payable by us or any selling stockholder will be described in the prospectus supplement. Unless otherwise indicated in the prospectus supplement, the agents will be acting on a best efforts basis for the period of their appointment.
By Underwriters
     We may offer and sell securities, or certain of our stockholders may offer our common stock, from time to time to one or more underwriters who would purchase the securities as principal for resale to the public, either on a firm commitment or best efforts basis. If we sell securities or a selling stockholder offers our common stock to underwriters, we and such selling stockholder will execute an underwriting agreement with them at the time of the sale and will name them in the prospectus supplement. In connection with these sales, the underwriters may be deemed to have received compensation from us or such selling stockholder in the form of underwriting discounts and commissions. The underwriters also may receive commissions from purchasers of securities for whom they may act as agent. Unless otherwise stated in the prospectus supplement, the underwriters will not be obligated to purchase the securities unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the securities, they will be required to purchase all of the offered securities. The underwriters may sell the offered securities to or through dealers, and those dealers may receive discounts, concessions or commissions from the underwriters as well as from the purchasers for whom they may act as agent. Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.
     If a prospectus supplement so indicates, we may grant the underwriters an option to purchase additional shares of common stock at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the prospectus supplement, to cover any overallotments.
By Dealers
     We, or certain of our stockholders may offer our common stock, may offer and sell securities, or certain of our stockholders may offer our common stock, from time to time to one or more dealers who would purchase the securities as principal. The dealers then may resell the offered securities to the public at fixed or varying prices to be determined by those dealers at the time of resale. The names of the dealers and the terms of the transaction will be set forth in the prospectus supplement.
General Information
     Agents, underwriters, or dealers participating in an offering of securities may be deemed to be underwriters, and any discounts and commission received by them and any profit realized by them on resale of the offered securities for whom they act as agent, may be deemed to be underwriting discounts and commissions under the 1933 Act.
     We may offer to sell securities either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices, or at negotiated prices.
     Ordinarily, each series of offered securities will be a new issue of securities, and other than our common stock, will have no established trading market.
     To facilitate an offering of common stock in an underwritten transaction and in accordance with industry practice, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the common stock or any other security. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.
•	An overallotment in connection with an offering creates a short position in the common stock for the underwriter’s own account.

•	An underwriter may place a stabilizing bid to purchase the common stock for the purpose of pegging, fixing, or maintaining the price of the common stock.

•	Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the common stock by bidding for, and purchasing, the common stock or any other securities in the open market in order to reduce a short position created in connection with the offering.

•	The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when the common stock originally sold by the syndicate member is purchased in syndicate covering transactions or otherwise.
     Any of these activities may stabilize or maintain the market price of the securities above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.
     Any underwriters to whom the offered securities are sold for offering and sale may make a market in the offered securities, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice. The offered securities may or may not be listed on a securities exchange. We cannot assure you that there will be a liquid trading market for the offered securities.
     Under agreements entered into with us, underwriters and agents and related persons (or their affiliates) may be entitled to indemnification by us against certain civil liabilities, including liabilities under the 1933 Act, or to contribution for payments the underwriters or agents may be required to make.
     The underwriters, agents, and their affiliates may engage in financial or other business transactions with us and our subsidiaries in the ordinary course of business.
     The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority (“FINRA”) or independent broker-dealer will not be greater than eight percent of the initial gross proceeds from the sale of any security being sold. In connection with any rights offering to our common stockholders, we may also enter into a standby underwriting arrangement with one or more underwriters pursuant to which the underwriter(s) will purchase our common stock remaining unsubscribed for after the rights offering.
     The aggregate offering price specified on the cover of this prospectus relates to the offering of the securities not yet issued as of the date of this prospectus.
     To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.
     A prospectus and accompanying prospectus supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders. Such allocations of securities for internet distributions will be made on the same basis as other allocations. In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.
Automatic Dividend Reinvestment Plan
     We may issue and sell shares of common stock pursuant to our Automatic Dividend Reinvestment Plan.
ADMINISTRATOR AND CUSTODIAN
     U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as our administrator. We pay the administrator a monthly fee computed at an annual rate of 0.04% of the first $1 billion of our Managed Assets, 0.03% on the next $1 billion of our Managed Assets and 0.02% on the balance of our Managed Assets.
     U.S. Bank, NA, 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as our custodian. We pay the custodian a monthly fee computed at an annual rate of 0.015% on the first $100 million of the Company’s portfolio assets and 0.010% on the balance of the Company’s portfolio assets, subject to a minimum annual fee of $4,800.

LEGAL MATTERS
     Certain legal matters in connection with the securities offered hereby will be passed upon for us by Husch Blackwell Sanders LLP (“HBS”), Kansas City, Missouri. HBS may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland. If certain legal matters in connection with an offering of securities are passed upon by counsel for the underwriters of such offering, such counsel to the underwriters will be named as named in a prospectus supplement.
AVAILABLE INFORMATION
     We are subject to the informational requirements of the Exchange Act and the 1940 Act and are required to file reports, including annual and semi-annual reports, proxy statements and other information with the SEC. We voluntarily file quarterly shareholder reports. Our most recent annual shareholder report filed with the SEC is for our fiscal year ended November 30, 2008, and our most recent quarterly shareholder report filed with the SEC is for the period from December 1, 2008 through February 28, 2009. These documents are available on the SEC’s EDGAR system and can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additional information about the operation of the public reference room facilities may be obtained by calling the SEC at (202) 551-5850.
     This prospectus does not contain all of the information in our registration statement, including amendments, exhibits, and schedules. Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.
     Additional information about us can be found in our Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains our Registration Statement, other documents incorporated by reference, and other information we have filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

TABLE OF CONTENTS
OF THE STATEMENT OF ADDITIONAL INFORMATION

Investment Limitations	S-1
Investment Objective and Policies	S-3
Management of the Company	S-12
Portfolio Transactions	S-22
Net Asset Value	S-23
Certain Federal Income Tax Matters	S-24
Proxy Voting Policies	S-30
Independent Registered Public Accounting Firm	S-31
Custodian	S-30
Internal Accountant	S-31
Additional Information	S-31
Financial Statements	S-31
Appendix A — Rating of Investments	A-1

$

Tortoise Energy Capital Corporation

     Mandatory Redeemable Preferred Shares

Liquidation Preference $10.00 per share

Mandatory Redeemable          , 2016

PROSPECTUS SUPPLEMENT

Joint Book-Running Managers

Sole Structuring Coordinator

Wells Fargo Securities	BofA Merrill Lynch
Co-Managers

RBC Capital Markets	Stifel Nicolaus

          , 2009

TORTOISE ENERGY CAPITAL CORPORATION
STATEMENT OF ADDITIONAL INFORMATION
     Tortoise Energy Capital Corporation, a Maryland corporation (the “Company,” “we,” “us,” or “our”), is a non-diversified, closed-end management investment company that commenced operations in May 2005.
     This statement of additional information relates to the offering, on an immediate, continuous or delayed basis, of up to $300,000,000 aggregate initial offering price of our common stock, preferred stock and debt securities in one or more offerings. This statement of additional information does not constitute a prospectus, but should be read in conjunction with our prospectus relating thereto dated May 1, 2009 and any related prospectus supplement. This statement of additional information does not include all information that a prospective investor should consider before purchasing any of our securities. You should obtain and read our prospectus and any related prospectus supplement prior to purchasing any of our securities. A copy of our prospectus and any related prospectus supplement may be obtained without charge from us by calling 1-866-362-9331. You also may obtain a copy of our prospectus and any related prospectus supplement on the SEC’s web site (http://www.sec.gov). Capitalized terms used but not defined in this statement of additional information have the meanings ascribed to them in the prospectus and any related prospectus supplement.
This statement of additional information is dated May 1, 2009.

i

INVESTMENT LIMITATIONS
     This section supplements the disclosure in the prospectus and provides additional information on our investment limitations. Investment limitations identified as fundamental may only be changed with the approval of the holders of a majority of our outstanding voting securities (which for this purpose and under the Investment Company Act of 1940, as amended (the “1940 Act”) means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are represented or (2) more than 50% of the outstanding voting shares).
     Investment limitations stated as a maximum percentage of our assets are only applied immediately after, and because of, an investment or a transaction by us to which the limitation is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with our investment limitations. All limitations that are based on a percentage of total assets include assets obtained through leverage.
Fundamental Investment Limitations
     The following are our fundamental investment limitations set forth in their entirety. We may not:
(1)	issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

(2)	borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

(3)	make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

(4)	concentrate (invest 25% or more of total assets) our investments in any particular industry, except that we will concentrate our assets in the group of industries constituting the energy sector;

(5)	underwrite securities issued by others, except to the extent that we may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in the disposition of restricted securities held in our portfolio;

(6)	purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that we may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

(7)	purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that we may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.
     All other investment policies are considered nonfundamental and may be changed by the Board of Directors of the Company (the “Board of Directors” or the “Board”) without prior approval of our outstanding voting securities.
Nonfundamental Investment Policies
     We have adopted the following nonfundamental policies:
(1)	Under normal circumstances, we will invest at least 80% of our net assets, plus any borrowings for investment purposes, in equity securities of entities in the energy sector.

(2)	We will also invest at least 80% of our total assets in equity securities of master limited partnerships (“MLPs”) and their affiliates in the energy infrastructure sector.

(3)	We may invest up to 50% of our total assets in restricted securities, all of which may be illiquid securities. The restricted securities that we may purchase include MLP convertible subordinated units, MLP common units and securities of publicly traded and privately held companies (i.e., non-MLPs).

(4)	We may invest up to 20% of our total assets in debt securities, including certain securities rated below investment grade (commonly referred to as “junk bonds”). Below investment grade debt securities will be rated at least B3 by Moody’s Investors Service, Inc. (“Moody’s”) and at least B- by Standard & Poor’s Ratings Group (“S&P’s”) at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by Tortoise Capital Advisors, L.L.C., a Delaware limited liability company (the “Adviser”).

(5)	We will not invest more than 15% of our total assets in any single issuer.

(6)	We will not engage in short sales.
     For purposes of nonfundamental restrictions (3)-(5), during the periods in which we anticipate receiving proceeds from an offering of securities pursuant to this registration statement, we include the amount of the anticipated proceeds in our calculation of total assets. Accordingly, holdings in the specified securities may temporarily exceed the amounts shown.
     Currently under the 1940 Act, we are not permitted to incur indebtedness unless immediately after such borrowing we have asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of our total assets including the amount borrowed, less all liabilities and indebtedness not represented by senior securities). Additionally, currently under the 1940 Act, we may not declare any dividend or other distribution upon our common or preferred stock, or purchase any such stock, unless our aggregate indebtedness has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Currently under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance we have asset coverage of at least 200% of the total of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred stock (i.e., the aggregate principal amount of such indebtedness and liquidation value may not exceed 50% of the value of our total assets, including the proceeds of such issuance, less liabilities and indebtedness not represented by senior securities). In addition, currently under the 1940 Act, we are not permitted to declare any cash dividend or other distribution on our common stock or purchase any such common stock unless, at the time of such declaration or purchase, we would satisfy this 200% asset coverage requirement test after deducting the amount of such dividend, distribution or share price.
     Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Both transactions involving indebtedness and any preferred stock issued by us would be considered senior securities under the 1940 Act, and as such, are subject to the asset coverage requirements discussed above.
     Currently under the 1940 Act, we are not permitted to lend money or property to any person, directly or indirectly, if such person controls or is under common control with us, except for a loan from us to a company which owns all of our outstanding securities. Currently, under interpretative positions of the staff of the SEC, we may not have on loan at any given time securities representing more than one-third of our total assets.
     We interpret our policies with respect to borrowing and lending to permit such activities as may be lawful, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.
     We interpret our policy with respect to concentration to include energy infrastructure companies, as defined in the prospectus and below. See “Investment Objective and Principal Investment Strategies.”
     Under the 1940 Act, we may, but do not intend to, invest up to 10% of our total assets in the aggregate in shares of other investment companies and up to 5% of our total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, we will bear our ratable share of that investment company’s expenses, and would remain subject to payment of our advisory fees and other expenses with respect to assets so invested. Holders of common stock would therefore be subject to duplicative expenses to the extent we invest in other investment companies. In addition, the securities of other investment companies also may be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. A material decline in net asset value may impair our ability to maintain asset coverage on preferred stock and debt securities, including any interest and principal for debt securities.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
     The prospectus presents our investment objective and principal investment strategies and risks. This section supplements the disclosure in our prospectus and provides additional information on our investment policies, strategies and risks. Restrictions or policies stated as a maximum percentage of our assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with our restrictions and policies.
     Our investment objective is to seek a high level of total return with an emphasis on current distributions to stockholders. For purposes of our investment objective, total return includes capital appreciation of, and all distributions received from, securities in which we invest regardless of the tax character of the distribution. There is no assurance that we will achieve our objective. Our investment objective and the investment policies discussed below are nonfundamental. The Board of Directors may change an investment objective, or any policy or limitation that is not fundamental, without a stockholder vote. Shareholders will receive at least 60 days’ prior written notice of any change to the nonfundamental investment policy of investing at least 80% of net assets, plus any borrowings for investment purposes, in equity securities of entities in the energy sector. Unlike most other investment companies, we are not treated as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Therefore, we are taxed as a regular “C” corporation and are subject to federal and applicable state corporate income taxes.
     Under normal circumstances, we will invest at least 80% of our total assets (including assets to be obtained through anticipated leverage) in equity securities of MLPs and their affiliates in the energy infrastructure sector. MLP equity securities (known as “units”) currently consist of common units and convertible subordinated units. We also may invest in other securities, consistent with its investment objective and fundamental and nonfundamental policies.
     The following pages contain more detailed information about the types of issuers and instruments in which we may invest, strategies our Adviser may employ in pursuit of investment objective and a discussion of related risks. Our Adviser may not buy these instruments or use these techniques unless it believes that doing so will help us achieve our objective.
Master Limited Partnerships
     Under normal circumstances, we will invest at least 80% of our total assets (including assets obtained through leverage) in equity securities of MLPs and their affiliates in the energy infrastructure sector. An MLP is an entity that is generally taxed as a partnership for federal income tax purposes and that derives each year at least 90% of its gross income from “Qualifying Income”. Qualifying Income for MLPs includes interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from commodities or commodity futures, and income and gain from mineral or natural resources activities that generate Qualifying Income. MLP interests (known as units) are traded on securities exchanges or over-the-counter. An MLP’s organization as a partnership and compliance with the Qualifying Income rules generally eliminates federal tax at the entity level.
     An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in an MLP, the investor becomes a limited partner.
     MLPs are formed in several ways. A nontraded partnership may decide to go public. Several nontraded partnerships may roll up into a single MLP. A corporation may spin-off a group of assets or part of its business into an MLP of which it is the general partner, to realize the assets’ full value on the marketplace by selling the assets and using the cash proceeds received from the MLP to address debt obligations or to invest in higher growth opportunities, while retaining control of the MLP. A corporation may fully convert to an MLP, although since 1986 the tax consequences have made this an unappealing option for most corporations. Unlike the ways described above, it is also possible for a newly formed entity to commence operations as an MLP from its inception.
     The sponsor or general partner of an MLP, other energy companies, and utilities may sell assets to MLPs in order to generate cash to fund expansion projects or repay debt. The MLP structure essentially transfers cash flows generated from these acquired assets directly to MLP limited partner unit holders.
     In the case of an MLP buying assets from its sponsor or general partner the transaction is intended to be based upon comparable terms in the acquisition market for similar assets. To help insure that appropriate protections are in place, the board of the MLP generally creates an independent committee to review and approve the terms of the transaction. The committee often obtains a fairness opinion and can retain counsel or other experts to assist its evaluation. Since both parties normally have a significant equity stake in the MLP, both parties are aligned to see that the transaction is accretive and fair to the MLP.
     MLPs tend to pay relatively higher distributions than other types of companies and we intend to use these MLP distributions in an effort to meet our investment objective.
     As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. Although the percentages vary among MLPs, the general partner’s marginal interest in distributions generally increases from 2% to 15% at the first designated distribution target level moving up to 25% and ultimately 50% as pre-established distribution per unit thresholds are met. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.
     Because the MLP itself generally does not pay federal income tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash payment or other distributions from the MLP. An MLP typically makes quarterly cash distributions. Although they resemble corporate dividends, MLP distributions are treated differently for tax purposes. The MLP distribution is treated as a return of capital to the extent of the investor’s basis in his MLP interest and, to the extent the distribution exceeds the investor’s basis in the MLP, generally as capital gain. The investor’s original basis is the price paid for the units. The basis is adjusted downwards with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of taxable income and gain.
     The partner will not incur federal income tax on distributions until: (1) he sells his MLP units and pays tax on his gain, which gain is increased due to the basis decrease due to prior distributions; or (2) his basis reaches zero. When the units are sold, the difference between the sales price and the investor’s adjusted basis is gain or loss for federal income tax purposes.
     The business of MLPs is affected by supply and demand for energy commodities because most MLPs derive revenue and income based upon the volume of the underlying commodity produced, transported, processed, distributed, and/or marketed. Specifically, processing and coal MLPs may be directly affected by energy commodity prices. Propane MLPs own the underlying energy commodity, and therefore have direct exposure to energy commodity prices, although our Adviser intends to seek high quality MLPs that are able to mitigate or manage direct margin exposure to commodity prices. Pipeline MLPs have indirect commodity exposure to oil and gas price volatility because although they do not own the underlying energy commodity, the general level of commodity prices may affect the volume of the commodity the MLP delivers to its customers and the cost of providing services such as distributing natural gas liquids. The MLP industry in general could be hurt by market perception that MLP’s performance and valuation are directly tied to commodity prices.
     MLPs in the energy sector in which we will invest can generally be classified into the following categories:
     Pipeline MLPs. Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Pipeline MLPs derive revenue from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, most pipeline MLPs have limited direct commodity price exposure because they do not own the product being shipped.
     Processing MLPs. Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids (“NGLs”). Processing MLPs derive revenue from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.
     Propane MLPs. Propane MLPs are distributors of propane to homeowners for space and water heating. Propane MLPs derive revenue from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70% of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.
     Coal MLPs. Coal MLPs own, lease and manage coal reserves. Coal MLPs derive revenue from production and sale of coal, or from royalty payments related to leases to coal producers. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand. Coal MLPs are subject to operating and production risks, such as: the MLP or a lessee meeting necessary production volumes; federal, state and local laws and regulations which may limit the ability to produce coal; the MLP’s ability to manage production costs and pay mining reclamation costs; and the effect on demand that the Environmental Protection Agency’s standards set in the 1990 Clean Air Act or other laws, regulations or trends have on coal-end users.
     Marine Shipping MLPs. Marine shipping MLPs are primarily marine transporters of natural gas, crude oil or refined petroleum products. Marine shipping MLPs derive revenue from charging customers for the transportation of these products utilizing the MLPs’ vessels. Transportation services are typically provided pursuant to a charter or contract, the terms of which vary depending on, for example, the length of use of a particular vessel, the amount of cargo transported, the number of voyages made, the parties operating a vessel or other factors.
     MLPs typically achieve distribution growth by internal and external means. MLPs achieve growth internally by experiencing higher commodity volume driven by the economy and population, and through the expansion of existing operations including increasing the use of underutilized capacity, pursuing projects that can leverage and gain synergies with existing infrastructure and pursuing so called “greenfield projects.” External growth is achieved by making accretive acquisitions.
     MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. These laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.
     MLPs operating interstate pipelines and storage facilities are subject to substantial regulation by the Federal Energy Regulatory Commission (“FERC”), which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquified natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.
     MLPs may be subject to liability relating to the release of substances into the environment, including liability under federal “SuperFund” and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of MLPs.
     MLPs are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, consumer sentiment with respect to global warming, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition that reduces the MLP’s market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain MLPs upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of MLPs to successfully integrate recent or future acquisitions; and the general level of the economy.
     For a further discussion and a general description of MLP federal income tax matters, see the section entitled “Certain Federal Income Tax Matters.”

Non-MLPs
     Although we emphasize investments in MLPs, we also may invest in companies that are not organized as MLPs. Non-MLP companies may include companies that operate energy assets but which are organized as corporations or limited liability companies rather than in partnership form. Generally, the partnership form is more suitable for companies that operate assets which generate more stable cash flows. Companies that operate “midstream” assets (e.g., transporting, processing, storing, distributing and marketing) tend to generate more stable cash flows than those that engage in exploration and development or delivery of products to the end consumer. Non-MLP companies also may include companies that provide services directly related to the generation of income from energy-related assets, such as oil drilling services, pipeline construction and maintenance, and compression services.
     The energy industry and particular energy infrastructure companies may be adversely affected by possible terrorist attacks, such as the attacks that occurred on September 11, 2001. It is possible that facilities of energy infrastructure companies, due to the critical nature of their energy businesses to the United States, could be direct targets of terrorist attacks or be indirectly affected by attacks on others. They may have to incur significant additional costs in the future to safeguard their assets. In addition, changes in the insurance markets after September 11, 2001 may make certain types in insurance more difficult to obtain or obtainable only at significant additional cost. To the extent terrorism results in a lower level economic activity, energy consumption could be adversely affected, which would reduce revenues and impede growth. Terrorist or war related disruption of the capital markets could also affect the ability of energy infrastructure companies to raise needed capital.
Our Investments
     The types of securities in which we may invest include, but are not limited to, the following:
     MLP Equity Securities. Consistent with our investment objective, we may invest up to 100% of our total assets in equity securities issued by MLPs and their affiliates in the energy infrastructure sector, including common units, convertible subordinated units, I-Shares and limited liability company (“LLC”) common units (each discussed below). We also may invest up to 20% of our total assets in equity securities of entities not in the energy infrastructure sector.
     The value of equity securities will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. Equity securities risk will affect our net asset value per share, which will fluctuate as the value of the securities held by us change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time. Other factors affect a particular stock’s prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.
     Investing in securities of smaller companies may involve greater risk than is associated with investing in more established companies. Smaller capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than larger more established companies.
     MLP Common Units. MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike stockholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution (“MQD”) prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP common unit holders have first rights to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter.
     Limited Liability Company Common Units. Some energy infrastructure companies in which we may invest have been organized as LLCs. Such LLCs are treated in the same manner as MLPs for federal income tax purposes. Consistent with its investment objective and policies, the Company may invest in common units or other securities of such LLCs. LLC common units represent an equity ownership interest in an LLC, entitling the holders to a share of the LLC’s success through distributions and/or capital appreciation. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. LLC common unit holders generally have first right to a MQD prior to distributions to subordinated unit holders and typically have arrearage rights if the MQD is not met. In the event of liquidation, LLC common unit holders have first right to the LLC’s remaining assets after bondholders, other debt holders and preferred unit holders, if any, have been paid in full. LLC common units trade on a national securities exchange or over-the-counter.
     In contrast to MLPs, LLCs have no general partner and there are generally no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights.
     MLP Convertible Subordinated Units. MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLPs, and institutional investors. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. We expect to purchase subordinated units in direct placements from such persons or other persons that may hold such units. MLP convertible subordinated units generally are not entitled to distributions until holders of common units have received specified MQD, plus any arrearages, and may receive less than common unitholders in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, MLP convertible subordinated units generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. Although the means by which convertible subordinated units convert into senior common units depend on a security’s specific terms, MLP convertible subordinated units typically are exchanged for common shares. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible subordinated unit is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights as do MLP common units.
     MLP I-Shares. I-Shares represent an indirect investment in MLP common units. I-Shares are equity securities issued by affiliates of MLPs, typically a limited liability company, that owns an interest in and manages the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP common units. Distributions to I-Share holders in the form of additional I-Shares are generally equal in amount to the I-Units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation, however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLP and are not subject to state filing obligations solely as a result of holding such I-Shares. Distributions of I-Shares generally do not generate unrelated business taxable income for federal income tax purposes and are qualifying income for mutual fund investors.
     Equity Securities of MLP Affiliates. We may also invest in equity securities of MLP affiliates, by purchasing securities of limited liability entities that own general partner interests of MLPs. General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as the entities from which we may purchase general partner interests. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights (“IDRs”), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by the MLP limited partner unitholders.
     Non-MLP Equity Securities. We also may invest in common and preferred stock, limited liability company interests, limited partner interests, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited liability companies or limited partnerships. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by us. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which we have exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which effect the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.
     Debt Securities. We may invest up to 20% of our total assets in debt securities, including certain securities rated below investment grade (“junk bonds”). Our debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. To the extent we invest in auction rate securities we will be subject to certain risks associated with participating in an auction, including the risk that an auction may fail and we may lose our investment. If a security satisfies our minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, we will not be required to dispose of such security. If a downgrade occurs, our Adviser will consider what action, including the sale of such security, is in the best interest of us and our stockholders.
     Below Investment Grade Debt Securities. We may invest up to 20% of our assets in below investment grade securities. The below investment grade debt securities in which we invest are rated from B3 to Ba1 by Moody’s, from B- to BB+ by S&P’s, are comparably rated by another nationally recognized rating agency or are unrated but determined by our Adviser to be of comparable quality.
     Investment in below investment grade securities involves substantial risk of loss. Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in us is subject to the following specific risks:
•	increased price sensitivity to changing interest rates and to a deteriorating economic environment;

•	greater risk of loss due to default or declining credit quality;

•	adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•	if a negative perception of the below investment grade debt market develops, the price and liquidity of below investment grade debt securities may be depressed. This negative perception could last for a significant period of time.
     Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade debt issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of below investment grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, down-turns in profitability in specific industries, such as the energy infrastructure industry, could adversely affect the ability of below investment grade debt issuers in that industry to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on our net asset value and the market value of its common stock. In addition, we may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, we may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, we would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.
     The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on our ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for below investment grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than those for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, we could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating our net asset value.
     Because investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which we may invest a portion of our assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.
     We will not invest in distressed, below investment grade securities (those that are in default or the issuers of which are in bankruptcy). If a debt security becomes distressed while held by us, we may be required to bear certain extraordinary expenses in order to protect and recover its investment if it is recoverable at all.
     See Appendix A to this statement of additional information for a description of Moody’s, Fitch Ratings (“Fitch”) and S&P.
     Commercial Paper. We may invest in commercial paper. Commercial paper is a debt obligation usually issued by corporations and may be unsecured or secured by letters of credit or a surety bond. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk.
     Asset-backed commercial paper is a debt obligation generally issued by a corporate-sponsored special purpose entity to which the corporation has contributed cash-flowing receivables like credit card receivables, auto and equipment leases, and other receivables. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper.
     U.S. Government Securities. We may invest in U.S. Government securities. There are two broad categories of U.S. Government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.
     Examples of direct obligations of the U.S. Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury Bills have original maturities of one year or less. Treasury Notes have original maturities of one to ten years and Treasury Bonds generally have original maturities of greater than ten years.
     Some agency securities are backed by the full faith and credit of the United States and others are backed only by the rights of the issuer to borrow from the U.S. Treasury, while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.
     Restricted, Illiquid and Thinly-Traded Securities. We may invest up to 50% of our total assets in restricted securities. Restricted securities are less liquid than securities traded in the open market, therefore, we may not be able to readily sell such securities. Investments currently considered by our Adviser to be illiquid because of such restrictions include subordinated convertible units and certain direct placements of common units. Such securities are unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. The sale price of securities that are not readily marketable may be lower or higher than the Company’s most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of our Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these securities, we may not be able to realize these securities’ true value, or may have to delay their sale in order to do so.
     Restricted securities generally can be sold in private transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. If the issuer of the restricted securities has an effective registration statement on file with the SEC covering the restricted securities, our Adviser has the ability to deem restricted securities as liquid. To enable us to sell our holdings of a restricted security not registered under the 1933 Act, we may have to cause those securities to be registered. When we must arrange registration because we wish to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we can sell it. We would bear the risks of any downward price fluctuation during that period.
     In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or were sold in transactions not requiring registration, such as Rule 144A transactions. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.
     Rule 144A under the 1933 Act establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that exist or may develop as a result of Rule 144A may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by us, however, could affect adversely the marketability of such portfolio securities and we might be unable to dispose of such securities promptly or at reasonable prices.
     We may also invest in securities that may not be restricted, but are thinly-traded. Although securities of certain MLPs trade on the New York Stock Exchange (“NYSE”), NYSE Alternext U.S. (formerly known as AMEX), the NASDAQ National Market or other securities exchanges or markets, such securities may have a lower trading volume less than those of larger companies due to their relatively smaller capitalizations. Such securities may be difficult to dispose of at a fair price during times when we believe it is desirable to do so. Thinly-traded securities are also more difficult to value and our Adviser’s judgment as to value will often be given greater weight than market quotations, if any exist. If market quotations are not available, thinly-traded securities will be valued in accordance with procedures established by the Board. Investment of capital in thinly-traded securities may restrict our ability to take advantage of market opportunities. The risks associated with thinly-traded securities may be particularly acute in situations in which our operations require cash and could result in us borrowing to meet our short term needs or incurring losses on the sale of thinly-traded securities.
     Investment Company Securities. We do not intend to invest in shares of other investment companies to achieve our investment objective.
     Repurchase Agreements. We may enter into “repurchase agreements” backed by U.S. Government securities. A repurchase agreement arises when we purchase a security and simultaneously agrees to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time we hold the security and that is not related to the coupon rate on the purchased security. Such agreements generally have maturities of not more than seven days and could be used to permit us to earn interest on assets awaiting long term investment. We require continuous maintenance by the custodian for our account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. Repurchase agreements maturing in more than seven days are considered illiquid securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, we could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while we seek to enforce our rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.
     Reverse Repurchase Agreements. We may enter into reverse repurchase agreements for temporary purposes with banks and securities dealers if the creditworthiness of the bank or securities dealer has been determined by our Adviser to be satisfactory. A reverse repurchase agreement is a repurchase agreement in which we are the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.
     At the time when we enter into a reverse repurchase agreement, liquid assets (such as cash, U.S. Government securities or other “high-grade” debt obligations) of ours having a value at least as great as the purchase price of the securities to be purchased will be segregated on our books and held by the custodian throughout the period of the obligation. The use of reverse repurchase agreements by us creates leverage which increases our investment risk. If the income and gains on securities purchased with the proceeds of these transactions exceed the cost, our earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case. We intend to enter into reverse repurchase agreements only if the income from the investment of the proceeds is expected to be greater than the expense of the transaction, because the proceeds are invested for a period no longer than the term of the reverse repurchase agreement.
     Margin Borrowing. Although we do not currently intend to, we may in the future use margin borrowing of up to 33.33% of our total assets for investment purposes when our Adviser believes it will enhance returns. Margin borrowing creates certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which we have borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then we could be subject to a “margin call,” pursuant to which we must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of our assets, we might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice. Any use of margin borrowing by us would be subject to the limitations of the 1940 Act, including the prohibition on our issuing more than one class of senior securities, and the asset coverage requirements discussed earlier in this statement of additional information. See “Investment Limitations.”
     Interest Rate Transactions. We may, but are not required to, use interest rate transactions such as swaps, caps and floors in an attempt to reduce the interest rate risk arising from our leveraged capital structure. There is no assurance that the interest rate hedging transactions into which we enter will be effective in reducing our exposure to interest rate risk. Hedging transactions are subject to correlation risk, which is the risk that payment on our hedging transactions may not correlate exactly with our payment obligations on senior securities.
     The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, we would agree to pay to the other party to the interest rate swap (known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to us a variable rate payment that is intended to approximate our variable rate payment obligation on any variable rate borrowings or preferred stock. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, we would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, it would receive from the counterparty payments of the difference based on the notional amount of such cap. In an interest rate floor, we would be entitled to receive, to the extent that a specified index falls below a predetermined interest rate, payments of interest on a notional principal amount from the party selling the interest rate floor. When interest rate transactions are outstanding, we will segregate liquid assets with its custodian in an amount equal to its net payment obligation under the transactions. Therefore, depending on the state of interest rates in general, our use of interest rate transactions could enhance or decrease cash flow available to make payments with respect to the MMP Shares. Further, to the extent there is a decline in interest rates, the value of the interest rate transactions could decline, and could result in a decline in our net asset value. In addition, if the counterparty to an interest rate transaction defaults, we would not be able to use the anticipated net receipts under the interest rate transaction to offset our cost of financial leverage.
     Delayed-Delivery Transactions. Securities may be bought and sold on a delayed-delivery or when-issued basis. Delayed-delivery transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. We may receive fees or price concessions for entering into delayed-delivery transactions.
     When purchasing securities on a delayed-delivery basis, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with our investments. If we remain substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, we will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When we sell a security on a delayed-delivery basis, we do not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, we could miss a favorable price or yield opportunity or suffer a loss.
     Securities Lending. We may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows us to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by our Adviser to be of good credit and legal standing. Furthermore, loans of securities will only be made if, in our Adviser’s judgment, the consideration to be earned from such loans would justify the risk.
     Our Adviser understands that it is the current view of the SEC staff that we may engage in loan transactions only under the following conditions: (1) we must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, we must be able to terminate the loan at any time; (4) we must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) we may pay only reasonable custodian fees in connection with the loan; and (6) the Board must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.
     Temporary Investments and Defensive Investments. Pending investment of the proceeds of this offering (which we expect may take up to approximately three months following the closing of this offering), we may invest up to 100% of net offering proceeds in cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other fixed income securities-all of which are expected to provide a lower yield than the securities of MLPs and their affiliates, or may hold cash. We also may invest in such instruments on a temporary basis to meet working capital needs including, but not limited to, the need for collateral in connection with certain investment techniques, to hold a reserve pending payment of dividends, and to facilitate the payments of expenses and settlement of trades. We anticipate that under normal market conditions not more than 5% of our assets will be invested in these instruments.
     Under adverse market or economic conditions, we may invest 100% of our total assets in these securities. The yield on such securities may be lower than the returns on MLP securities or yields on lower rated fixed income securities. To the extent we use this strategy, we may not achieve our investment objective.
MANAGEMENT OF THE COMPANY
Directors and Officers
     Our business and affairs are managed under the direction of the Board of Directors. Accordingly, the Board of Directors provides broad supervision over our affairs, including supervision of the duties performed by our Adviser. Our officers are responsible for our day-to-day operations. The names, ages and addresses of each of our directors and officers, together with their principal occupations and other affiliations during the past five years, are set forth below. Each director and officer will hold office until his successor is duly elected and qualified, or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director and officer is 11550 Ash Street, Leawood, Kansas 66211. The Board of Directors consists of a majority of directors who are not interested persons (as defined in the 1940 Act) of our Adviser or its affiliates.

	POSITION(S) HELD			OTHER PUBLIC
	WITH COMPANY, TERM		NUMBER OF	COMPANY
	OF OFFICE AND	PRINCIPAL	PORTFOLIOS IN FUND	DIRECTORSHIPS
	LENGTH OF	OCCUPATION DURING	COMPLEX OVERSEEN BY	HELD BY
NAME AND AGE	TIME SERVED	PAST FIVE YEARS	DIRECTOR (1)	DIRECTOR
Independent Directors

Conrad S. Ciccotello (Born 1960)	Director since 2005	Tenured Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Graduate Personal Financial Planning Programs; Formerly Editor, “Financial Services Review” (an academic journal dedicated to the study of individual financial management) (2001-2007); Published several academic and professional journal articles about energy infrastructure and MLPs.	6	None

	POSITION(S) HELD			OTHER PUBLIC
	WITH COMPANY, TERM		NUMBER OF	COMPANY
	OF OFFICE AND	PRINCIPAL	PORTFOLIOS IN FUND	DIRECTORSHIPS
	LENGTH OF	OCCUPATION DURING	COMPLEX OVERSEEN BY	HELD BY
NAME AND AGE	TIME SERVED	PAST FIVE YEARS	DIRECTOR (1)	DIRECTOR
John R. Graham (Born 1945)	Director since 2005	Executive-in-Residence and Professor of Finance (part-time), College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO, Graham Capital Management, Inc., primarily a real estate development, investment and venture capital company; Owner of Graham Ventures, a business services and venture capital firm; Part-time Vice President Investments, FB Capital Management, Inc. (a registered investment adviser), since 2007; formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies (1979-2000).	6	Kansas State Bank

Charles E. Heath (Born 1942)	Director since 2005	Retired in 1999, Formerly Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999). Chartered Financial Analyst (“CFA”) designation since 1974.	6	None

	POSITION(S) HELD			OTHER PUBLIC
	WITH COMPANY, TERM		NUMBER OF	COMPANY
	OF OFFICE AND	PRINCIPAL	PORTFOLIOS IN FUND	DIRECTORSHIPS
	LENGTH OF	OCCUPATION DURING	COMPLEX OVERSEEN BY	HELD BY
NAME AND AGE	TIME SERVED	PAST FIVE YEARS	DIRECTOR (1)	DIRECTOR
Interested Directors and Officers(2)

H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since 2005	Managing Director of the Adviser since 2002; Member, Fountain Capital Management, LLC (“Fountain Capital”) (1990-present); Director and Chairman of the Board of each of TYG, TYN, TTO and the two private investment companies managed by the Adviser since its inception; Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); Vice President, F. Martin Koenig & Co., an investment management firm (1983-1986). CFA designation since 1988.	6	None

Terry C. Matlack (Born 1956)	Director and Chief Financial Officer since 2005	Managing Director of the Adviser since 2002; Full-time Managing Director, Kansas City Equity Partners, LC (“KCEP”) (2001-2002); Formerly President, GreenStreet Capital, a private investment firm (1998-2001); Director and Chief Financial Officer of each of TYG, TYN, TTO and two private investment companies managed by the Adviser since its inception; Chief Compliance Officer of the Company and TYN from their inception through May 2006 and of TYG from 2004 through May 2006; Treasurer of each of the Company, TYG and TYN from their inception to November 2005; Assistant Treasurer of the Company, TYG and TYN from November 2005 to April 2008, of TTO and one of the two private investment companies from their inception to April 2008, and of the other private investment company since its inception. CFA designation since 1985.	6	None

	POSITION(S) HELD			OTHER PUBLIC
	WITH COMPANY, TERM		NUMBER OF	COMPANY
	OF OFFICE AND	PRINCIPAL	PORTFOLIOS IN FUND	DIRECTORSHIPS
	LENGTH OF	OCCUPATION DURING	COMPLEX OVERSEEN BY	HELD BY
NAME AND AGE	TIME SERVED	PAST FIVE YEARS	DIRECTOR (1)	DIRECTOR
David J. Schulte (Born 1961)	President and Chief Executive Officer since 2005	Managing Director of the Adviser since 2002; Full-time Managing Director, KCEP (1993-2002); President and Chief Executive Officer of TYG since 2003; Chief Executive Officer of TYN since 2005 and President of TYN from 2005 to September 2008; Chief Executive Officer of TTO since 2005 and President of TTO from 2005 to April 2007; President of one of the two private investment companies since 2007 and of the other private investment company from 2007 to June 2008; Chief Executive Officer of one of the two private investment companies since 2007 and of the other private investment company from 2007 to December 2008. CFA designation since 1992.	N/A	None

Zachary A. Hamel (Born 1965)	Senior Vice President since 2005	Managing Director of the Adviser since 2002; Partner, Fountain Capital (1997-present). Senior Vice President of TTO since 2005 and of TYG, TYN and the two private investment companies since 2007; Secretary of each of the Company, TYG, TYN and TTO from their inception to April 2007. CFA designation since 1988.	N/A	None

	POSITION(S) HELD			OTHER PUBLIC
	WITH COMPANY, TERM		NUMBER OF	COMPANY
	OF OFFICE AND	PRINCIPAL	PORTFOLIOS IN FUND	DIRECTORSHIPS
	LENGTH OF	OCCUPATION DURING	COMPLEX OVERSEEN BY	HELD BY
NAME AND AGE	TIME SERVED	PAST FIVE YEARS	DIRECTOR (1)	DIRECTOR
Interested Directors and Officers(2)

Kenneth P. Malvey (Born 1965)	Senior Vice President since 2005; Treasurer since 2005	Managing Director of the Adviser since 2002; Partner, Fountain Capital Management (2002-present); formerly, Investment Risk Manager and member of the Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996-2002); Treasurer of TYG, TYN, and TTO since 2005, and of the two private investment companies since 2007; Senior Vice President of TTO since 2005, and of TYG, TYN and the two private investment companies since 2007; Assistant Treasurer of the Company, TYG and TYN from their inception to November 2005; Chief Executive Officer of one of the private investment companies since December 2008; CFA designation since 1996.	N/A	None

(1)	This number includes us, TYG, TYN, TTO and two private investment companies. Our Adviser also serves as the investment adviser to TYG, TYN, TTO and the two private investment companies.

(2)	As a result of their respective positions held with our Adviser or its affiliates, these individuals are considered “interested persons” of ours within the meaning of the 1940 Act.
     We have an audit committee consisting of three directors (the “Audit Committee”) who are not “interested persons” of ours within the meaning of the 1940 Act (“Independent Directors”). The Audit Committee members are Conrad S. Ciccotello (Chairman), John R. Graham and Charles E. Heath. The Audit Committee’s function is to oversee the Company’s accounting policies, financial reporting and internal control system. The Audit Committee makes recommendations regarding the selection of our independent registered public accounting firm, reviews the independence of such firm, reviews the scope of the audit and internal controls, considers and reports to the Board on matters relating to the Company’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee held two meetings during fiscal year 2008.
     We have a nominating and governance committee that consists exclusively of three Independent Directors (the “Nominating Committee”). The Nominating Committee members are Conrad S. Ciccotello, John R. Graham (Chairman) and Charles E. Heath. The Nominating Committee’s function is to nominate and evaluate Independent Director candidates, review the compensation arrangements for each of the directors, review corporate governance issues and developments, and to develop and recommend to the Board corporate governance guidelines and procedures, to the extent appropriate. The Nominating Committee will consider nominees recommended by shareholders so long as such recommendations are made in accordance with the Company’s Bylaws. The Nominating Committee held two meetings during fiscal year 2008.

     The Company also has a compliance committee that consists exclusively of three Independent Directors (the “Compliance Committee”). The Compliance Committee’s function is to review and assess management’s compliance with applicable securities laws, rules and regulations, monitor compliance with our Code of Ethics, and handle other matters as the Board or committee chair deems appropriate. The Compliance Committee members are Conrad S. Ciccotello, John R. Graham and Charles E. Heath (Chairman). The Compliance Committee held one meeting during fiscal year 2008.
     Directors and officers who are interested persons of the Company or the Administrator will receive no salary or fees from us. For the current fiscal year, each Independent Director receives from us an annual retainer of $21,000 (plus an additional $4,000 for the Chairman of the Audit Committee and an additional $1,000 for each other committee Chairman) and a fee of $2,000 (and reimbursement for related expenses) for each meeting of the Board or Audit Committee attended in person (or $1,000 for each Board or Audit Committee meeting attended telephonically, or for each Audit Committee meeting attended in person that is held on the same day as a Board meeting), and an additional $1,000 for each other committee meeting attended in person or telephonically. No director or officer is entitled to receive pension or retirement benefits from us.
     The table below sets forth the compensation paid to the directors by us for the fiscal year ended November 30, 2008.

	Aggregate	Aggregate Compensation From
Name and Position With	Compensation From	the Company and Fund Complex
the Company	the Company	Paid to Directors*
Independent Directors
Conrad S. Ciccotello	$46,667	$182,000
John R. Graham	$43,667	$171,000
Charles E. Heath	$43,667	$171,000

Interested Directors
H. Kevin Birzer	$0	$0
Terry C. Matlack	$0	$0
     The following table sets forth the dollar range of equity securities beneficially owned by each director of the Company as of December 31, 2008.

Aggregate Dollar Range of
Equity Securities in all
	Aggregate Dollar Range of	Registered Investment
	Company Securities	Companies Overseen by
	Beneficially Owned By	Director in Family of
Name of Director	Director**	Investment Companies*
Independent Directors
Conrad S. Ciccotello	$10,001 - $50,000	Over $100,000
John R. Graham	$50,001 - $100,000	Over $100,000
Charles E. Heath	$50,000 - $100,000	Over $100,000

Interested Directors
H. Kevin Birzer	Over $100,000	Over $100,000
Terry C. Matlack	Over $100,000	Over $100,000

*	Includes TYG, TYY, TYN and TTO and the two privately held closed-end management investment companies.

**	As of December 31, 2008, the officers and directors of the Company, as a group, own less than 1% of any class of the Company’s outstanding shares of stock.
Control Persons
     As of December 31, 2008, the following persons owned of record or beneficially more than 5% of our common shares.

	Outstanding Shares
	at	Percentage
Name and Address	12/31/2008	Shares Held
Stifel, Nicolaus & Company Inc.	1,633,659	9.35%
501 North Broadway St. Louis, MO 63102

National Financial Services LLC	1,410,874	8.08%
200 Liberty Street New York, NY 10281

Morgan Stanley & Co. Incorporated	1,198,498	6.86%
75 Varick Street New York, NY 11201

Charles Schwab & Co., Inc.	1,101,589	6.31%
101 Montgomery Street San Francisco, CA 94104

First Clearing, LLC	1,070,417	6.13%
Riverfront Plaza (West Tower) 901 East Byrd Street Richmond, VA 23219

Merrill Lynch Safekeeping	1,031,501	5.90%
4 Corporate Place Piscataway, NJ 08854

Fifth Third Bank/State Teachers	880,493	5.04%
Retirement of Ohio Fifth Third Center Cincinnati, OH 45283
Indemnification of Directors and Officers
     Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. Our Charter (the “Charter”) contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law and the 1940 Act.
     Our Charter authorizes, to the maximum extent permitted by Maryland law and the 1940 Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of ours and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of ours or as a present or former director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise, and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Bylaws obligate us, to the maximum extent permitted by Maryland law to indemnify any present or former director or officer or any individual who, while a director of ours and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of ours and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our obligation to indemnify any director, officer or other individual, however, is limited by the 1940 Act which prohibits us from indemnifying any director, officer or other individual from any liability resulting from the willful misconduct, bad faith, gross negligence in the performance of duties or reckless disregard of applicable obligations and duties of the directors, officers or other individuals. To the maximum extent permitted by Maryland law and the 1940 Act, our Charter and Bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of ours in any of the capacities described above and any employee or agent of ours or a predecessor of ours.
     Maryland law requires a corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made, or threatened to be made, a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith, or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.
     However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation, and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
Investment Adviser
     Tortoise Capital Advisors, L.L.C. serves as our investment adviser. Our Adviser specializes in managing portfolios of investments in MLPs and other energy infrastructure companies. Our Adviser was formed by Fountain Capital and KCEP in October 2002 to provide portfolio management services exclusively with respect to energy infrastructure investments. Fountain Capital’s ownership in the Adviser was transferred to FCM Tortoise, L.L.C. (“FCM”), a recently formed entity with the same principals as Fountain Capital. FCM has no operations and serves as a holding company. The transfer was effective as of August 2, 2007, and did not result in a change of control of the Adviser. The Adviser is controlled equally by FCM and KCEP, each of which own approximately half of all of the voting shares of the Adviser.
     Our Adviser is located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. As of March 31, 2009, our Adviser had approximately $1.7 billion in assets under management in the energy sector.
     Pursuant to an Investment Advisory agreement (the “Advisory agreement”), our Adviser, subject to overall supervision by the Board, manages our investments. Our Adviser regularly provides us with investment research advice and supervision and will furnish continuously an investment program for us, consistent with our investment objective and policies.
     The investment management of our portfolio is the responsibility of a team of portfolio managers consisting of David J. Schulte, H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, and Terry C. Matlack, all of whom are Managers of our Adviser and members of its investment committee and share responsibility for such investment management. It is the policy of the investment committee, that any one member can require our Adviser to sell a security and any one member can veto the committee’s decision to invest in a security. All members of our Adviser’s investment committee are full-time employees of our Adviser.
     The following table provides information about the number of and total assets in other accounts managed on a day-to-day basis by each of the portfolio managers as of November 30, 2008.

			Number of	Total Assets of
			Accounts	Accounts
			Paying a	Paying a
	Number of	Total Assets of	Performance	Performance
Name of Manager	Accounts	Accounts	Fee	Fee
H. Kevin Birzer
Registered investment companies	4	$798,668,045	0
Other pooled investment vehicles	4	$158,054,961	1	$106,802,516
Other accounts	210	$1,388,290,551	0
Zachary A. Hamel
Registered investment companies	4	$798,668,045	0
Other pooled investment vehicles	4	$158,054,961	1	$106,802,516
Other accounts	210	$1,388,290,551	0
Kenneth P. Malvey
Registered investment companies	4	$798,668,045	0
Other pooled investment vehicles	4	$158,054,961	1	$106,802,516
Other accounts	210	$1,388,290,551	0
Terry C. Matlack
Registered investment companies	4	$798,668,045	0
Other pooled investment vehicles	1	$106,802,516	1	$106,802,516
Other accounts	197	$228,230,735	0
David J. Schulte
Registered investment companies	4	$798,668,045	0
Other pooled investment vehicles	1	$106,802,516	1	$106,802,516
Other accounts	197	$228,230,735	0
     None of Messrs. Schulte, Matlack, Birzer, Hamel or Malvey receive any direct compensation from the Company or any other of the managed accounts reflected in the table above. All such accounts are managed by our Adviser or Fountain Capital. Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are full-time employees of our Adviser and receive a fixed salary for the services they provide. Each of Messrs. Schulte, Matlack, Birzer, Hamel and Malvey own an equity interest in either KCEP or FCM, the two entities that control our Adviser, and each thus benefits from increases in the net income of our Adviser.
     The following table sets forth the dollar range of our equity securities beneficially owned by each of the portfolio managers as of November 30, 2008.

Aggregate Dollar Range of Company
Securities Beneficially Owned by
Name of Manager	Manager
H. Kevin Birzer	Over $100,000
Zachary A. Hamel	$10,001-$50,000
Kenneth P. Malvey	$10,001-$50,000
Terry C. Matlack	Over $100,000
David J. Schulte	$10,001-$50,000
     In addition to portfolio management services, our Adviser is obligated to supply our Board and officers with certain statistical information and reports, to oversee the maintenance of various books and records and to arrange for the preservation of records in accordance with applicable federal law and regulations. Under the Investment Advisory agreement, we pay our Adviser a fee equal to 0.95% annually of our average monthly Managed Assets for the services rendered by it. Managed Assets means our total assets (including any assets attributable to any leverage that may be outstanding and excluding any net deferred tax asset) minus the sum of accrued liabilities other than (1) net deferred tax liability, (2) debt entered into for the purpose of leverage, and (3) the aggregate liquidation preference of any outstanding preferred shares. For our fiscal year ending November 30, 2006, our Adviser received $5,510,366 as compensation for advisory services. For our fiscal year ending November 30, 2007, our Adviser received $8,493,246 as compensation for advisory services. For our fiscal year ending November 30, 2008, our Adviser received $7,399,871 as compensation for advisory services.

     Because the management fees paid to our Adviser are based upon a percentage of our Managed Assets, fees paid to our Adviser are higher when we are leveraged; thus, our Adviser will have an incentive to leverage us. Our Adviser intends to leverage us only when it believes it will serve the best interests of our stockholders. Our average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter within five (5) days of the end of that quarter. Net deferred tax assets are not included in the calculation of our management fee.
     The Advisory agreement provides that we will pay all expenses other than those expressly stated to be payable by our Adviser, which expenses payable by the Company shall include, without implied limitation: (1) expenses of maintaining and continuing our existence and related overhead, including, to the extent services are provided by personnel of our Adviser or its affiliates, office space and facilities and personnel compensation, training and benefits, (2) our registration under the 1940 Act, (3) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments including placement and similar fees in connection with direct placements entered into on our behalf, (4) auditing, accounting and legal expenses, (5) taxes and interest, (6) governmental fees, (7) expenses of listing our shares with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of our interests, including expenses of conducting tender offers for the purpose of repurchasing common stock, (8) expenses of registering and qualifying us and our shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes, (9) expenses of communicating with stockholders, including website expenses and the expenses of preparing, printing and mailing press releases, reports and other notices to stockholders and of meetings of stockholders and proxy solicitations therefor, (10) expenses of reports to governmental officers and commissions, (11) insurance expenses, (12) association membership dues, (13) fees, expenses and disbursements of custodians and subcustodians for all services to us (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of NAVs), (14) fees, expenses and disbursements of transfer agents, dividend and interest paying agents, stockholder servicing agents and registrars for all services to us, (15) compensation and expenses of our directors who are not members of our Adviser’s organization, (16) pricing and valuation services employed by us, (17) all expenses incurred in connection with leveraging of our assets through a line of credit or other indebtedness or issuing and maintaining notes or preferred stock, (18) all expenses incurred in connection with offerings of our common and preferred stock and debt securities, and (19) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and our obligation to indemnify our directors, officers and stockholders with respect thereto.
     The Advisory agreement provides that our Adviser will not be liable in any way for any default, failure or defect in any of the securities comprising portfolio if it has satisfied the duties and the standard of care, diligence and skill set forth in the Advisory agreement. However, our Adviser shall be liable to us for any loss, damage, claim, cost, charge, expense or liability resulting from our Adviser’s willful misconduct, bad faith or gross negligence or disregard by our Adviser of our Adviser’s duties or standard of care, diligence and skill set forth in the Advisory agreement or a material breach or default of our Adviser’s obligations under the Advisory agreement.
     The Advisory agreement has a term ending on December 31st of each year and is submitted to the Board of Directors for renewal each year. A discussion regarding the basis of the Board of Directors’ decision to approve the renewal of the Advisory agreement is available in our Annual Report to stockholders for the fiscal year ended November 30, 2008. The Advisory agreement will continue from year to year, provided such continuance is approved by a majority of the Board or by vote of the holders of a majority of our outstanding voting securities. Additionally, the Advisory agreement must be approved annually by vote of a majority of the Independent Directors. The Advisory agreement may be terminated by our Adviser or us, without penalty, on sixty (60) days’ written notice to the other. The Advisory agreement will terminate automatically in the event of its assignment.
Code of Ethics
     We and our Adviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act, which is applicable to officers, directors and designated employees of us and our Adviser (collectively, the “Codes”). Subject to certain limitations, the Codes permit those officers, directors and designated employees of ours and our Adviser (“Covered Persons”) to invest in securities, including securities that may be purchased or held by us. The Codes contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Covered Persons and the interests of investment advisory clients such as ours. Among other things, the Codes prohibit certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Codes may be granted in particular circumstances after review by appropriate personnel.

     Our Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Our code of ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.
     Our Code of Ethics is also available on our Adviser’s website at www.tortoiseadvisors.com.
PORTFOLIO TRANSACTIONS
Execution of Portfolio Transactions
     Our Adviser is responsible for decisions to buy and sell securities for us, broker-dealer selection, and negotiation of brokerage commission rates. Our Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution. In selecting a broker-dealer to execute each particular transaction, our Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to our investment performance on a continuing basis. Accordingly, the price to us in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.
     The ability to invest in direct placements of MLP securities is critical to our ability to meet its investment objective because of the limited number of MLP securities available for investment and, in some cases, the relatively small trading volumes of certain securities. Accordingly, we may, from time to time, enter into arrangements with placement agents in connection with direct placement transactions.
     In evaluating placement agent proposals, we will consider each broker’s access to issuers of MLP securities and experience in the MLP market, particularly the direct placement market. In addition to these factors, we will consider whether the proposed services are customary, whether the proposed fee schedules are within the range of customary rates, whether any proposal would obligate us to enter into transactions involving a minimum fee, dollar amount or volume of securities, or into any transaction whatsoever, and other terms such as indemnification provisions.
     Subject to such policies as the Board may from time to time determine, our Adviser shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused us to pay a broker or dealer that provides brokerage and research services to our Adviser an amount of commission for effecting an investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if our Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or our Adviser’s overall responsibilities with respect to us and to other clients of our Adviser as to which our Adviser exercises investment discretion. Our Adviser is further authorized to allocate the orders placed by it on behalf of us to such brokers and dealers who also provide research or statistical material or other services to us, our Adviser or to any sub-adviser. Such allocation shall be in such amounts and proportions as our Adviser shall determine and our Adviser will report on said allocations regularly to the Board indicating the brokers to whom such allocations have been made and the basis therefor. For the fiscal years ended November 30, 2006 and November 30, 2007 and November 30, 2008, we paid aggregate brokerage commissions of $52,247, $456,842 and $126,370, respectively. No direct placement fees were paid in fiscal 2006, 2007 or 2008.
Portfolio Turnover
     Our annual portfolio turnover rate may vary greatly from year to year. Although we cannot accurately predict our annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. For our fiscal years ended November 30, 2007 and November 30, 2008, our portfolio turnover rates were 9.90% and 6.44%, respectively. However, portfolio turnover rate is not considered a limiting factor in the execution of our investment decisions. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. High portfolio turnover also may result in our recognition of gains that will increase our current and accumulated earnings and profits resulting in a greater portion of our distributions being treated as taxable dividends for Federal income tax purposes. See “Certain Federal Income Tax Matters.”

NET ASSET VALUE
     We will compute our net asset value for our shares of common stock as of the close of trading on the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each calendar month and at such other times as the Board may determine. Due to recent market volatility, we currently make our net asset value available for publication weekly. Our investment transactions are generally recorded on a trade date plus one day basis, other than for quarterly and annual reporting purposes. For purposes of determining the net asset value of a share of common stock, our net asset value will equal the value of our total assets (the value of the securities we hold, plus cash or other assets, including interest accrued but not yet received and net deferred tax assets) less (1) all of its liabilities (including without limitation accrued expenses and both current and net deferred tax liabilities), (2) accumulated and unpaid interest payments and dividends on any outstanding debt or preferred stock, respectively, (3) the aggregate liquidation value of any outstanding preferred stock, (4) the aggregate principal amount of any outstanding senior notes, including any series of Tortoise Notes, and (5) any distributions payable on the common stock. The net asset value per share of our common stock will equal our net asset value divided by the number of outstanding shares of common stock.
     Pursuant to an agreement with U.S. Bancorp Fund Services, LLC (the “Accounting Services Provider”), the Accounting Services Provider will value our assets in accordance with Valuation Procedures adopted by the Board of Directors. The Accounting Services Provider will obtain securities market quotations from independent pricing services approved by the Adviser and ratified by the Board. Securities for which market quotations are readily available shall be valued at “market value.” Any other securities shall be valued at “pursuant to fair value methodologies approved by the Board.”
     Valuation of certain assets at market value will be as follows. For equity securities, the Accounting Services Provider will first use readily available market quotations and will obtain direct written broker-dealer quotations if a security is not traded on an exchange or quotations are not available from an approved pricing service. For fixed income securities, the Accounting Services Provider will use readily available market quotations based upon the last sale price of a security on the day we value our assets or a market value from a pricing service or by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security. For options, futures contracts and options on futures contracts, the Accounting Services Provider will use readily available market quotations. If no sales are reported on any exchange or over-the-counter (“OTC”) market for an option, futures contract or option on futures contracts, the Accounting Services Provider will use for exchange traded options, the mean between the highest bid and lowest asked prices obtained as of the closing of the exchanges on which the option is traded, and for non-exchange traded options and futures, the calculated mean based on bid and asked prices obtained from the OTC market.
     If the Accounting Services Provider cannot obtain a market value or the Adviser determines that the value of a security as so obtained does not represent a fair value as of the valuation time (due to a significant development subsequent to the time its price is determined or otherwise), fair value for the security shall be determined pursuant to the Valuation Procedures adopted by the Board. The Valuation Procedures provide that the Adviser will consider a variety of factors with respect to the individual issuer and security in determining and monitoring the continued appropriateness of fair value, including, without limitation, financial statements and fundamental data with respect to the issuer, cost, the amount of any discount, restrictions on transfer and registration rights and other information deemed relevant. A report of any prices determined pursuant to certain preapproved methodologies will be presented to the Board or a designated committee thereof for approval at the next regularly scheduled board meeting. The Valuation Procedures currently provide for methodologies to be used to fair value equity securities and debt securities. With respect to equity securities, among the factors used to fair value a security subject to restrictions on resale is whether the security has a common share counterpart trading in a public market. If a security does not have a common share counterpart, the security shall be valued initially and thereafter by the Investment Committee of our Adviser (the “Pricing Committee”) based on all relevant factors and such valuation will be presented to the Board for review and ratification no less frequently than quarterly. If a security has a common share counterpart trading in a public market or is convertible into publicly-traded common shares, the Pricing Committee shall determine an appropriate percentage discount for the security in light of its resale restrictions and/or, as applicable, conversion restrictions and other factors.
     With respect to debt securities, among the various factors that can affect the value of such securities are (i) whether the issuing company has freely trading debt securities of the same maturity and interest rate; (ii) whether the issuing company has an effective registration statement in place for the securities; and whether a market is made in the securities. Subject to the particular considerations of an issue, debt securities generally will be valued at amortized cost.
     The foregoing methods for fair valuing securities may be used only as long as the Adviser believes they continue to represent fair value and the discussion above is qualified in its entirety by our Valuation Procedures.

     In computing net asset value, we will review the valuation of the obligation for income taxes separately for current taxes and deferred taxes due to the differing impact of each on (i) the anticipated timing of required tax payments and (ii) the impact of each on the treatment of distributions by us to our stockholders.
     The allocation between current and deferred income taxes is determined based upon the value of assets reported for book purposes compared to the respective net tax bases of assets for federal income tax purposes. It is anticipated that cash distributions from MLPs in which we invest will not equal the amount of taxable income allocable to us primarily as a result of depreciation and amortization deductions recorded by the MLPs. This may result, in effect, in a portion of the cash distribution received by us not being treated as income for federal income tax purposes. The relative portion of such distributions not treated as income for tax purposes will vary among the MLPs, and also will vary year by year for each MLP, but in each case will reduce our remaining tax basis, if any, in the particular MLP. The Adviser will be able to directly confirm the portion of each distribution recognized as taxable income when it receives annual tax reporting information from each MLP.
CERTAIN FEDERAL INCOME TAX MATTERS
     The following is a summary of certain material U.S. federal income tax considerations relating to us and our investments in MLPs and to the purchase, ownership and disposition of our securities. The discussion generally applies only to holders of securities that are U.S. holders. You will be a U.S. holder if you are an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in our securities. This summary deals only with U.S. holders that hold our securities as capital assets and who purchase the securities in connection with the offering(s) herein. It does not address considerations that may be relevant to you if you are an investor that is subject to special tax rules, such as a financial institution, insurance company, regulated investment company, real estate investment trust, investor in pass-through entities, U.S. holder of securities whose “functional currency” is not the United States dollar, tax-exempt organization, dealer in securities or currencies, trader in securities or commodities that elects mark to market treatment, a person who holds the securities in a qualified tax deferred account such as an IRA, or a person who will hold the securities as a position in a “straddle,” “hedge” or as part of a “constructive sale” for federal income tax purposes. In addition, this discussion does not address the possible application of the U.S. federal alternative minimum tax.
          This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (“the Internal Revenue Code”), the applicable Treasury regulations promulgated thereunder, judicial authority and current administrative rulings, as in effect on the date of this Statement of Additional Information, all of which may change. Any change could apply retroactively and could affect the continued validity of this summary.
          As stated above, this discussion does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular holder of our securities in light of such holder’s particular circumstances and income tax situation. Prospective holders should consult their own tax advisors as to the specific tax consequences to them of the purchase, ownership and disposition of the securities, including the application and the effect of state, local, foreign and other tax laws and the possible effects of changes in U.S. or other tax laws.
          Pursuant to U.S. Treasury Department Circular 230, we are informing you that (1) this discussion is not intended to be used, was not written to be used, and cannot be used, by any taxpayer for the purpose of avoiding penalties under the U.S. federal tax laws, (2) this discussion was written by us in connection with the registration of our securities and our promotion or marketing, and (3) each taxpayer should seek advice based on his, her or its particular circumstances from an independent tax advisor.
     Taxation of the Company
          We are treated as a C corporation for federal and state income tax purposes. We compute and pay federal and state income tax on our taxable income. Thus, we are subject to federal income tax on our taxable income at tax rates up to 35%. Additionally, in certain instances we could be subject to the federal alternative minimum tax of 20% on our alternative minimum taxable income to the extent that the alternative minimum tax exceeds our regular federal income tax.
          As indicated above, we generally invest our assets primarily in MLPs. MLPs generally are treated as partnerships for federal income tax purposes. Since partnerships are generally not subject to federal income tax, the partnership’s partners must report as their income their proportionate share of the partnership’s income. Thus, as a partner in MLPs, we will report our proportionate share of the MLPs’ income in computing our federal taxable income, irrespective of whether any cash or other distributions are made by the MLPs to us. We will also take into account in computing our taxable income any other items of our income, gain, deduction or loss. We anticipate that these may include interest and dividend income earned on our investment in securities, deductions for our operating expenses and gain or loss recognized by us on the sale of MLP interests or any other security.
          As explained below, based upon the historic performance of MLPs, we anticipate initially that our proportionate share of the MLPs’ taxable income will be significantly less than the amount of cash distributions we receive from the MLPs. In such case, we anticipate that we will not incur federal income tax on a significant portion of our cash flow, particularly after taking into account our current operational expenses. If the MLPs’ taxable income is a significantly greater portion of the MLPs’ cash distributions, we will incur additional current federal income tax liability, possibly in excess of the cash distributions we receive.
          We anticipate that each year we will turn over a certain portion of our investment assets. We will recognize gain or loss on the disposition of all or a portion of our interests in MLPs in an amount equal to the difference between the sales price and our basis in the MLP interests sold. To the extent we receive MLP cash distributions in excess of the taxable income reportable by us with respect to such MLP interest, our basis in the MLP interest will be reduced and our gain on the sale of the MLP interest likewise will be increased.
          We are not treated as a regulated investment company under the federal income tax laws. The Internal Revenue Code generally provides that a regulated investment company does not pay an entity level income tax, provided that it distributes all or substantially all of its net income. Our assets do not, and are not expected to, meet current tests for qualification as a regulated investment company for federal income tax purposes. The regulated investment company taxation rules have no application to us or our stockholders. Although changes to the federal tax laws permit regulated investment companies to invest up to 25% of the value of their total assets in securities of certain MLPs, such changes still would not allow us to pursue our objective. Accordingly, we do not intend to change our tax status as a result of such legislation.
     Federal Income Taxation of MLPs
          MLPs are similar to corporations in many respects, but differ in others, especially in the way they are taxed for federal income tax purposes. A corporation is a distinct legal entity, separate from its stockholders and employees and is treated as a separate entity for federal income tax purposes as well. Like individual taxpayers, a corporation must pay a federal income tax on its income. To the extent the corporation distributes its income to its stockholders in the form of dividends, the stockholders must pay federal income tax on the dividends they receive. For this reason, it is said that corporate income is double-taxed, or taxed at two levels.
          An MLP that satisfies the Qualifying Income rules described below, and does not elect otherwise, is treated for federal income tax purposes as a pass-through entity. No federal income tax is paid at the partnership level. A partnership’s income is considered earned by all the partners; it is allocated among all the partners in proportion to their interests in the partnership (generally as provided in the partnership agreement), and each partner pays tax on his, her or its share of the partnership’s income. All the other items that go into determining taxable income and tax owed are passed through to the partners as well — capital gains and losses, deductions, credits, etc. Partnership income is thus said to be single-taxed or taxed only at one level — that of the partner.
          The Internal Revenue Code generally requires “publicly traded partnerships” to be treated as corporations for federal income tax purposes. However, if the publicly traded partnership satisfies certain requirements and does not elect otherwise, the publicly traded partnership will be taxed as a partnership for federal income tax purposes, referred to herein as an MLP. Under these requirements, an MLP must derive each taxable year at least 90% of its gross income from Qualifying Income.
          Qualifying Income for MLPs includes interest, dividends, real estate rents, gain from the sale or disposition of real property, certain income and gain from commodities or commodity futures, and income and gain from certain mineral or natural resources activities. Mineral or natural resources activities that generate Qualifying Income include income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil or products thereof), or the marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber). This means that most MLPs today are in energy, timber, or real estate related businesses.
          Because the MLP itself does not pay federal income tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash or other payment from the MLP. It is important to note that an MLP investor is taxed on his share of partnership income whether or not he actually receives any cash or other property from the partnership. The tax is based not on money or other property he actually receives, but his proportionate share of what the partnership earns. However, most MLPs make it a policy to make quarterly distributions to their partners that will comfortably exceed any income tax owed. Although they resemble corporate dividends, MLP distributions are treated differently for federal income tax purposes. The MLP distribution is treated as a return of capital to the extent of the investor’s basis in his MLP interest and, to the extent the distribution exceeds the investor’s basis in the MLP interest, as capital gain. The investor’s original basis is generally the price paid for the units. The basis is adjusted downward with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of income and gain.
          The partner generally will not be taxed on MLP distributions until (1) he sells his MLP units and pays tax on his gain, which gain is increased due to the basis decrease resulting from prior distributions; or (2) his basis reaches zero. When the units are sold, the difference between the sales price and the investor’s adjusted basis is the gain or loss for federal income tax purposes.
          At tax filing season an MLP investor will receive a Schedule K-1 form showing the investor’s share of each item of the partnership’s income, gain, loss, deductions and credits. The investor will use that information to figure the investor’s taxable income (MLPs generally provide their investors with material that walks them through all the steps). If there is net income derived from the MLP, the investor pays federal income tax at his, her or its tax rate. If there is a net loss derived from the MLP, it is generally considered a “passive loss” under the Internal Revenue Code and generally may not be used to offset income from other sources, but must be carried forward.
          Because we are a corporation, we, and not our stockholders, will report the income or loss of the MLPs. Thus, our stockholders will not have to deal with any Schedules K-1 reporting income and loss items of the MLPs. Stockholders, instead, will receive a Form 1099 from us. In addition, due to our broad public ownership, we do not expect to be subject to the passive loss limitation rules mentioned in the preceding paragraph.
     Common and Preferred Stock
          Federal Income Tax Treatment of Common Stock Distributions. Unlike a holder of a direct interest in MLPs, a stockholder will not include its allocable share of our income, gains, losses or deductions in computing its own taxable income. Instead, since we are of the opinion that, under present law, our shares of common stock will constitute equity, distributions with respect to such shares (other than distributions in redemption of shares subject to Section 302(b) of the Internal Revenue Code) will generally constitute dividends to the extent of our allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the MLPs, we anticipate that the distributed cash from the MLPs will exceed our share of the MLPs’ income. In addition, earnings and profits are treated generally, for federal income tax purposes, as first being used to pay distributions on preferred stock, and then to the extent remaining, if any, to pay distributions on the common stock. Thus, we anticipate that only a portion of the distributions of distributable cash flow (“DCF”) will be treated as dividend income to common stockholders. To the extent that distributions to a stockholder exceed our current and accumulated earnings and profits, such distributions will be treated as a return of capital and the stockholder’s basis in the shares of stock with respect to which the distributions are made will be reduced and, if a stockholder has no further basis in the shares, the stockholder will report any excess as capital gain if the stockholder holds such shares as a capital asset.
          Dividends of current or accumulated earnings and profits generally will be taxable as ordinary income to holders but are expected to be treated as “qualified dividend income” that is generally subject to reduced rates of federal income taxation for noncorporate investors and are also expected to be eligible for the dividends received deduction available to corporate stockholders under Section 243 of the Internal Revenue Code. Under federal income tax law, qualified dividend income received by individual and other noncorporate stockholders is taxed at long-term capital gain rates, which currently reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain criteria. To be treated as qualified dividend income, the stockholder must hold the shares paying otherwise qualifying dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the 181-day period beginning 90 days before the ex-dividend date in the case of certain preferred stock dividends). A stockholder’s holding period may be reduced for purposes of this rule if the stockholder engages in certain risk reduction transactions with respect to the common or preferred stock. The provisions of the Internal Revenue Code applicable to qualified dividend income are effective through 2010. Thereafter, higher tax rates will apply unless further legislative action is taken. Because we are not treated as a regulated investment company under the Internal Revenue Code, we are not entitled to designate any dividends made with respect to our stock as capital gain distributions.
          Corporate holders should be aware that certain limitations apply to the availability of the dividends received deduction, including limitations on the aggregate amount of the deduction that may be claimed and limitations based on the holding period of the shares on which the dividend is paid, which holding period may be reduced if the holder engages in risk reduction transactions with respect to its shares. Corporate holders should consult their own tax advisors regarding the application of these limitations to their particular situation.
          If a common stockholder participates in our Automatic Dividend Reinvestment Plan, such stockholder will be treated as receiving the amount of the distributions made by the Company, which amount generally will be either equal to the amount of cash distribution the stockholder would have received if the stockholder had elected to receive cash or, for shares issued by the Company, the fair market value of the shares issued to the stockholder.
          Federal Income Tax Treatment of Preferred Stock Distributions. Under present law, we believe that our preferred stock will constitute equity for federal income tax purposes, and thus distributions with respect to the preferred stock (other than distributions in redemption of preferred stock subject to Section 302(b) of the Internal Revenue Code) will generally constitute dividends to the extent of our current or accumulated earnings and profits allocable to such shares, as calculated for federal income tax purposes. Earnings and profits are generally treated, for federal income tax purposes, as first being allocable to distributions on the preferred stock and then to the extent remaining, if any, to distributions on our common stock. Dividends generally will be taxable as ordinary income to holders, but are expected to be treated as qualified dividend income that is generally subject to reduced rates of federal income taxation for noncorporate investors, as described above. In the case of corporate holders of preferred stock, subject to applicable requirements and limitations, dividends may be eligible for the dividends received deduction available to corporations under Section 243 of the Internal Revenue Code (see discussion above). Distributions in excess of our earnings and profits allocable to preferred stock, if any, will first reduce a shareholder’s adjusted tax basis in his or her shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a holder who holds such shares as a capital asset. Because we are not treated as a regulated investment company under the Internal Revenue Code, we are not entitled to designate any dividends made with respect to our stock as capital gain distributions.
          Sale of Shares. The sale of shares of common or preferred stock by holders will generally be a taxable transaction for federal income tax purposes. Holders of shares who sell such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the shares sold. If the shares are held as a capital asset at the time of the sale, the gain or loss will generally be a capital gain or loss. Similarly, a redemption by us (including a redemption resulting from our liquidation), if any, of all the shares actually and constructively held by a stockholder generally will give rise to capital gain or loss under Section 302(b) of the Internal Revenue Code, provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by Section 302(b) of the Internal Revenue Code must be satisfied to achieve such treatment.
          The capital gain or loss recognized on a sale of shares will generally be long-term capital gain or loss if the shares were held for more than one year and will be short-term capital gain or loss if the disposed shares were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to federal income tax at a lower rate (currently a maximum rate of 15%) than net short-term capital gain or ordinary income (currently a maximum rate of 35%). Under current law, the maximum federal income tax rate on capital gain for noncorporate holders is scheduled to increase to 20% for taxable years after 2010. For corporate holders, capital gain is generally taxed at the same rate as ordinary income, that is, currently at a maximum rate of 35%. A holder’s ability to deduct capital losses may be limited.
          Losses on sales or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in the Company (including those made pursuant to reinvestment of dividends) or other substantially identical stock or securities within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal income tax basis of the shares acquired. Shareholders should consult their own tax advisors regarding their individual circumstances to determine whether any particular transaction in the Company’s shares is properly treated as a sale for U.S. federal income tax purposes and the tax treatment of any gains or losses recognized in such transactions.
          Investment by Tax-Exempt Investors and Regulated Investment Companies. Employee benefit plans, other tax-exempt organizations and regulated investment companies may want to invest in our securities. Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on unrelated business taxable income (“UBTI”). Because we are a corporation for federal income tax purposes, an owner of shares will not report on its federal income tax return any of our items of income, gain, loss and deduction. Therefore, a tax-exempt investor generally will not have UBTI attributable to its ownership or sale of our stock unless its ownership of the stock is debt-financed. In general, stock would be debt-financed if the tax-exempt owner of stock incurs debt to acquire the stock or otherwise incurs or maintains debt that would not have been incurred or maintained if the stock had not been acquired.

          For federal income tax purposes, a regulated investment company, or “mutual fund,” may not have more than 25% of the value of its total assets, at the close of any fiscal quarter, invested in the securities of one or more qualified publicly traded partnerships, which will include most MLPs. Shares of our stock are not securities of a qualified publicly traded partnership and will not be treated as such for purposes of calculating the limitation imposed upon regulated investment companies.
          Backup Withholding. We may be required to withhold, for U.S. federal income tax purposes, a portion of all distributions (including redemption proceeds) payable to stockholders who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding (or if we have been so notified). Certain corporate and other stockholders specified in the Internal Revenue Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS in a timely manner.
          Other Taxation. Foreign stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. Our distributions also may be subject to state and local taxes.
     Debt Securities
          Federal Income Tax Treatment of Holders of Debt Securities. Under present law, we are of the opinion that our debt securities will constitute indebtedness for federal income tax purposes, which the discussion below assumes. We intend to treat all payments made with respect to the debt securities consistent with this characterization.
          Taxation of Interest. Payments or accruals of interest on debt securities generally will be taxable to you as ordinary interest income at the time such interest is received (actually or constructively) or accrued, in accordance with your regular method of accounting for federal income tax purposes.
          Purchase, Sale and Redemption of Debt Securities. Initially, your tax basis in debt securities acquired generally will be equal to your cost to acquire such debt securities. This basis will increase by the amounts, if any, that you include in income under the rules governing market discount, and will decrease by the amount of any amortized premium on such debt securities, as discussed below. When you sell or exchange any of your debt securities, or if any of your debt securities are redeemed, you generally will recognize gain or loss equal to the difference between the amount you realize on the transaction (less any accrued and unpaid interest, which will be subject to federal income tax as interest in the manner described above) and your tax basis in the debt securities relinquished.
          Except as discussed below with respect to market discount, the gain or loss that you recognize on the sale, exchange or redemption of any of your debt securities generally will be capital gain or loss if you hold the debt securities as a capital asset. Such gain or loss will generally be long-term capital gain or loss if the disposed debt securities were held for more than one year and will be short-term capital gain or loss if the disposed debt securities were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to federal income tax at a lower rate (currently a maximum rate of 15%, although this rate will increase to 20% after 2010) than net short-term capital gain or ordinary income (currently a maximum rate of 35%). For corporate holders, capital gain is generally taxed for federal income tax purposes at the same rate as ordinary income, that is, currently at a maximum rate of 35%. A holder’s ability to deduct capital losses may be limited.
          Amortizable Premium. If you purchase debt securities at a cost greater than their stated principal amount, plus accrued interest, you will be considered to have purchased the debt securities at a premium, and you generally may elect to amortize this premium as an offset to interest income, using a constant yield method, over the remaining term of the debt securities. If you make the election to amortize the premium, it generally will apply to all debt instruments that you hold at the beginning of the first taxable year to which the election applies, as well as any debt instruments that you subsequently acquire. In addition, you may not revoke the election without the consent of the IRS. If you elect to amortize the premium, you will be required to reduce your tax basis in the debt securities by the amount of the premium amortized during your holding period. If you do not elect to amortize premium, the amount of premium will be included in your tax basis in the debt securities. Therefore, if you do not elect to amortize the premium and you hold the debt securities to maturity, you generally will be required to treat the premium as a capital loss when the debt securities are redeemed.

          Market Discount. If you purchase debt securities at a price that reflects a “market discount,” any principal payments on, or any gain that you realize on the disposition of, the debt securities generally will be treated as ordinary interest income to the extent of the market discount that accrued on the debt securities during the time you held such debt securities. “Market discount” is defined under the Internal Revenue Code as, in general, the excess of the stated redemption price at maturity over the purchase price of the debt security, except that if the market discount is less than 0.25% of the stated redemption price at maturity multiplied by the number of complete years to maturity, the market discount is considered to be zero. In addition, you may be required to defer the deduction of all or a portion of any interest paid on any indebtedness that you incurred or continued to purchase or carry the debt securities that were acquired at a market discount. In general, market discount will be treated as accruing ratably over the term of the debt securities, or, at your election, under a constant yield method.
          You may elect to include market discount in gross income currently as it accrues (on either a ratable or constant yield basis), in lieu of treating a portion of any gain realized on a sale of the debt securities as ordinary income. If you elect to include market discount on a current basis, the interest deduction deferral rule described above will not apply and you will increase your basis in the debt security by the amount of market discount you include in gross income. If you do make such an election, it will apply to all market discount debt instruments that you acquire on or after the first day of the first taxable year to which the election applies. This election may not be revoked without the consent of the IRS.
          Information Reporting and Backup Withholding. In general, information reporting requirements will apply to payments of principal, interest, and premium, if any, paid on debt securities and to the proceeds of the sale of debt securities paid to U.S. holders other than certain exempt recipients (such as certain corporations). Information reporting generally will apply to payments of interest on the debt securities to non-U.S. Holders (as defined below) and the amount of tax, if any, withheld with respect to such payments. Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which the non-U.S. Holder resides under the provisions of an applicable income tax treaty. In addition, for non-U.S. Holders, information reporting will apply to the proceeds of the sale of debt securities within the United States or conducted through United States-related financial intermediaries unless the certification requirements described below have been complied with and the statement described below in “Taxation of Non-U.S. Holders” has been received (and the payor does not have actual knowledge or reason to know that the holder is a United States person) or the holder otherwise establishes an exemption.
          We may be required to withhold, for U.S. federal income tax purposes, a portion of all payments (including redemption proceeds) payable to holders of debt securities who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if we have been so notified). Certain corporate and other shareholders specified in the Internal Revenue Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the holder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS. If you are a non-U.S. Holder, you may have to comply with certification procedures to establish your non-U.S. status in order to avoid backup withholding tax requirements. The certification procedures required to claim the exemption from withholding tax on interest income described below will satisfy these requirements.
          Taxation of Non-U.S. Holders. If you are a non-resident alien individual or a foreign corporation (a “non-U.S. Holder”), the payment of interest on the debt securities generally will be considered “portfolio interest” and thus generally will be exempt from U.S. federal withholding tax. This exemption will apply to you provided that (1) interest paid on the debt securities is not effectively connected with your conduct of a trade or business in the United States, (2) you are not a bank whose receipt of interest on the debt securities is described in Section 881(c)(3)(A) of the Internal Revenue Code, (3) you do not actually or constructively own 10 percent or more of the combined voting power of all classes of our stock entitled to vote, (4) you are not a controlled foreign corporation that is related, directly or indirectly, to us through stock ownership, and (5) you satisfy the certification requirements described below.
          To satisfy the certification requirements, either (1) the holder of any debt securities must certify, under penalties of perjury, that such holder is a non-U.S. person and must provide such owner’s name, address and taxpayer identification number, if any, on IRS Form W-8BEN, or (2) a securities clearing organization, bank or other financial institution that holds customer securities in the ordinary course of its trade or business and holds the debt securities on behalf of the holder thereof must certify, under penalties of perjury, that it has received a valid and properly executed IRS Form W-8BEN from the beneficial holder and comply with certain other requirements. Special certification rules apply for debt securities held by a foreign partnership and other intermediaries.
          Interest on debt securities received by a non-U.S. Holder that is not excluded from U.S. federal withholding tax under the portfolio interest exemption as described above generally will be subject to withholding at a 30% rate, except where (1) the interest is effectively connected with the conduct of a U.S. trade or business, in which case the interest will be subject to U.S. income tax on a net basis as applicable to U.S. holders generally or (2) a non-U.S. Holder can claim the benefits of an applicable income tax treaty to reduce or eliminate such withholding tax. To claim the benefit of an income tax treaty or to claim an exemption from withholding because the interest is effectively connected with a U.S. trade or business, a non-U.S. Holder must timely provide the appropriate, properly executed IRS forms. These forms may be required to be periodically updated. Also, a non-U.S. Holder who is claiming the benefits of an income tax treaty may be required to obtain a U.S. taxpayer identification number and to provide certain documentary evidence issued by foreign governmental authorities to prove residence in the foreign country.
          Any capital gain that a non-U.S. Holder realizes on a sale, exchange or other disposition of debt securities generally will be exempt from U.S. federal income tax, including withholding tax. This exemption will not apply to you if your gain is effectively connected with your conduct of a trade or business in the U.S. or you are an individual holder and are present in the U.S. for a period or periods aggregating 183 days or more in the taxable year of the disposition and either your gain is attributable to an office or other fixed place of business that you maintain in the U.S. or you have a tax home in the United States.
PROXY VOTING POLICIES
          We and our Adviser have adopted proxy voting policies and procedures (“Proxy Policy”), which they believe are reasonably designed to ensure that proxies are voted in our best interests and the best interests of our stockholders. Subject to the oversight of the Board of Directors, the Board has delegated responsibility for implementing the Proxy Policy to our Adviser. Because of the unique nature of MLPs in which we primarily invest, our Adviser shall evaluate each proxy on a case-by-case basis. Because proxies of MLPs are expected to relate only to extraordinary measures, we do not believe it is prudent to adopt pre-established voting guidelines.
          In the event requests for proxies are received with respect to the voting of equity securities other than MLP equity units, on routine matters, such as election of directors or approval of auditors, the proxies usually will be voted with management unless our Adviser determines it has a conflict or our Adviser determines there are other reasons not to vote with management. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and stockholder proposals, our Adviser will vote, or abstain from voting if deemed appropriate, on a case by case basis in a manner it believes to be in the best economic interest of our stockholders. In the event requests for proxies are received with respect to debt securities, our Adviser will vote on a case by case basis in a manner it believes to be in the best economic interest of our stockholders.
          The Chief Executive Officer is responsible for monitoring our actions and ensuring that: (1) proxies are received and forwarded to the appropriate decision makers; and (2) proxies are voted in a timely manner upon receipt of voting instructions. We are not responsible for voting proxies we do not receive, but will make reasonable efforts to obtain missing proxies. The Chief Executive Officer shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including: (1) significant client relationships; (2) other potential material business relationships; and (3) material personal and family relationships. All decisions regarding proxy voting shall be determined by the Investment Committee of our Adviser and shall be executed by the Chief Executive Officer. Every effort shall be made to consult with the portfolio manager and/or analyst covering the security. We may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).
          If a request for proxy presents a conflict of interest between our stockholders on one hand, and our Adviser, the principal underwriters, or any affiliated persons of ours, on the other hand, our management may: (1) disclose the potential conflict to the Board of Directors and obtain consent; or (2) establish an ethical wall or other informational barrier between the persons involved in the conflict and the persons making the voting decisions.
          Information regarding how we voted proxies for the 12-month period ended June 30, 2008, is available without charge by calling us at (866) 362-9331. You may also access this information on the SEC’s website at http://www.sec.gov. Our link on our Adviser’s website at http://www.tortoiseadvisors.com provides a link to all of our reports filed with the SEC.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
          Ernst & Young LLP, 1200 Main Street, Kansas City, Missouri, serves as our independent registered public accounting firm. Ernst & Young LLP provides audit and audit-related services, tax return preparation and assistance and consultation in connection with review of our filings with the SEC.

CUSTODIAN
          U.S. Bank, N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212 serves as the custodian of our cash and investment securities. We pay the custodian a monthly fee computed at an annual rate of 0.015% on the first $100 million of our portfolio assets and 0.01% on the balance of our Managed Assets, subject to a minimum annual fee of $4,800.
INTERNAL ACCOUNTANT
          U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”) serves as our internal accountant. For its services, we pay U.S. Bancorp a fee computed at $24,000 for the first $50 million of our net assets, 0.0125% on the next $200 million of net assets and 0.0075% on the balance of our net assets. For the fiscal years ended November 30, 2006, November 30, 2007 and November 30, 2008, we paid U.S. Bancorp $62,294, $74,123 and $66,761, respectively, for internal accounting services.
ADDITIONAL INFORMATION
          A Registration Statement on Form N-2, including amendments thereto, relating to the common stock, preferred stock and debt securities offered hereby, has been filed by us with the SEC. The prospectus, prospectus supplement, and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. Please refer to the Registration Statement for further information with respect to us and the offering of our securities. Statements contained in the prospectus, prospectus supplement, and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to a Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.
FINANCIAL STATEMENTS
          Our 2008 Annual Report, which contains our audited financial statements as of November 30, 2008, notes thereto, and other information about us, are hereby incorporated by reference into, and shall accompany, this Statement of Additional Information.
          Our 2009 1st Quarter Report, which contains our unaudited financial statements as of February 28, 2009 and for the period from December 1, 2008 through February 28, 2009, notes thereto, and other information about us is incorporated by reference into, and shall accompany, this Statement of Additional Information.
          Our 2008 Annual Report and 2009 1st Quarter Report include supplemental financial information which presents selected ratios as a percentage of our total investment portfolio and a calculation of our distributable cash flow (“DCF”) and related information. You may request a free copy of the Statement of Additional Information, our annual, semi-annual and quarterly reports, or make other requests for information about us, by calling toll-free 1-866-362-9331, or by writing to us at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

APPENDIX A — RATING OF INVESTMENTS
MOODY’S INVESTORS SERVICE, INC.
          Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.
          “Aaa” Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
          “Aa” Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
          “A” Obligations rated A are considered upper-medium grade and are subject to low credit risk.
          “Baa” Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
          “Ba” Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
          “B” Obligations rated B are considered speculative and are subject to high credit risk.
          “Caa” Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
          “Ca” Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
          “C” Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.
          Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
          US Municipal and Tax-Exempt Ratings
          Municipal ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.
          “Aaa” Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.
          “Aa” Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.
          “A” Issuers or issues rated A present above average creditworthiness relative to other US municipal or tax-exempt issuers or issues.
          “Baa” Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.
          “Ba” Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          “B” Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.
          “Caa” Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.
          “Ca” Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.
          “C” Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.
          Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
          Description of Moody’s Highest Ratings of State and Municipal Notes and Other Short-Term Loans
          Moody’s ratings for state and municipal notes and other short-term loans are designated “Moody’s Investment Grade” (“MIG” or, for variable or floating rate obligations, “VMIG”). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings. Symbols used will be as follows:
          “MIG-1” This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
          “MIG-2” This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
          “MIG-3” This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
          “SG” This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
          “VMIG 1” This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
          “VMIG 2” This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
          “VMIG 3” This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
          Description of Moody’s Short Term Ratings
          Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
          “P-1” Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

          “P-2” Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
          “P-3” Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
          “NP” Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

FITCH RATINGS
          A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:
Long-Term Credit Ratings
Investment Grade
          “AAA” — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be affected adversely by foreseeable events.
          “AA” — Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
          “A” — High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
          “BBB” — Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.
Speculative Grade
          “BB” — Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
          “B” — Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
          “CCC”, “CC”, “C” — High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.
          “DDD”, “DD”, And “D” Default — The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect for repaying all obligations.
Short-Term Credit Ratings
          A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.
          “F1” — Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

          “F2” — Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
          “F3” — Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
          “B” — Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
          “C” — High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
          “D” — Default. Denotes actual or imminent payment default.
          Notes to Long-term and Short-term ratings:
          “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.
          “NR” indicates that Fitch Ratings does not rate the issuer or issue in question.
          “Withdrawn” — A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.
          “Rating Watch” — Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch typically is resolved over a relatively short period.
          A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are `stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

STANDARD & POOR’S CORPORATION
          A brief description of the applicable Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:
          A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.
          Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.
          Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper.
          Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.
Long-Term Issue Credit Ratings
          Issue credit ratings are based in varying degrees, on the following considerations:
          1. Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
          2. Nature of and provisions of the obligation; and
          3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights. The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.
          “AAA” — An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
          “AA” — An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
          “A” — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
          BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
          BB, B, CCC, CC, AND C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

          BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
          B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
          CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
          CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
          C — The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
          D — An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
          “+/-” — Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
          “c” — The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.
          “P” — The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
          “*” — Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.
          “r” — The ‘r’ highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an ‘r’ symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.
          N.R. — Not rated.
          Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.
Bond Investment Quality Standards
          Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (‘AAA’, ‘AA’, ‘A’, ‘BBB’, commonly known as investment-grade ratings) generally are regarded as eligible for bank investment.

Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.
Short-Term Issue Credit Ratings
Notes
          Standard & Poor’s note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
          Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
          Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
          Note rating symbols are as follows:
          “SP-1” — Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
          “SP-2” — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
          “SP-3” — Speculative capacity to pay principal and interest.
          A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable.
          S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.
Commercial Paper
          An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest. These categories are as follows:
          “A-1” — A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
          “A-2” — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
          “A-3” — A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          “B” — A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
          “C” — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
          “D” — A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
          A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable.
     S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Tortoise Energy Capital Corporation

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2009